UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07989

Metropolitan West Funds

(Exact name of registrant as specified in charter)

11766 Wilshire Boulevard, Suite 1500 Los Angeles, CA 90025
(Address of principal executive offices) (Zip code)

Metropolitan West Funds

11766 Wilshire Boulevard, Suite 1500

Los Angeles, CA 90025

(Name and address of agent for service)

Registrant’s telephone number, including area code:     (310) 966-8900

Date of fiscal year end:     March 31

Date of reporting period:     March 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your continued investment with the Metropolitan West Funds. We are pleased to provide the following March 31, 2009 Annual Report for the Metropolitan West Funds, which include:

Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)

Economic Review and Market Environment

As the US eagerly welcomed a new administration to the White House in January, the ongoing bane of weak growth and rising unemployment served as a stark indicator that the challenges facing the economy will not be quickly reversed. When the Gross Domestic Product (GDP) “growth” figures for 2008’s fourth quarter were finalized, little shock accompanied the revelation of a 6.3% annualized contraction. Benefiting from the clarity of hindsight, the pullback in the pace of economic activity that characterized the first eight-and-a-half months of 2008 was exacerbated by last September’s failure of Lehman Brothers and the inconsistent response of the US Treasury and the Federal Reserve since then. While the evidence of this economic “hard stop” is captured in the sharply falling GDP of the fourth quarter and the consensus expectations for a similar retrenchment in the first quarter of 2009, it does not take an econometric model to highlight the acceleration in job losses that started seven months ago, when weak employment conditions turned dreadful, resulting in four million fewer jobs now versus then. (The picture may even be bleaker, as the Bureau of Labor Statistics methodology is prone to underestimating the prevailing trend.) Now, despite 15 straight months of negative readings on these Non-Farm Payrolls figures, the outlook remains unpromising, with most forecasts calling for the string of losses to last at least through the end of 2009.

In response, very little has been spared in the way of government effort to stimulate economic activity and to promote orderly and liquid capital markets. From a traditional monetary perspective, the Fed Funds rate has been effectively at zero since mid-December, when quantitative easing was implemented. Less conventional, though, has been a spate of initiatives involving direct Federal Reserve and US Treasury participation in the markets as a means of expanding credit creation and increasing the velocity of money. One aspect of the Fed’s approach has been relatively straightforward and that has been the direct purchase of US Treasury issues, in addition to the purchase of Agency debentures and Agency mortgage-backed securities. Via the Fed’s investment in these markets, the averred goal has been to push down, in particular, the borrowing rate for conforming home loans, with the hope of increasing the volume of purchase and refinancing activity, providing a stabilizing effect on what has been a housing market beset by falling prices for nearly three years.

Other means of stoking capital market demand were unveiled in greater detail as the first quarter of 2009 wound down, with the Term Asset-Backed Securities Loan Facility (the TALF, first proposed last November) and the Public-Private Investment Program (PPIP) representative of parallel efforts by the Fed and US Treasury. At the core of each government program is a commitment to provide non-recourse lending to eligible borrowers/investors. While the TALF is initially geared toward attracting capital to the consumer lending markets for auto loans, credit cards, student loans and equipment leases, the PPIP is designed to facilitate purchases of loans and securities from bank balance sheets. The key to both programs is providing government-sponsored leverage to entice investors with an enhanced reward-risk profile. While it remains too soon to predict success for the TALF and PPIP initiatives, early reaction was positive and motivated some late first quarter 2009 firming up in pricing across the residential mortgage-backed securities (RMBS) and the asset-backed securities (ABS) markets.

Pitted against the backdrop of economic weakness and clogged up capital market conditions over the past six months, not surprisingly, volatility has reigned. For instance, while US Treasury issues gained 7.3% over the past six months, propelled by a pronounced flight-to-safety last fall, on a 2009 year-to-date basis, the broad US Treasury market was down 1.3%. More tellingly, long-dated US Treasury bonds, while losing nearly 11% in 2009 through March, were up 13.4% for the 6-month period, meaning a 27% return in the fourth quarter of 2008. The high yield index (Barclays Capital US Corporate High Yield Index), by contrast, picked up nearly 6% in the first quarter, on the heels of an 18% loss to close out the last three months of a forgettable 2008. Ironically, as the high yield market rallied in the first quarter, the investment grade corporate index fell back 1.9%, as the financial component of the index lost 7.9% and even AAA-rated issues declined 6.7%, as cohort cornerstones GE Capital and Berkshire Hathaway were downgraded, further paring the ranks of gilt-edged corporate issuers. What further separated the seeming rationality of the first quarter return gap between high yield and investment grade was the pickup in high yield defaults. Though not a surprise to see defaults increase given the economic headwinds, performance gains are unlikely the first conclusion an investor might draw. Another area of the

Annual Report March 2009 / 1

fixed income market where volatility and incongruity prevailed was in consumer finance debt, as automobile loan and credit card receivables drew a bid from the rollout of the TALF. Conversely, the RMBS markets continued to face the combined impact of weak fundamentals, forced liquidations, and servicer-friendly (rather than investor-friendly) modification legislation, thus keeping sponsorship on the sidelines.

The Economy and Market Ahead

Looking forward, Met West’s perspective is shaped by a recognition that the economy has substantially deteriorated over the past six months since the semi-annual report, with bad news nearly uniform. However, the rate of decline appears to be slowing with occasional modest upside surprises – think retail sales rather than employment, at least for the time being. The massive amount of government stimulus, which has sought to offset private balance sheet destruction, is likely to reorient business and consumer behavior for some time to come. Businesses will operate with less leverage and face slower growth, resulting in restrained earnings prospects even as the pace of economic growth turns positive. Consumers, too, will take on less debt (increase savings) and restrain consumption. Though government spending will mitigate some of the pullback by businesses and consumers, economic growth is expected to fall below historical trend for at least two years. While a return of inflationary pressure at this point now seems inconceivable with slackening employment and other capacity measures, the massive government stimulus – appropriate as it may be – is likely to spur price increases and put the dollar at risk of weakening vis à vis the rest of the world.

Notwithstanding the economic backdrop, Met West maintains an investment view that many areas of the capital markets, especially non-US Treasury sectors in fixed income, have overshot on the projections of weakness. In particular, pricing in the mortgage markets currently implies that 80% of Alt-A and subprime borrowers will default on home loans, while prime borrowers will be foreclosed upon at ten times historical rates. Should the TALF and PPIP initiatives gain momentum, the recovery timeline could be materially moved up. In corporate issues, including high yield, risk premiums do appear compelling; however, caution prevails as the economic headwinds are likely to put pressure on profitability for the next several quarters. Consequently, it is reasonable to expect corporate defaults to persist – as indicated above, February 2009 recorded among the all-time highs for high yield defaults – so the risk-return proposition must be deeply evaluated, and attractive entry points are likely to be ongoing.

Data sources for the discussion above include Bloomberg, Barclays, and Merrill Lynch.

Fund Results

General Performance Commentary

Given the abysmal conditions in the capital markets, there was a limited amount of good news in the way of Fund performance, with only the HighYield Fund generating positive returns relative to the benchmark over the six- and 12-month periods ended March 31, 2009. Reluctant might be the most optimistic way to describe investors in the present environment, as the downward pricing has been due more to match supply to limited demand in the market (technicals) rather than a reasonable discounting of the cash flows expected from investments (fundamentals). This technical dislocation has been severe, with a far bigger adjustment to the downside than expected from well-secured, cash-flowing fixed income investments.

Most relevant to the disappointing performance across all of the Funds has been portfolio weighting towards the RMBS markets, which we would estimate at a decline of 30% to 35% over the past six to 12 months. This has led to underperformance that has been more pronounced in the shorter duration mandates of the Ultra Short, Low Duration, AlphaTrak 500 and Strategic Income Funds, as RMBS holdings, typically with very limited sensitivity to general interest rate levels, have been staples of these Funds dating back to inception. Another area of opportunity that has proved disappointing to-date has been the addition – starting late in 2008 – of corporate issues in the financial sector. Though expectations remain that these investments will deliver a material contribution to relative performance over time as stabilization occurs and recovery unfolds, the uncertainties over government involvement have rendered these modest detractors to performance over the past few months.

The yield profiles of the Funds suggest that the difficult performance period that has taken place could very well reverse in the quarters ahead as premium cash flow yields and expected price normalization reward the value trapped in the Funds by current conditions. In particular, it is anticipated that opportunity-seeking investors will return to the markets. Though some of that is evident at the present time, one real indicator of a recovery gaining momentum will be financial investors currently on the sidelines returning to take advantage of what is expected to be a steep US Treasury yield curve.

The performance data quoted represents past performance and does not guarantee future results. The returns shown do not take into account taxes on fund distributions or redemption of fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Unlike a mutual fund, the performance of an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

2 / Annual Report March 2009

The net expense ratio reflects a contractual agreement by the Adviser to reduce its fees and/or absorb expenses to limit the Fund’s total annual operating expenses for the current fiscal year. The Adviser voluntarily extended the agreement for the current fiscal year and expects to renew contractual expense limitation each year in May. Without fee waivers, returns would have been lower. For additional expense ratio information, please refer to the Financial Highlights section of the report.

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

	Performance Through March 31, 2009
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWUSX (Inception: June 30, 2003)	-14.54%	-18.85%	-6.48%	-2.81%	–	-1.38%

Merrill Lynch 1-Year US Treasury Index	1.67%	2.56%	4.73%	3.52%	–	3.24%

MWUIX (Inception: July 31, 2004)	-14.47%	-18.72%	-6.27%	–	–	-3.03%

Merrill Lynch 1-Year US Treasury Index	1.67%	2.56%	4.73%	–	–	3.80%

For MWUSX the total expense ratio is 0.54% and the net expense ratio is 0.50%. For MWUIX the total expense ratio is 0.38% and the net expense ratio is 0.34%.

Management Discussion of Ultra Short Bond Fund Performance

As has been the case over the past 18 months, the difficulties across the non-US Treasury areas of the fixed income market have weighed heavily on the performance of the Ultra Short Fund, as with other MetWest Funds discussed in this report. In particular, the dramatic repricing of the non-Agency RMBS market sector has defied the fundamentals of those securities and produced significant recent underperformance. Though duration and yield curve strategies have been able to add some incremental value, the swings in pricing have been such that the sector allocation and security selection (which are reflected elsewhere in this report) have dominated the attribution.

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX)

	Performance Through March 31, 2009
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWLDX (Inception: March 31, 1997)	-10.25%	-14.20%	-3.58%	-1.11%	2.05%	2.96%

Merrill Lynch 1-3 Year US Treasury Index	2.78%	3.61%	5.84%	3.87%	4.66%	5.01%

MWLIX (Inception: March 31, 2000)	-10.16%	-14.13%	-3.39%	-0.93%	–	1.79%

Merrill Lynch 1-3 Year US Treasury Index	2.78%	3.61%	5.84%	3.87%	–	4.76%

For MWLDX the total expense ratio is 0.59% and the net expense ratio is 0.58%. For MWLIX the total expense ratio is 0.40% and the net expense ratio is 0.39%.

Management Discussion of Low Duration Bond Fund Performance

As has been the case over the past 18 months, the difficulties across the non-US Treasury areas of the fixed income market have weighed heavily on the performance of the Low Duration Bond Fund. In particular, the dramatic repricing of the non-Agency RMBS markets has defied the fundamentals and produced significant recent underperformance. Though duration and yield curve strategies have been able to add some incremental value, the swings in pricing have been such that the sector allocation and security selection (which are reflected elsewhere in this report) have dominated the performance attribution.

Annual Report March 2009 / 3

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

	Performance Through March 31, 2009
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWIMX (Inception: June 30, 2003)	0.18%	-3.95%	2.56%	2.30%	–	2.89%

Barclays Capital U.S. Intermediate Government/Credit Index	4.79%	1.96%	5.62%	3.69%	–	3.65%

MWIIX (Inception: June 28, 2002)	0.39%	-3.75%	2.77%	2.53%	–	4.92%

Barclays Capital U.S. Intermediate Government/Credit Index	4.79%	1.96%	5.62%	3.69%	–	4.68%

For MWIMX the total expense ratio is 0.76% and the net expense ratio is 0.65%. For MWIIX the total expense ratio is 0.55% and the net expense ratio is 0.44%.

Management Discussion of Intermediate Bond Fund Performance

As with the Total Return Bond Fund, the performance deficit built up in the last three months of 2008 was reversed, albeit slightly, in the first quarter of 2009. While the conditions of the 2008 lag were largely attributable to unexpectedly severe underperformance from the spread sectors of the fixed income market, particularly, non-Agency RMBS, positive performance in the first quarter was generated by positioning for a steepening yield curve. Additionally, though non-Agency RMBS lagged, Agency MBS fared well as the Fed’s commitment to buy provided technical support to pricing, rewarding an overweight (the Barclays Intermediate Government/Credit Index carries no MBS exposure) in the Intermediate Bond Fund.

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX)

	Performance Through March 31, 2009
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWTRX (Inception: March 31, 1997)	1.56%	-2.10%	3.95%	3.46%	5.27%	6.25%

Barclays Capital U.S. Aggregate Bond Index	4.70%	3.13%	5.77%	4.13%	5.69%	6.27%

MWTIX (Inception: March 31, 2000)	1.67%	-1.89%	4.16%	3.67%	–	5.70%

Barclays Capital U.S. Aggregate Bond Index	4.70%	3.13%	5.77%	4.13%	–	6.13%

For MWTRX the total expense ratio is 0.66% and the net expense ratio is 0.65%. For MWTIX the total expense ratio is 0.44%.

Management Discussion of Total Return Bond Fund Performance

The performance deficit built up in the last three months of 2008 met with a reversal, albeit slight, in the first quarter of 2009. While the conditions of the 2008 lag were largely attributable to unexpectedly severe underperformance from the spread sectors of the fixed income market, particularly, non-Agency RMBS, positive performance in the first quarter was generated by positioning for a steepening yield curve. Additionally, though non-Agency RMBS lagged, Agency MBS fared well as the Fed’s commitment to buy provided technical support to pricing, rewarding an overweight of these assets in the Total Return Fund.

4 / Annual Report March 2009

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

	Performance Through March 31, 2009
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWHYX (Inception: September 30, 2002)	-8.92%	-12.59%	-2.61%	1.02%	–	6.71%

Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap	-12.65%	-18.56%	-4.45%	-0.03%	–	5.32%

MWHIX (Inception: March 31, 2003)	-8.81%	-12.37%	-2.37%	1.25%	–	4.50%

Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap	-12.65%	-18.56%	-4.45%	-0.03%	–	3.43%

For MWHYX the total expense ratio is 0.98% and the net expense ratio is 0.80%. For MWHIX the total expense ratio is 0.73% and the net expense ratio is 0.55%.

Management Discussion of High Yield Bond Fund Performance

A strategic emphasis that continued to favor quality and secured lending, i.e., bank loans, provided a solid performance foundation for the High Yield Bond Fund. Tilting toward Non-Cyclicals, particularly utility and energy debt, was also additive, as spreads tightened in these rare areas that supported issuance during the first quarter of 2009. Also beneficial to performance was the Fund’s sidestepping of the widespread default activity that took place, and even where there was exposure to restructuring met with stable – or even rising - prices, as some of the uncertainty as to the ongoing capital structure was removed with the increased clarity. On the other side of the performance ledger, investment commitments in the financial sector lagged over the past six months as uncertainty remained over balance sheet repair and ongoing government participation.

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

	Performance Through March 31, 2009
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWSTX (Inception: June 30, 2003)	-21.33%	-25.33%	-11.99%	-5.94%	–	-2.67%

Merrill Lynch 3-Month US Treasury Index + 2%	1.27%	3.25%	5.71%	5.29%	–	4.99%

MWSIX (Inception: March 31, 2004)	-21.23%	-25.14%	-11.77%	-5.70%	–	-5.70%

Merrill Lynch 3-Month US Treasury Index + 2%	1.27%	3.25%	5.71%	5.29%	–	5.29%

For MWSTX the total expense ratio is 1.61%. For MWSIX the total expense ratio is 1.34%.

Management Discussion of Strategic Income Fund Performance

As has been the case over the past 18 months, the difficulties across the non-US Treasury areas of the fixed income market have weighed heavily on the performance of the Strategic Income Fund as well. As with the AlphaTrak 500 Fund, the dramatic repricing of the non-Agency RMBS market sector has defied the fundamentals of those securities and produced significant recent under performance. Though duration and yield curve strategies have been able to add some incremental value, the swings in pricing – skewed downward - have been such that the sector allocation and security selection (which are reflected elsewhere in this report) have dominated the attribution.

Annual Report March 2009 / 5

Metropolitan West AlphaTrak 500 Fund

(MWATX)

	Performance Through March 31, 2009
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWATX (Inception: June 29, 1998)	-47.24%	-55.65%	-24.50%	-12.33%	-6.80%	-4.94%

Standard & Poor’s 500 Index	-30.54%	-38.09%	-13.05%	-4.76%	-2.99%	-1.58%

For MWATX the total expense ratio is 0.13%.

Management Discussion of AlphaTrak 500 Fund Performance

As has been the case over the past 18 months, the difficulties across the non-US Treasury areas of the fixed income market have weighed heavily on the performance of the AlphaTrak 500 Fund. In particular, the dramatic repricing of the non-Agency RMBS market sector has defied the fundamentals of those securities and produced significant recent underperformance. Though duration and yield curve strategies have been able to add some incremental value, the swings in pricing have been such that the sector allocation and security selection have dominated the attribution. Additionally, the steep drop in the S&P 500 through the last third of 2008 produced a significant demand for liquidity on the Fund, resulting in fairly heavy selling of securities by the Fund. With a pronounced increase in transactions costs as capital markets were steeped in near-panic, there was a measurable cost impact on performance.

A Consistent Long-Term Value Orientation

Looking over the past six months, the consensus among the investment management team at MetWest is that the worst of capital market conditions have been visited upon us. A lack of confidence in the financial infrastructure has put markets in retreat and is likely to take a long time to restore. However, we are optimistic that the system is not irretrievably broken and believe that a fundamental value orientation will be rewarded in the environment ahead. As such, MetWest remains committed to its value-oriented philosophy and long-term perspective, as painful as that has been over the past 12 months. The investment team continues to target consistent outperformance of the Funds’ benchmarks over normal, long-term market cycles by diversifying the sources of value-added in the portfolios. Those value-added strategies include: (1) duration management, (2) yield curve positioning, (3) sector allocation, (4) security selection, and (5) opportunistic execution.

Again, we thank you for your continued support of the Metropolitan West Funds and look forward to the ongoing opportunity to meet your investment objectives.

Sincerely,

Andrew Tarica

Chairman, Board of Trustees

Metropolitan West Funds

U.S. Treasury bonds, unlike mutual funds, are insured direct obligations of the U.S. Government that offer a fixed rate of return when held to maturity. A quality rating, such as “BB,” refers to the credit risk of individual securities, and not to the Fund. Investment by a Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond Funds have similar interest rates, issues and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher-rated bonds. The Strategic Income Fund engages in sophisticated investment strategies. The AlphaTrak 500 Fund trades futures and derivative contracts. These Funds may not be suitable for all investors.

The views and forecasts expressed here are as of May 2009, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

Funds are distributed by PFPC Distributors, Inc. 760 Moore Rd., King of Prussia, PA 19406. To be preceded or accompanied by a prospectus.

6 / Annual Report March 2009

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graphs below illustrate the assumed investment of $10,000 for each of the Metropolitan West Funds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West Ultra Short Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the Merrill Lynch 1-Year U.S. Treasury Index. The one year and average annual since inception total returns for the Metropolitan West Ultra Short Bond Fund Class M were -18.85% and -1.38%, respectively. The inception date for the Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Ultra Short Bond Fund Class I was July 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Ultra Short Bond Fund Class I were -18.72% and -3.03%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $8,660.

Annual Report March 2009 / 7

Metropolitan West Low Duration Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the Merrill Lynch 1-3 Year U.S. Treasury Index. The one year and average annual ten year total returns for the Metropolitan West Low Duration Bond Fund Class M were -14.20% and 2.05%, respectively. The inception date for Class M was March 31, 1997. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Low Duration Bond Fund Class I was March 31, 2000. The one year and average annual since inception total returns for the Metropolitan West Low Duration Bond Fund Class I were -14.13% and 1.79%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $11,728.

Metropolitan West Intermediate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The one year and average annual since inception total returns for the Metropolitan West Intermediate Bond Fund Class M were -3.95% and 2.89%, respectively. The inception date for Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Intermediate Bond Fund Class I was June 28, 2002. The one year and average annual since inception total returns for the Metropolitan West Intermediate Bond Fund Class I were -3.75% and 4.92%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $13,829.

8 / Annual Report March 2009

Metropolitan West Total Return Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Barclays Capital U.S. Aggregate Bond Index. The one year and average annual ten year total returns for the Metropolitan West Total Return Bond Fund Class M were -2.10% and 5.27%, respectively. The inception date for Class M was March 31, 1997. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Total Return Bond Fund Class I was March 31, 2000. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Class I were -1.89% and 5.70%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $16,475.

Metropolitan West High Yield Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Barclays Capital U.S. Corporate HighYield Index - 2% Issuer Cap. The one year and average annual since inception total returns for the Metropolitan West HighYield Bond Fund Class M were -12.59% and 6.71%, respectively. The inception date for Class M was September 30, 2002. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West High Yield Bond Fund Class I was March 31, 2003. The one year and average annual since inception total returns for the Metropolitan West High Yield Bond Fund Class I were -12.37% and 4.50%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $13,025.

Annual Report March 2009 / 9

Metropolitan West Strategic Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the Merrill Lynch 3-month U.S. Treasury Index plus 200 basis points. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class M were -25.33% and -2.67%, respectively. The inception date for Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Strategic Income Fund Class I was March 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class I were -25.14% and -5.70%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $7,456.

Metropolitan West AlphaTrak 500 Fund

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan WestAlphaTrak 500 Fund with the performance of the S&P 500 Index. The one year and average annual since inception total returns for the Metropolitan West AlphaTrak 500 Fund were -55.65% and -4.94%, respectively. The graph assumes that distributions were reinvested.

The performance data quoted in the various graphs on this and the preceding pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

10 / Annual Report March 2009

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended March 31, 2009 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/08	Ending Account Value 03/31/09	Expense Ratio[1,2]	Expenses Paid During Period[3]
ULTRA SHORT BOND FUND
Actual Fund Return
Class M	$1,000.00	$ 854.60	0.50%	$2.31
Class I	$1,000.00	$ 855.30	0.34%	$1.57
Hypothetical 5% Return
Class M	$1,000.00	$1,027.42	0.50%	$2.53
Class I	$1,000.00	$1,026.63	0.34%	$1.72
LOW DURATION BOND FUND
Actual Fund Return
Class M	$1,000.00	$ 897.50	0.61%	$2.89
Class I	$1,000.00	$ 898.40	0.42%	$1.99
Hypothetical 5% Return
Class M	$1,000.00	$1,027.97	0.61%	$3.08
Class I	$1,000.00	$1,027.03	0.42%	$2.12

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

The “Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratios in the Financial Highlights, which is for the fiscal year. The significant differences for the Low Duration Bond Fund are attributable to interest expense.

[3]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Annual Report March 2009 / 11

	Beginning Account Value 10/01/08	Ending Account Value 03/31/09	Expense Ratio[1,2]	Expenses Paid During Period[3]
INTERMEDIATE BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,001.80	0.65%	$3.24
Class I	$1,000.00	$1,003.90	0.44%	$2.20
Hypothetical 5% Return
Class M	$1,000.00	$1,028.17	0.65%	$3.29
Class I	$1,000.00	$1,027.13	0.44%	$2.22
TOTAL RETURN BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,015.60	0.65%	$3.27
Class I	$1,000.00	$1,016.70	0.44%	$2.21
Hypothetical 5% Return
Class M	$1,000.00	$1,028.17	0.65%	$3.29
Class I	$1,000.00	$1,027.13	0.44%	$2.22
HIGH YIELD BOND FUND
Actual Fund Return
Class M	$1,000.00	$ 910.80	0.80%	$3.81
Class I	$1,000.00	$ 911.90	0.55%	$2.62
Hypothetical 5% Return
Class M	$1,000.00	$1,028.92	0.80%	$4.05
Class I	$1,000.00	$1,027.67	0.55%	$2.78
STRATEGIC INCOME FUND
Actual Fund Return
Class M	$1,000.00	$ 786.70	0.61%	$2.72
Class I	$1,000.00	$ 787.70	0.34%	$1.52
Hypothetical 5% Return
Class M	$1,000.00	$1,027.97	0.61%	$3.08
Class I	$1,000.00	$1,026.63	0.34%	$1.72
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$ 527.60	0.33%	$1.26
Hypothetical 5% Return	$1,000.00	$1,026.58	0.33%	$1.67

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

The “Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratios in the Financial Highlights, which is for the fiscal year. The significant differences for the Strategic Income Fund are attributable to performance based fee adjustments and interest expense and the significant differences for the AlphaTrak 500 Fund are attributable to the performance based fee adjustments.

[3]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

12 / Annual Report March 2009

Metropolitan West Funds

Summary of Portfolio Holdings

March 31, 2009 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Funds’ net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ULTRA SHORT BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Non-Agency Mortgage-Backed	28.67%	U.S. Treasury	2.42%	0 to 1 years	34.39%
Asset-Backed Securities	27.46%	Agency	30.93%	1 year to 3 years	45.11%
U.S. Agency Mortgage-Backed	16.65%	AAA	58.91%	3 years to 5 years	28.09%
U.S. Agency Discount Notes	16.43%	AA	(6.09)%	5 years to 10 years	(8.45)%
Money Market RIC	15.50%	A	5.28%	10 years to 20 years	0.86%
Corporate Bonds	6.10%	BBB	1.80%	20 years +	0.00%
Commercial Mortgage-Backed	5.64%	BB or below	6.75%
Bank Loans	2.59%
U.S. Treasury Securities	0.13%
Other *	(19.17)%
Total	100.00%	Total	100.00%	Total	100.00%

LOW DURATION BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	34.03%	U.S. Treasury	0.33%	0 to 1 years	8.56%
Non Agency Mortgage-Backed	23.40%	Agency	14.10%	1 year to 3 years	41.17%
Asset-Backed Securities	22.65%	AAA	49.42%	3 years to 5 years	36.57%
U.S. Agency Mortgage-Backed	14.19%	AA	7.26%	5 years to 10 years	8.11%
Money Market RIC	10.19%	A	13.30%	10 years to 20 years	2.37%
Commercial Mortgage-Backed	5.04%	BBB	10.19%	20 years +	3.22%
Bank Loans	2.43%	BB or below	5.40%
U.S. Treasury Securities	0.13%
U.S. Agency Discount Notes	0.02%
Other *	(12.08)%
Total	100.00%	Total	100.00%	Total	100.00%

Annual Report March 2009 / 13

INTERMEDIATE BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	34.24%	U.S. Treasury	8.05%	0 to 1 years	13.71%
Corporate Bonds	26.31%	Agency	39.40%	1 year to 3 years	12.84%
Asset-Backed Securities	8.67%	AAA	22.45%	3 years to 5 years	26.60%
Commercial Mortgage-Backed	8.56%	AA	6.96%	5 years to 10 years	42.56%
U.S. Treasury Securities	7.48%	A	10.84%	10 years to 20 years	2.11%
U.S. Agency Discount Notes	5.58%	BBB	8.47%	20 years +	2.18%
Non-Agency Mortgage-Backed	5.40%	BB or below	3.83%
Money Market RIC	5.21%
Bank Loans	0.80%
Other *	(2.25)%
Total	100.00%	Total	100.00%	Total	100.00%

TOTAL RETURN BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	50.57%	U.S. Treasury	6.12%	0 to 1 years	(1.98)%
Corporate Bonds	23.52%	Agency	49.84%	1 year to 3 years	13.45%
Commercial Mortgage-Backed	11.80%	AAA	17.50%	3 years to 5 years	21.48%
Non-Agency Mortgaged-Backed	9.26%	AA	5.57%	5 years to 10 years	55.44%
Asset-Backed Securities	6.78%	A	9.30%	10 years to 20 years	6.97%
U.S. Treasury Securities	4.97%	BBB	5.98%	20 years +	4.64%
Money Market RIC	4.60%	BB or below	5.69%
Bank Loans	1.19%
U.S. Agency Securities	0.22%
Municipal Bonds	0.07%
U.S. Agency Discount Notes	0.01%
Other *	(12.99)%
Total	100.00%	Total	100.00%	Total	100.00%

HIGH YIELD BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	73.02%	U.S. Treasury	0.12%	0 to 1 years	12.00%
Bank Loans	16.98%	Agency	1.69%	1 year to 3 years	14.12%
Money Market RIC	5.18%	AAA	5.11%	3 years to 5 years	16.93%
Municipal Bonds	1.72%	AA	1.42%	5 years to 10 years	45.02%
U.S. Agency Discount Notes	1.62%	A	0.48%	10 years to 20 years	4.66%
Asset-Backed Securities	0.90%	BBB	7.87%	20 years +	7.27%
Non-Agency Mortgage-Backed	0.60%	BB or below	83.31%
U.S. Treasury Securities	0.12%
U.S. Agency Mortgage-Backed	0.06%
Other *	(0.20)%
Total	100.00%	Total	100.00%	Total	100.00%

14 / Annual Report March 2009

STRATEGIC INCOME FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Asset-Backed Securities	42.50%	U.S. Treasury	0.71%	0 to 1 years	11.77%
Money Market RIC	38.77%	Agency	43.94%	1 year to 3 years	30.34%
U.S. Agency Mortgage-Backed	37.39%	AAA	23.29%	3 years to 5 years	26.29%
Corporate Bonds	28.77%	AA	(18.59)%	5 years to 10 years	33.37%
Bank Loans	10.24%	A	6.94%	10 years to 20 years	(6.23)%
Non-Agency Mortgage-Backed	8.72%	BBB	19.35%	20 years +	4.46%
U.S. Agency Discount Notes	6.93%	BB or below	24.36%
Commercial Mortgage-Backed	3.05%
Preferred Stock	0.63%
U.S. Treasury Securities	0.22%
Other *	(77.22)%
Total	100.00%	Total	100.00%	Total	100.00%

ALPHATRAK 500 FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Asset-Backed Securities	27.93%	U.S. Treasury	0.63%	0 to 1 years	27.73%
Non-Agency Mortgage-Backed	24.19%	Agency	27.11%	1 year to 3 years	27.55%
U.S. Agency Discount Notes	18.95%	AAA	50.55%	3 years to 5 years	31.36%
Corporate Bonds	16.97%	AA	1.05%	5 years to 10 years	11.75%
Money Market RIC	10.39%	A	8.82%	10 years to 20 years	(1.46)%
U.S. Agency Mortgage-Backed	8.78%	BBB	5.71%	20 years +	3.07%
Commercial Mortgage-Backed	7.96%	BB or below	6.13%
Bank Loans	4.30%
Other *	(19.47)%
Total	100.00%	Total	100.00%	Total	100.00%

*  “Other” generally may consist of reverse repurchase agreements, futures and swaps.

All figures presented as percentages of total net assets. Credit rating distributions for each Fund were determined by giving each fixed income security the highest rating assigned by a nationally recognized statistical rating organization. If a security is not rated, the Adviser has assigned a credit rating based upon the credit rating of comparable quality rated securities.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ most recent Form N-Q was filed for the quarter ended December 31, 2008. The Funds’Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report March 2009 / 15

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
BONDS – 87.11%
ASSET-BACKED SECURITIES — 27.46%**
Aames Mortgage Trust 2002-1 A3 (STEP)
6.90%	06/25/32		$34,578	$19,959
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.72%	07/15/33		5,309	5,026
ABFS Mortgage Loan Trust 2002-3 A (STEP)
4.26%	09/15/33		17,363	15,845
ABFS Mortgage Loan Trust 2002-4 A (STEP)
4.43%	12/15/33		15,051	14,129
Bayview Financial Acquisition Trust 2004-B A1
1.52%	05/28/39	2,3,†	2,941,467	1,970,848
Bayview Financial Acquisition Trust 2005-A A1
1.52%	02/28/40	[2,3]	3,722,501	2,605,751
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1
1.02%	12/28/40	[2,3]	3,900,000	3,042,000
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3
0.70%	03/25/37	[2]	2,500,000	1,102,425
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 A2C
1.82%	07/25/37	[2]	1,765,000	851,986
Conseco Financial Corp. 1994-1 A5
7.65%	04/15/19		9,608	8,515
Conseco Financial Corp. 1996-8 A6
7.60%	10/15/27	[2]	25,263	21,303
Contimortgage Home Equity Trust 1999-3 A6 (STEP)
8.18%	12/25/29		2,321	2,303
Countrywide Asset-Backed Certificates 2003-BC1 M1
1.90%	12/25/32	[2]	351,357	48,329
Countrywide Asset-Backed Certificates 2007-10 2A2
0.64%	06/25/47	[2]	2,975,000	1,547,001
CS First Boston Mortgage Securities Corp. 2001-MH29 A (STEP)
5.60%	09/25/31		139,286	122,052
Deutsche Financial Capital Securitization LLC 1997-I A3
6.75%	09/15/27		228,650	239,916
First Alliance Mortgage Loan Trust 1994-3 A1
7.83%	10/25/25		5,997	4,567
First Franklin Mortgage Loan Asset Backed Certificates 2004-FFA M3A
2.85%	03/25/24	[2]	2,997,921	2,001,057
First Franklin Mortgage Loan Asset Backed Certificates 2005-FF2 A2C
0.83%	03/25/35	[2]	342,494	330,271

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GE Capital Mortgage Services, Inc. 1998-HE1 A7
6.47%	06/25/28		$1,164	$1,162
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		162,018	121,925
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		49,002	37,301
GSAA Trust 2005-7 AF3
4.75%	05/25/35	[2]	1,100,000	517,410
GSAMP Trust 2006-S6 A2 (STEP)
5.55%	10/25/36	[4]	2,300,000	519,228
HFC Home Equity Loan Asset Backed Certificates 2007-3 APT
1.75%	11/20/36	[2]	768,457	514,746
IndyMac Manufactured Housing Contract 1998-2 A4
6.64%	12/25/27	[2]	251,542	207,288
Inman Square Funding Ltd. 2005-2A I (Cayman Islands)
1.86%	10/06/40	[2,3,4,5]	1,910,704	286,606
Irwin Home Equity Corp. 2003-A M2
3.17%	10/25/27	[2]	1,108,239	743,253
Ivy Lane CDO Ltd. 2006-1A A1 (Cayman Islands)
1.56%	02/05/46	[2,3,4,5]	1,778,895	195,678
Keystone Owner Trust 1998-P1 M2
7.93%	05/25/25	[3]	16,557	14,731
Lehman XS Trust 2006-12N A1A1
0.60%	08/25/46	[2]	699,612	694,566
Lehman XS Trust 2006-14N 3A2
0.64%	08/25/36	[2]	1,834,531	606,643
MASTR Asset Backed Securities Trust 2006-HE4 A1
0.57%	11/25/36	[2]	648,135	606,344
Mid-State Trust 6 A4
7.79%	07/01/35		51,317	39,599
Morgan Stanley ABS Capital I 2004-NC2 M2
2.32%	12/25/33	[2]	1,743,612	1,039,615
Morgan Stanley ABS Capital I 2007-HE5 A2A
0.63%	03/25/37	[2]	761,438	687,699
Morgan Stanley ABS Capital I 2007-NC2 A2A
0.63%	02/25/37	[2]	852,150	673,026
Morgan Stanley IXIS Real Estate Capital Trust 2006-2 A1
0.57%	11/25/36	[2]	509,597	465,296
Oakwood Mortgage Investors, Inc. 1998-A A4
6.20%	05/15/28		5,498	4,702
Oakwood Mortgage Investors, Inc. 1998-B A3
6.20%	01/15/15		8,680	7,032

16 / Annual Report March 2009

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17		$434,575	$353,081
Oakwood Mortgage Investors, Inc. 2002-B AIO (IO)
6.00%	05/15/10	4,†	64,309	3,751
Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7 (STEP)
8.60%	09/25/29		189,672	162,346
Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)
8.29%	02/25/25		18,731	16,466
Saxon Asset Securities Trust 2002-1 M2
2.32%	11/25/31	[2]	206,009	71,611
Soundview Home Equity Loan Trust 2006-WF2 A2C
0.66%	12/25/36	[2]	1,055,000	636,048
Structured Asset Securities Corp. 2007-EQ1 A4
0.77%	03/25/37	2,†	3,000,000	930,067
Terwin Mortgage Trust 2004-13AL 2PX (IO)
0.34%	08/25/34	[3,4]	9,567,790	43,049
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30	[2]	1,243	426
Vanderbilt Mortgage Finance 1997-B 1A6
7.60%	06/07/25		1,945,530	1,946,920
Wells Fargo Home Equity Trust 2007-1 A1
0.62%	03/25/37	[2]	286,204	258,766

Total Asset-Backed Securities (Cost $42,096,539)				26,359,664

CORPORATES — 6.10%*
Communications — 0.29%
Sprint Nextel Corp.
1.63%	06/28/10	[2]	300,000	277,732

Finance — 3.57%
Ford Motor Credit Co. LLC
4.01%	01/13/12	[2]	1,130,000	713,313
Goldman Sachs Group, Inc. (The)
4.50%	06/15/10		400,000	399,258
5.45%	11/01/12		500,000	484,024
Goldman Sachs Group, Inc. B (The) (MTN)
1.52%	07/22/15	[2]	200,000	136,000
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10	[6]	883,000	102,649
Merrill Lynch & Co., Inc. (MTN)
3.05%	05/20/09	[2]	520,000	517,133
Morgan Stanley
1.39%	01/18/11	[2]	395,000	356,654
5.05%	01/21/11		395,000	388,527
6.75%	04/15/11		155,000	155,192

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Morgan Stanley (MTN)
1.59%	10/18/16	[2]	$260,000	$176,800

				3,429,550

Transportation — 2.24%
American Airlines Pass Through Trust 2003-1 (AMBAC)
3.86%	07/09/10		1,353,847	1,168,454
Delta Air Lines, Inc. 2001-1 A2
7.11%	09/18/11	[7]	600,000	507,000
UAL Pass Through Trust 2000-2 A
7.03%	10/01/10	[7]	482,908	468,421

				2,143,875

Total Corporates (Cost $6,862,506)				5,851,157

BANK LOANS — 2.59%*
Electric — 1.02%
Calpine CCFC I Term Loan
7.22%	08/26/09	[8]	989,529	984,581

Health Care — 0.88%
HCA Term Loan A
2.72%	11/18/12	[8]	975,521	845,899

Transportation — 0.69%
Northwest Air (DIP)
2.57%	05/21/12	[8]	735,814	658,553

Total Bank Loans (Cost $2,579,153)				2,489,033

MORTGAGE-BACKED — 50.96%**
Commercial Mortgage-Backed — 5.64%
Banc of America Mortgage Securities, Inc. 2003-E 2A1
4.71%	06/25/33	[2]	1,705,267	1,284,053
Bayview Commercial Asset Trust 2007-3 A1
0.76%	07/25/37	[2,3]	1,538,550	876,973
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 AM
6.26%	02/15/51	[2]	690,000	245,916
JPMorgan Mortgage Trust 2005-A2 9A1
5.56%	04/25/35	[2]	784,568	475,540
Merrill Lynch Countrywide Commercial Mortgage Trust 2007-7 A4
5.75%	06/12/50	[2]	565,000	358,467
Structured Asset Mortgage Investments, Inc. 2005-AR2 2A1
0.75%	05/25/45	[2]	2,863,627	1,163,005

Annual Report March 2009 / 17

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Structured Asset Mortgage Investments, Inc. 2007-AR3 2A1
0.71%	09/25/47	[2]	$2,911,988	$1,010,659

				5,414,613

Non-Agency Mortgage-Backed — 28.67%
Adjustable Rate Mortgage Trust 2005-1 1A1
5.38%	05/25/35	[2]	1,575,512	787,756
American Home Mortgage Investment Trust 2004-3 3A
3.42%	10/25/34	2,†	1,225,169	649,364
Banc of America Funding Corp. 2003-2 1A1
6.50%	06/25/32		60,328	58,791
Banc of America Funding Corp. 2007-8 2A1
7.00%	10/25/37		863,366	482,898
Banc of America Mortgage Securities, Inc. 2003-A 2A2
5.49%	02/25/33	[2]	6,951	5,493
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.15%	02/25/34	[2]	464,336	302,333
Countrywide Alternative Loan Trust 2004-J6 2A1
6.50%	11/25/31		582,233	509,078
Countrywide Alternative Loan Trust 2005-16 A5
0.80%	06/25/35	[2]	882,744	151,606
Countrywide Alternative Loan Trust 2005-27 2A1
2.98%	08/25/35	[2]	1,796,517	679,984
Countrywide Alternative Loan Trust 2005-61 2A1
0.80%	12/25/35	[2]	1,466,507	590,410
Countrywide Alternative Loan Trust 2006-OA17 1A1A
0.74%	12/20/46	[2]	1,841,194	674,341
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
3.62%	05/20/46	[4]	10,292,713	102,927
CS First Boston Mortgage Securities Corp. 2002-AR31 4A2
5.31%	11/25/32	[2]	200,000	125,575
CS First Boston Mortgage Securities Corp. 2003-AR24 2A4
4.66%	10/25/33	[2]	1,458,398	1,143,859
CS First Boston Mortgage Securities Corp. 2004-1 2A1
6.50%	02/25/34		950,144	859,896
Deutsche Bank Alternate Loan Trust 2006-AR6 A3
0.61%	02/25/37	[2]	1,294,256	1,178,520

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Downey Savings & Loan Association Mortgage Loan Trust 2004-AR3 2A2A
0.93%	07/19/44	[2]	$748,535	$327,261
Fifth Third Mortgage Loan Trust 2002-FTB1 5A1
5.17%	11/19/32	[2]	58,407	49,729
First Horizon Asset Securities, Inc. 2002-AR2 2A1
5.13%	12/27/32	[2]	41,071	34,656
First Horizon Asset Securities, Inc. 2003-AR2 1A1
5.50%	07/25/33	[2]	101,636	77,241
GMAC Mortgage Corp. Loan Trust 2003-GH1 A5 (STEP)
5.60%	07/25/34		83,761	82,344
Harborview Mortgage Loan Trust 2005-1 X (IO)
3.33%	03/19/35	[4,9]	3,524,738	47,914
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
0.91%	12/25/34	[2]	1,199,122	595,707
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
3.80%	12/25/34	[4,9]	1,437,512	10,781
IndyMac Index Mortgage Loan Trust 2006-AR2 1A1A
0.74%	04/25/46	[2]	1,897,962	681,079
JPMorgan Alternative Loan Trust 2007-A2 12A2
0.62%	06/25/37	[2]	893,365	589,672
MASTR Adjustable Rate Mortgages Trust 2004-1 2A1
6.06%	01/25/34	[2]	69,271	43,406
MASTR Adjustable Rate Mortgages Trust 2004-12 5A1
5.65%	10/25/34	[2]	1,219,345	820,452
MASTR Adjustable Rate Mortgages Trust 2004-5 3A1
5.30%	06/25/34	[2]	73,449	51,808
MASTR Seasoned Securities Trust 2004-1 4A1
5.01%	10/25/32	[2]	249,510	203,323
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		934,205	891,322
Merrill Lynch Mortgage Investors, Inc. 2003-A1 2A
3.70%	12/25/32	[2]	576,243	457,029
Residential Accredit Loans, Inc. 2002-QS17 NB1
6.00%	11/25/32		15,247	15,256
Residential Accredit Loans, Inc. 2005-QO3 A1
0.92%	10/25/45	[2]	1,231,161	497,832

18 / Annual Report March 2009

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans, Inc. 2007-QS8 A10
6.00%	06/25/37		$2,335,854	$1,811,104
Residential Asset Mortgage Products, Inc. 2003-SL1 A11
7.13%	03/25/16		313,689	318,315
Residential Asset Mortgage Products, Inc. 2004-SL1 A2
8.50%	11/25/31		197,965	203,320
Residential Asset Mortgage Products, Inc. 2004-SL1 A7
7.00%	11/25/31		66,181	69,696
Residential Asset Mortgage Products, Inc. 2004-SL1 A8
6.50%	11/25/31		397,164	416,270
Residential Asset Mortgage Products, Inc. 2005-SL1 A5
6.50%	05/25/32		2,385,437	1,801,181
Residential Asset Securitization Trust 2004-IP2 2A1
5.09%	12/25/34	[2]	667,831	406,958
Residential Asset Securitization Trust 2007-A7 A4
6.00%	07/25/37		2,825,636	2,215,871
Structured Asset Mortgage Investments, Inc. 2006-AR8 A1A
0.72%	10/25/36	[2]	2,244,916	852,383
Structured Asset Securities Corp. 2001-15A 4A1
6.00%	10/25/31	[2]	65,157	58,311
Washington Mutual Alternative Mortgage Pass-Through Certificates 2005-4 CB13
1.02%	06/25/35	[2]	941,444	567,475
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
2.40%	04/25/47	[2]	3,321,924	1,315,068
Washington Mutual Mortgage Pass-Through Certificates 2002-AR6 A
3.03%	06/25/42	[2]	173,074	130,605
Washington Mutual Mortgage Pass-Through Certificates 2003-AR6 A1
3.93%	06/25/33	[2]	650,240	532,641
Washington Mutual Mortgage Pass-Through Certificates 2007-0A4 1A
2.40%	05/25/47	[2]	1,370,175	511,132
Washington Mutual Mortgage Pass-Through Certificates 2007-0A6 1A
2.44%	07/25/47	[2]	1,940,812	719,178
Washington Mutual Mortgage Pass-Through Certificates 2007-HY4 1A1
5.49%	04/25/37	[2]	1,438,027	691,482

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 XPPP (IO)
1.22%	02/25/47	[4,9]	$66,405,140	$747,033
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		186,520	177,401
Washington Mutual MSC Mortgage Pass-Through Certificates 2004-RA1 2A
7.00%	03/25/34		242,671	190,699

				27,515,766

U.S. Agency Mortgage-Backed — 16.65%
Fannie Mae 1988-12 A
8.61%	02/25/18	[2]	129,006	122,041
Fannie Mae 1993-80 S
10.19%	05/25/23	[2]	10,991	11,405
Fannie Mae 1994-55 S
16.62%	12/25/23	[2]	1,359	1,383
Fannie Mae 1997-23 PB
6.63%	01/25/22		32,402	34,367
Fannie Mae 1998-58 PC
6.50%	10/25/28	[10]	1,049,041	1,118,219
Fannie Mae 2000-27 AN
6.00%	08/25/30		20,159	20,947
Fannie Mae 2001-42 SB
8.50%	09/25/31	[2]	6,908	7,617
Fannie Mae 2003-124 IO (IO)
5.25%	03/25/31		92,552	6,241
Fannie Mae 2003-124 TS
9.80%	01/25/34	[2]	140,563	156,888
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32		308,702	24,658
Fannie Mae 2003-85 IE (IO)
5.50%	06/25/29		101,647	3,947
Fannie Mae 2004-96 MT
7.00%	12/25/34	[2]	292,581	294,646
Fannie Mae 2005-47 SL
7.50%	06/25/35	[2]	800,844	798,026
Fannie Mae 2008-35 CI (IO)
1.28%	02/25/11	†	28,913,339	375,535
Fannie Mae Pool 111643
6.43%	09/01/20	[2]	29,192	30,205
Fannie Mae Pool 190656
6.50%	02/01/14		220,983	235,313
Fannie Mae Pool 523829
8.00%	11/01/19		318,830	348,291
Fannie Mae Pool 555098
5.08%	11/01/32	[2]	190,741	195,710
Fannie Mae Pool 555177
4.86%	01/01/33	[2]	191,923	191,720

Annual Report March 2009 / 19

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 555207
7.00%	11/01/17		$47,012	$49,216
Fannie Mae Pool 567002
8.00%	05/01/23		147,782	159,548
Fannie Mae Pool 646884
5.49%	05/01/32	[2]	18,922	19,070
Fannie Mae Pool 647903
4.30%	04/01/27	[2]	62,733	63,508
Fannie Mae Pool 648860
6.50%	05/01/17		932,794	983,166
Fannie Mae Pool 655127
7.00%	07/01/32		38,598	41,161
Fannie Mae Pool 655133
7.00%	08/01/32		51,056	54,440
Fannie Mae Pool 655151
7.00%	08/01/32		83,572	88,973
Fannie Mae Pool 753630
4.80%	11/01/33	[2]	289,908	295,930
Fannie Mae Pool 754001
5.39%	12/01/33	[2,10]	640,599	658,030
Fannie Mae Pool 762525
6.50%	11/01/33		227,968	240,397
Fannie Mae Pool 770900
4.33%	04/01/34	[2]	568,672	576,003
Fannie Mae Pool 771153
3.71%	02/01/34	[2]	1,321,874	1,325,679
Fannie Mae Pool 805268
4.03%	01/01/35	[2]	677,656	673,490
Fannie Mae Pool 811267
4.92%	12/01/34	[2]	219,565	225,546
Freddie Mac 1214 KA
1.39%	02/15/22	[2]	8,131	8,124
Freddie Mac 1526 L
6.50%	06/15/23		35,219	37,478
Freddie Mac 1695 EA
7.00%	12/15/23		936	935
Freddie Mac 1702 TJ
7.00%	04/15/13		108,344	109,122
Freddie Mac 2043 CJ
6.50%	04/15/28		79,049	83,061
Freddie Mac 2451 SP
15.72%	05/15/09	[2]	3,312	3,346
Freddie Mac 2527 TI (IO)
6.00%	02/15/32		415,053	15,546
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		435,598	14,906
Freddie Mac 2594 VK
5.00%	02/15/23		296,179	300,153

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		$70,215	$5,833
Freddie Mac 2657 LX (IO)
6.00%	05/15/18		299,402	29,768
Freddie Mac 2856 ST
7.00%	09/15/23	[2,10]	1,127,126	1,145,419
Freddie Mac 2905 JG
7.00%	09/15/34		353,020	357,117
Freddie Mac 2906 NX (IO)
4.94%	12/15/34		6,969,061	224,664
Freddie Mac 2971 AB
5.00%	05/15/20		21,211	21,483
Freddie Mac 3202 HS (IO)
6.09%	08/15/36		5,350,338	166,851
Freddie Mac Gold C90237
6.50%	11/01/18		183,327	195,677
Freddie Mac Gold C90474
7.00%	08/01/21		260,245	280,939
Freddie Mac Gold D93410
6.50%	04/01/19		179,213	191,199
Freddie Mac Gold O30092
5.50%	10/01/15		163,770	169,734
Freddie Mac Gold P20295
7.00%	10/01/29		93,245	97,875
Freddie Mac Non Gold Pool 775554
5.02%	10/01/18	[2]	6,705	6,731
Freddie Mac Non Gold Pool 782824
4.71%	11/01/34	[2]	877,603	888,038
Freddie Mac Non Gold Pool 865369
4.86%	06/01/22	[2]	5,294	5,378
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		286,998	18,205
Ginnie Mae 2003-58 IG (IO)
5.50%	05/17/29		17,731	58
Ginnie Mae 2003-95 SB
15.47%	09/17/31	[2]	24,970	25,113
Ginnie Mae 2004-2 FW
1.90%	01/16/34	[2]	333,074	339,951
Ginnie Mae 2004-41 IE (IO)
5.50%	05/20/30		2,130,117	101,687
Ginnie Mae II Pool 80546
4.00%	10/20/31	[2]	52,930	53,087
Ginnie Mae II Pool 80610
5.38%	06/20/32	[2]	680,354	691,785
Ginnie Mae II Pool 80614
4.63%	07/20/32	[2]	83,145	83,299
Ginnie Mae II Pool 80687
5.50%	04/20/33	[2]	374,659	384,142

20 / Annual Report March 2009

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 81018
4.63%	08/20/34	[2]	$277,425	$277,858
Ginnie Mae II Pool 8339
4.13%	12/20/23	[2]	91,657	92,103
Ginnie Mae II Pool 8684
4.63%	08/20/25	[2]	123,086	123,839

				15,981,820

Total Mortgage-Backed (Cost $64,168,950)				48,912,199

Total Bonds – 87.11% (Cost $115,707,148)				83,612,053

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 34.13%
Commercial Paper — 2.07%
National Rural Utilities Cooperative Finance Corp.
0.45%[11]	04/24/09		$990,000	989,716
Rabobank USA Finance Corp.
0.74%[11]	05/11/09		1,000,000	999,469

				1,989,185

Money Market Fund — 15.50%
Goldman Sachs Group, Inc. (The)
0.05%[10]			14,875,000	14,875,000

U.S. Agency Discount Notes — 16.43%
Fannie Mae
0.23%[11]	07/06/09		3,895,000	3,893,080
Federal Home Loan Bank
0.01%[11]	04/01/09		810,000	810,000
0.33%[11]	04/06/09		1,485,000	1,484,945
Freddie Mac
0.19%[11]	04/13/09		2,470,000	2,469,732
0.25%[11]	06/22/09		1,610,000	1,609,395
0.33%[11]	04/22/09		215,000	214,980
0.38%[11]	04/27/09		5,290,000	5,289,026

				15,771,158

U.S. Treasury Bills — 0.13%
U.S. Treasury Bills
0.27%[11]	05/28/09	[12]	125,000	124,983

Total Short Term Investments (Cost $32,758,835)				32,760,326

Value
Total Investments – 121.24% (Cost $148,465,983)[1]	$116,372,379

Liabilities in Excess of Other Assets – (21.24)%	(20,383,383)

Net Assets – 100.00%	$95,988,996

Contracts		Unrealized Depreciation
FUTURES CONTRACTS: SHORT POSITIONS
10	Euro Dollar Ninety Day,
	Expiration June 2009	$(24,840)
10	Euro Dollar Ninety Day,
	Expiration September 2009	(30,100)
10	Euro Dollar Ninety Day,
	Expiration December 2009	(32,475)
27	U.S. Treasury Two Year Note,
	Expiration June 2009	(31,154)

	Net unrealized depreciation	$(118,569)

Issues			Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 2.98% semi-annually. Counterparty: Citigroup, Inc.
			09/22/10	$2,823	$71,663

					$71,663

Issues			Expiration Date	Notional Amount (000’s)[b]	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 0.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley, 6.60%, due 04/01/12. Counterparty: JPMorgan Chase & Co.

			12/20/12	445	$43,643

					$43,643

Issues	Expiration Date	Credit Rating[a]	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES

The Fund receives a fixed rate equal to 6.55% and the Fund will pay to the counterparty at par including interest accrued in the event of default of General Electric Capital Corp., 5.63%, due 09/15/17. Counterparty: CS First Boston

	12/20/10	AAA	$640	$(25,879)	$(25,879)

Annual Report March 2009 / 21

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Expiration Date	Credit Rating[a]	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES (continued)

The Fund receives a fixed rate equal to 4.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the Berkshire Hathaway, Inc., 4.63%, due 10/15/13. Counterparty: Barclays Capital, Inc.

	03/20/11	AAA	$500	$(409)	$(409)

				$(26,288)	$(26,288)

Issues	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	$(645,518)	$1,160	$(228,442)	$(873,960)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc. (The)

	08/25/37	(1,163,194)	2,300	(569,657)	(1,732,851)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	(1,694,218)	3,350	(829,718)	(2,523,936)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	(4,607,943)	7,250	(728,567)	(5,336,510)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

	05/25/46	(401,872)	500	(58,046)	(459,918)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	(803,745)	1,000	(116,092)	(919,837)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	(477,809)	600	(74,093)	(551,902)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

	05/25/46	(401,872)	500	(58,046)	(459,918)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX- HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc. (The)

	05/25/46	(320,512)	400	(47,423)	(367,935)

		$(10,516,683)		$(2,710,084)	$(13,226,767)

[a]	Using Standard & Poor’s rating of the issuer.
[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for Federal income tax purposes is $148,495,563 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$6,322,860
Gross unrealized depreciation	(38,446,044)

Net unrealized depreciation	$(32,123,184)

[2]	Floating rate security. The rate disclosed is that in effect at March 31, 2009.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2009 was $9,035,636 representing 9.41% of total net assets.

[4]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $1,956,967 which is 2.04% of total net assets.
[5]	U.S. dollar denominated security issued by foreign domiciled entity.
[6]	Security is currently in default with regards to scheduled interest or principal payments.
[7]	Expected maturity date.
[8]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
05/09/08	Calpine CCFC I Term Loan, 7.22%, 08/26/09	$991,558	$984,581	1.02%
02/04/09	HCA Term Loan A, 2.72%, 11/18/12	851,781	845,899	0.88%
08/21/06	Northwest Air (DIP), 2.57%, 05/21/12	735,814	658,553	0.69%

		$2,579,153	$2,489,033	2.59%

[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2009.
[10]	Securities, or a portion there of, pledged as collateral for swaps.
[11]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $3,929,565 which is 4.09% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under FAS 157, as discussed in the Notes to Financial Statements.

[12]	Securities, or a portion there of, pledged as collateral for futures.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(AMBAC): American Municipal Bond Assurance Corp.

(IO): Interest only

(DIP): Defaulted interest payment

(LIBOR): London InterBank Offer Rate

(MTN): Medium term note

(STEP): Step coupon bond

22 / Annual Report March 2009

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
BONDS – 101.74%
ASSET-BACKED SECURITIES — 22.65%**
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.72%	07/15/33		$107,794	$102,058
Amresco Residential Securities Mortgage Loan Trust 1998-1 A5 (STEP)
7.57%	10/25/27		45,972	33,057
Amresco Residential Securities Mortgage Loan Trust 1998-2 B1F
7.72%	06/25/28	[2,3]	4,698	1,036
Bayview Financial Acquisition Trust 2005-A A1
1.52%	02/28/40	[3,4]	11,632,817	8,142,972
Bayview Financial Acquisition Trust 2006-B 2A2
0.72%	04/28/36	[3]	3,551,384	3,319,345
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1
1.02%	12/28/40	[3,4]	14,000,000	10,920,000
Bear Stearns Asset Backed Securities Trust 2000-2 M2 (STEP)
8.28%	08/25/30		4,555,801	3,789,177
Bear Stearns Asset Backed Securities Trust 2007-2 A1
0.71%	01/25/47	[3]	2,006,974	1,647,223
Bear Stearns Asset Backed Securities Trust 2007-HE1 1A1
0.64%	02/25/37	[3]	2,071,422	1,549,511
Bear Stearns Asset Backed Securities Trust 2007-HE5 1A2
0.70%	06/25/47	[3]	5,200,000	2,238,487
Carrington Mortgage Loan Trust 2004-NC2 M1
1.21%	08/25/34	[3]	218,633	98,517
Carrington Mortgage Loan Trust 2007-FRE1 A3
0.78%	02/25/37	3,†	14,875,000	4,314,081
Castle Trust 2003-1AW A1
1.31%	05/15/27	3,4,†	3,377,645	1,722,667
Chase Funding Mortgage Loan Asset-Backed Certificates 2001-4 1A6
6.24%	01/25/13	[3]	5,639,621	4,902,353
Chase Funding Mortgage Loan Asset-Backed Certificates 2002-2 2M1
1.42%	02/25/32	[3]	815,624	303,201
Citigroup Mortgage Loan Trust, Inc. 2007-WFH1 A2
0.62%	01/25/37	[3]	125,000	105,530
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3
0.70%	03/25/37	[3]	150,000	66,145
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 A2C
1.82%	07/25/37	[3]	90,000	43,444

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 M1
2.17%	07/25/37	3,†	$8,520,000	$511,390
Conseco Finance 2001-D A5
6.69%	11/15/32	[3]	575,134	496,518
Conseco Financial Corp. 1994-1 A5
7.65%	04/15/19		566,899	502,406
Conseco Financial Corp. 1998-2 A5
6.24%	12/01/28	[3]	42,159	32,276
Credit-Based Asset Servicing and Securitization LLC 2006-CB1 AF2 (STEP)
5.24%	01/25/36		4,603,776	3,305,029
Credit-Based Asset Servicing and Securitization LLC 2006-CB9 A4
0.75%	11/25/36	[3]	6,000,000	1,306,658
Credit-Based Asset Servicing and Securitization LLC 2007-CB2 A2B (STEP)
5.51%	02/25/37		20,580,000	16,824,644
Credit-Based Asset Servicing and Securitization LLC 2007-CB5 A1
0.58%	04/25/37	[3]	5,166,544	3,897,326
First Alliance Mortgage Loan Trust 1994-3 A1
7.83%	10/25/25		1,799	1,370
First Franklin Mortgage Loan Asset Backed Certificates 2005-FFA M2 (STEP)
5.48%	03/25/25	[2]	9,365,000	5,491,901
First Union Home Equity Loan Trust 1997-3 B
7.39%	03/25/29		62,148	9,327
Genesis Funding Ltd. 2006-1A G1 (Bermuda)
0.80%	12/19/32	3,4,5,†	8,650,000	4,671,393
GMAC Mortgage Corp. Loan Trust 2000-HE2 A1
0.96%	06/25/30	[3]	3,520,218	1,388,258
Green Tree Home Improvement Loan Trust 1997-E HEB1
7.53%	01/15/29		4,478,899	3,749,411
Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates
7.24%	12/15/22		203,484	143,605
GSAA Trust 2006-9 A4A
0.76%	06/25/36	[3]	13,500,000	4,187,106
GSAMP Trust 2006-S6 A2 (STEP)
5.55%	10/25/36	[2]	2,228,000	502,974
HFC Home Equity Loan Asset Backed Certificates 2007-1 AS
0.75%	03/20/36	[3]	13,313,229	8,813,770
HFC Home Equity Loan Asset Backed Certificates 2007-2 A4
0.85%	07/20/36	[3]	1,325,000	436,146
HFC Home Equity Loan Trust 2005-3 M1
0.97%	01/20/35	[3]	4,902,853	3,129,954

Annual Report March 2009 / 23

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Home Equity Asset Trust 2007-3 2A2
0.70%	08/25/37	3,†	$5,635,000	$2,535,864
Home Equity Mortgage Trust 2006-1 A1B
0.65%	05/25/36	[3]	1,524,372	992,111
Ivy Lane CDO Ltd. 2006-1A A1 (Cayman Islands)
1.56%	02/05/46	[2,3,4,5]	8,968,595	986,545
JPMorgan Mortgage Acquisition Corp. 2007-CH1 AF2 (STEP)
5.45%	11/25/36		12,415,000	9,757,546
JPMorgan Mortgage Acquisition Corp. 2007-CH2 AF2 (STEP)
5.48%	01/25/37		15,300,000	12,357,034
JPMorgan Mortgage Acquisition Corp. 2007-HE1 AV1
0.58%	04/01/37	[3]	9,788,795	7,474,443
JPMorgan Mortgage Acquisition Corp. 2007-HE1 AV4
0.80%	03/25/47	[3]	50,000	9,550
Lehman ABS Manufactured Housing Contract 2001-B AIOC (IO)
0.55%	05/15/41	2,3,†	413,573,771	7,274,847
Lehman XS Trust 2006-12N A1A1
0.60%	08/25/46	[3]	279,845	277,826
Lehman XS Trust 2006-GP1 A4A
0.85%	05/25/46	[2,3]	12,239,834	937,160
MASTR Asset Backed Securities Trust 2007-HE1 A2
0.67%	05/25/37	[3]	6,260,000	3,915,051
MASTR Asset Backed Securities Trust 2007-HE1 A3
0.73%	05/25/37	[3]	55,000	18,334
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2C
0.70%	06/25/37	3,†	19,057,200	5,717,770
Mid-State Trust 2004-1 B
8.90%	08/15/37		1,022,137	661,175
Morgan Stanley ABS Capital I 2004-NC2 M2
2.32%	12/25/33	[3]	383,595	228,715
Morgan Stanley ABS Capital I 2007-HE7 M2
2.52%	07/25/37	3,†	3,525,000	282,080
Morgan Stanley Mortgage Loan Trust 2007-10XS A18
6.00%	07/25/47	[3]	19,489,164	12,939,519
Nationstar Home Equity Loan Trust 2007-A AV1
0.58%	03/25/37	[3]	10,023	9,199
Nationstar Home Equity Loan Trust 2007-A AV4
0.75%	03/25/37	[3]	5,811,000	1,829,703
Nationstar Home Equity Loan Trust 2007-B 2AV1
0.64%	04/25/37	[3]	911,800	815,184

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nationstar Home Equity Loan Trust 2007-C 2AV1
0.58%	06/25/37	[3]	$85,842	$71,154
Nationstar Home Equity Loan Trust 2007-C 2AV3
0.70%	06/25/37	[3]	7,057,200	3,528,598
Nomura Asset Acceptance Corp. 2006-S1 A1
0.66%	01/25/36	[3,4]	672,923	568,603
Oakwood Mortgage Investors, Inc. 2002-B A1
0.79%	05/15/13	[3]	386,255	189,071
Oakwood Mortgage Investors, Inc. 2002-B A2
5.19%	09/15/19	[3]	244,892	152,981
Oakwood Mortgage Investors, Inc. 2002-B AIO (IO)
6.00%	05/15/10	2,†	9,457,237	551,581
Option One Mortgage Loan Trust 2007-4 2A4
0.83%	04/25/37	3,†	13,734,000	4,120,506
Pegasus Aviation Lease Securitization 2000-1 B1
8.08%	03/25/30	[2,4,6]	8,806,150	2,810
Popular ABS Mortgage Pass-Through Trust 2007-A A3
0.83%	06/25/47	[3]	70,000	20,820
Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)
8.29%	02/25/25		13,875	12,197
Resmae Mortgage Loan Trust 2006-1 A1B
0.79%	02/25/36	[3,4]	2,615,641	1,005,097
Saxon Asset Securities Trust 2007-2 A2A
0.62%	05/25/47	[3]	10,301,314	8,637,965
Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A
0.65%	05/25/37	[3]	13,719,920	9,050,248
SG Mortgage Securities Trust 2006-FRE1 A1B
0.79%	02/25/36	[3]	1,985,256	1,342,675
Soundview Home Equity Loan Trust 2006-OPT1 2A4
0.79%	03/25/36	[3]	7,300,000	2,133,600
Soundview Home Equity Loan Trust 2006-WF2 A2C
0.66%	12/25/36	[3]	12,000,000	7,234,673
Soundview Home Equity Loan Trust 2006-WF2 M8
2.87%	12/25/36	[3]	1,500,000	18,884
Soundview Home Equity Loan Trust 2007-OPT5 M2
2.67%	10/25/37	[3,4]	90,000	7,354
Structured Asset Receivables Trust 2003-1A CTFS
1.63%	01/21/10	3,4,†	1,739,169	1,461,059

24 / Annual Report March 2009

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Structured Asset Securities Corp. 2007-BC2 A3
0.65%	03/25/37	[3]	$55,000	$35,908
Terwin Mortgage Trust 2004-7HE A1
1.07%	07/25/34	[3,4]	142,962	77,054
Terwin Mortgage Trust 2005-9HGS A1
4.00%	08/25/35	[2,3,4]	713,674	627,839
Terwin Mortgage Trust 2006-4SL A2
4.50%	05/25/37	[2,3,4]	12,725,000	1,527,000
Terwin Mortgage Trust 2006-6 1A2
4.75%	07/25/37	[2,3]	15,000,000	1,336,025
Terwin Mortgage Trust 2007-9SL A1
1.71%	06/25/38	[2,3,4]	12,526,915	2,968,452
Wells Fargo Home Equity Trust 2007-1 A1
0.62%	03/25/37	[3]	402,184	363,626
Wells Fargo Home Equity Trust 2007-2 A1
0.61%	04/25/37	[3]	1,180,903	988,573

Total Asset-Backed Securities (Cost $372,435,071)				219,754,275

CORPORATES — 34.03%*
Banking — 5.40%
Bank of America Corp.
5.65%	05/01/18		300,000	250,703
Bank of America Corp. (MTN)
4.90%	05/01/13		3,250,000	2,922,039
BankAmerica Institutional A
8.07%	12/31/26	[4]	5,250,000	2,219,884
Banponce Trust I A
8.33%	02/01/27		7,400,000	4,460,520
Chase Capital II B
1.67%	02/01/27	[3]	6,455,000	2,678,825
Credit Suisse/Guernsey 1 (Switzerland)
1.93%	05/29/49	[3,5]	8,065,000	2,903,400
Credit Suisse/New York (MTN) (Switzerland)
5.00%	05/15/13	[5]	11,000,000	10,638,815
Deutsche Bank AG/London (Germany)
4.88%	05/20/13	[5]	7,640,000	7,500,685
JPMorgan Chase & Co.
4.75%	05/01/13		30,000	29,106
JPMorgan Chase & Co. C (MTN)
0.00%	07/23/13	[3]	1,500,000	1,383,900
JPMorgan Chase Capital XIII M
2.18%	09/30/34	[3]	1,576,000	639,233
National Australia Bank Ltd. (Australia)
5.35%	06/12/13	[4,5]	3,500,000	3,289,782
National Australia Bank Ltd. A (Australia)
8.60%	05/19/10	[5]	9,250,000	9,493,923
Nationsbank Capital Trust III
1.64%	01/15/27	[3]	7,650,000	2,604,312

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
NB Capital Trust II
7.83%	12/15/26		$3,200,000	$1,347,840

				52,362,967

Communications — 0.74%
CSC Holdings, Inc. B
7.63%	04/01/11		375,000	374,062
Dex Media West LLC/Dex Media Finance Co. B
8.50%	08/15/10		50,000	25,250
Frontier Communications Corp.
6.63%	03/15/15		125,000	105,000
Hawaiian Telcom Communications, Inc. B
9.75%	05/01/13	[6]	250,000	5,000
Mediacom LLC/Mediacom Capital Corp.
9.50%	01/15/13		250,000	235,000
Qwest Communications International, Inc.
3.50%	11/15/25		1,750,000	1,631,875
7.25%	02/15/11		500,000	485,000
Sprint Nextel Corp.
1.63%	06/28/10	[3]	4,275,000	3,957,684
Videotron Ltd. (Canada)
9.13%	04/15/18	[4,5]	150,000	153,188
Visant Holding Corp.
8.75%	12/01/13		200,000	183,000

				7,155,059

Electric — 3.38%
Appalachian Power Co.
6.60%	05/01/09		1,277,000	1,278,819
Calpine Construction Finance Co., LP
10.25%	08/26/11	[3,4]	3,347,000	3,188,017
Cedar Brakes I LLC
8.50%	02/15/14	[4]	2,136,994	2,048,202
Cedar Brakes II LLC
9.88%	09/01/13	[4]	7,445,867	7,653,964
Entergy Gulf States, Inc.
5.12%	08/01/10		86,000	84,567
Ipalco Enterprises, Inc.
7.25%	04/01/16	[4]	145,000	129,050
KCP&L Greater Missouri Operations Co.
7.95%	02/01/11		2,500,000	2,456,442
11.88%	07/01/12		1,234,000	1,296,575
Midwest Generation LLC
8.30%	07/02/09		797,739	785,773
Mirant Mid Atlantic LLC A
8.63%	06/30/12		4,881,671	4,863,365
Power Contract Financing LLC
6.26%	02/01/10	[4]	2,226,944	2,171,451

Annual Report March 2009 / 25

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
TECO Energy, Inc.
3.17%	05/01/10	[3]	$2,265,000	$2,111,669
W3A Funding Corp.
8.09%	01/02/17		4,816,848	4,752,707

				32,820,601

Energy — 0.73%
AES Corp. (The)
8.75%	05/15/13	[4]	219,000	216,810
Allis-Chalmers Energy, Inc.
9.00%	01/15/14		450,000	211,500
Chesapeake Energy Corp.
7.00%	08/15/14		250,000	221,250
Comstock Resources, Inc.
6.88%	03/01/12		150,000	131,250
Corral Petroleum Holdings AB (PIK) (Sweden)
2.59%	04/15/10	[4,5]	266,075	123,725
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%	11/01/15	[4]	575,000	422,625
Massey Energy Co.
6.88%	12/15/13		375,000	328,125
OPTI Canada, Inc. (Canada)
7.88%	12/15/14	[5]	250,000	110,625
Sempra Energy Employee Stock Ownership Plan & Trust
5.78%	11/01/14	[4]	5,000,000	4,950,000
Sonat, Inc.
7.63%	07/15/11		350,000	339,874

				7,055,784

Finance — 13.94%
Bear Stearns Cos., Inc. (The) (MTN)
6.95%	08/10/12		10,000,000	10,350,997
Citigroup, Inc.
4.13%	02/22/10		9,430,000	8,918,271
5.30%	10/17/12		6,946,000	6,127,011
5.50%	04/11/13		11,034,000	9,702,593
Countrywide Financial Corp. (MTN)
5.80%	06/07/12		2,410,000	2,156,062
Countrywide Home Loans, Inc. L (MTN)
4.00%	03/22/11		2,470,000	2,199,046
Ford Motor Credit Co. LLC
2.66%	01/15/10	[3]	4,070,000	3,322,137
4.01%	01/13/12	[3]	20,160,000	12,726,000
5.54%	04/15/09	[3]	1,750,000	1,730,312
7.38%	02/01/11		104,000	78,624
General Electric Capital Corp. (MTN)
1.61%	05/05/26	[3]	3,300,000	1,558,121

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Electric Capital Corp. A (MTN)
1.58%	09/15/14	[3]	$10,144,000	$7,330,217
GMAC LLC
3.46%	12/01/14	[3]	1,424,000	713,780
Goldman Sachs Group, Inc. (The)
1.85%	01/12/15	[3]	2,500,000	1,847,790
5.45%	11/01/12		8,000,000	7,744,390
6.15%	04/01/18		2,500,000	2,287,362
Goldman Sachs Group, Inc. B (The) (MTN)
1.52%	07/22/15	[3]	800,000	544,000
Lehman Brothers Holdings, Inc. (MTN)
0.00%	06/20/16	[6]	4,835,000	562,069
8.92%	02/16/17	[6]	4,198,000	488,018
11.00%	11/07/16	[6]	6,776,000	787,710
MBNA Capital A
8.28%	12/01/26		924,000	396,793
MBNA Capital B
1.97%	02/01/27	[3]	2,721,000	954,668
Merrill Lynch & Co., Inc. (MTN)
3.05%	05/20/09	[3]	9,397,000	9,345,185
8.68%	05/02/17	[3]	30,000	25,970
8.95%	05/18/17	[3]	30,000	27,207
9.57%	06/06/17	[3]	5,184,000	4,753,210
Morgan Stanley
1.37%	01/15/10	[3]	20,000	19,133
1.39%	01/18/11	[3]	4,405,000	3,977,367
1.57%	10/15/15	[3]	2,830,000	2,013,681
5.05%	01/21/11		1,405,000	1,381,976
6.75%	04/15/11		750,000	750,929
Morgan Stanley (MTN)
5.63%	01/09/12		5,000,000	4,957,816
Pemex Finance Ltd. (Cayman Islands)
8.88%	11/15/10	[5]	3,422,533	3,516,653
9.69%	08/15/09	[5]	599,500	606,994
Power Receivables Finance LLC
6.29%	01/01/12	[4]	1,294,963	1,268,133
6.29%	01/01/12		1,359,252	1,331,090
Toyota Motor Credit Corp. (MTN)
0.00%	10/24/13	[3]	11,671,000	11,700,178
Wachovia Corp. (MTN)
5.50%	05/01/13		5,655,000	5,218,847
Woodbourne Capital Trust I
1.60%	04/08/49	[2,3,4]	1,000,000	450,000
Woodbourne Capital Trust II
1.65%	04/08/49	[2,3,4]	1,000,000	450,000
Woodbourne Capital Trust III
1.63%	04/08/49	[2,3,4]	1,000,000	450,000

26 / Annual Report March 2009

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Woodbourne Capital Trust IV
1.63%	04/08/49	[2,3,4]	$1,000,000	$450,000

				135,220,340

Health Care — 0.78%
Community Health Systems, Inc.
8.88%	07/15/15		250,000	235,625
Tenet Healthcare Corp.
7.38%	02/01/13		200,000	160,000
UnitedHealth Group, Inc.
4.88%	02/15/13		7,348,000	7,163,043

				7,558,668

Insurance — 0.90%
Farmers Insurance Exchange
6.00%	08/01/14	[4]	2,000,000	1,518,452
Metropolitan Life Global Funding I
1.97%	06/25/10	[3,4]	50,000	45,790
5.13%	04/10/13	[4]	7,780,000	7,111,675

				8,675,917

Materials — 0.01%
Freeport-McMoRan Copper & Gold, Inc.
5.00%	04/01/15	[3]	150,000	123,562

Real Estate Investment Trust (REIT) — 4.51%
Camden Property Trust
4.38%	01/15/10		2,168,000	2,131,304
CPG Partners LP
8.25%	02/01/11		4,710,000	4,529,428
Duke Realty LP
5.63%	08/15/11		8,550,000	7,186,959
6.25%	05/15/13		9,000,000	6,534,702
First Industrial LP
5.25%	06/15/09		4,105,000	3,916,037
HCP, Inc.
6.45%	06/25/12		4,000,000	3,370,427
Rouse Co. LP (The)
3.63%	03/15/09	[6]	6,655,000	1,929,950
Shurgard Storage Centers LLC
7.75%	02/22/11		1,500,000	1,478,006
Simon Property Group LP
7.00%	07/15/09		3,658,000	3,627,394
UDR, Inc. E (MTN)
3.90%	03/15/10		25,000	23,513
Weingarten Realty Investors A (MTN)
8.25%	01/22/10		3,800,000	3,763,965

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Westfield Capital Corp. Ltd. (Multinational)
4.38%	11/15/10	[4,5]	$5,690,000	$5,275,045

				43,766,730

Secured Assets — 0.36%
Ingress I Ltd. B-A (Cayman Islands)
7.38%	03/30/40	4,5,†	5,490,000	3,513,725

Services — 0.07%
Mobile Mini, Inc.
6.88%	05/01/15		375,000	260,625
United Rentals North America, Inc.
6.50%	02/15/12		425,000	342,125
7.00%	02/15/14		125,000	63,750

				666,500

Transportation — 3.21%
American Airlines Pass Through Trust 1999-1
7.02%	10/15/09		1,375,000	1,323,438
American Airlines Pass Through Trust 2001-02
6.98%	04/01/11	[7]	9,084	7,994
American Airlines Pass Through Trust 2003-1 (AMBAC)
3.86%	07/09/10		5,415,389	4,673,818
Continental Airlines, Inc. 1997-1 A
7.46%	04/01/15		1,719,198	1,246,418
Continental Airlines, Inc. 1997-4 A
6.90%	01/02/18		12,053	9,642
Continental Airlines, Inc. 1999 A-2
7.06%	09/15/09		8,500,000	8,160,000
Delta Air Lines, Inc. 2000-1 A1
7.38%	05/18/10		2,577,968	2,449,070
Delta Air Lines, Inc. 2001-1 A1
6.62%	03/18/11		4,841,549	4,333,187
Delta Air Lines, Inc. 2001-1 A2
7.11%	09/18/11		8,751,000	7,394,595
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		1,500,000	1,350,000
UAL Pass Through Trust 2001-1 A2
6.20%	09/01/08	[7]	180,431	178,626
UAL Pass Through Trust 2001-1 A3
6.60%	09/01/13		21,845	21,626

				31,148,414

Total Corporates (Cost $394,698,936)				330,068,267

Annual Report March 2009 / 27

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
BANK LOANS — 2.43%*
Automotive — 0.00%
Metaldyne Corp.
8.75%	01/11/14		$250,000	$30,417

Communications — 0.29%
Cebridge 2nd Lien (PIK)
6.50%	05/05/14	[8]	2,670,576	1,829,345
Charter Communications, Inc. Term Loan 3rd Lien
0.00%	02/27/14	[6,8]	500,000	318,750
Dex Media West LLC Term Loan B
7.00%	10/24/14	[8]	1,250,000	587,500
Univision Communications, Inc. 1st Lien Strip
2.77%	03/15/14	[8]	125,000	65,937

				2,801,532

Electric — 0.60%
Calpine CCFC I Term Loan
7.22%	08/26/09	[8]	5,293,979	5,267,509
TPF Generation Holdings LLC 2nd Lien
4.77%	12/15/14	[8]	250,000	178,125
TXU Energy Term Loan B3
4.03%	10/10/14		492,500	325,930

				5,771,564

Health Care — 0.85%
Carestream Health, Inc. Term Loan
6.05%	10/30/13	[8]	500,000	175,178
HCA Term Loan A
2.72%	11/18/12	[8]	9,260,282	8,029,822

				8,205,000

Insurance — 0.02%
Asurion Corp. Term Loan
3.81%	07/03/14	[8]	250,000	213,958

Materials — 0.01%
Lyondell Chemical Co. New Money (DIP)
13.00%	12/15/09		93,852	93,148
Lyondell Chemical Co. Roll Up (DIP)
5.94%	12/15/09		93,852	50,367

				143,515

Services — 0.05%
Cengage Learning Term Loan B
3.02%	07/09/14	[8]	738,750	502,350

Transportation — 0.61%
Delta Air Lines, Inc. Term Loan 1st Lien
2.38%	05/01/12	[8]	1,470,000	1,108,800
Northwest Air (DIP)
2.57%	05/21/12	[8]	5,158,130	4,616,527

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Transportation (continued)
United Air Lines, Inc.
2.56%	02/01/14	[8]	$351,111	$171,362

				5,896,689

Total Bank Loans (Cost $27,590,059)				23,565,025

MORTGAGE-BACKED — 42.63%**
Commercial Mortgage-Backed — 5.04%
Bayview Commercial Asset Trust 2006-3A A1
0.77%	10/25/36	3,4,†	5,622,088	3,513,930
Bayview Commercial Asset Trust 2007-1 A1
0.74%	03/25/37	3,4,†	160,050	88,034
Commercial Mortgage Loan Trust 2008-LS1 A4B
6.02%	12/10/49	[3]	8,150,000	5,576,866
CS First Boston Mortgage Securities Corp. 2004-C2 A1
3.82%	05/15/36		6,684,897	6,403,298
CS First Boston Mortgage Securities Corp. 2004-C5 A2
4.18%	11/15/37		5,512,354	5,302,945
CS First Boston Mortgage Securities Corp. 2005-C4 A2
5.02%	08/15/38		16,335,000	15,351,284
Greenwich Capital Commercial Funding Corp. 2006-GG7 A4
5.92%	07/10/38	[3]	5,955,000	4,340,850
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 AM
6.26%	02/15/51	[3]	3,260,000	1,161,866
Merrill Lynch Countrywide Commercial Mortgage Trust 2007-7 A4
5.75%	06/12/50	[3]	7,300,000	4,631,517
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 A3
5.17%	12/12/49	[3]	4,360,000	2,547,708

				48,918,298

Non-Agency Mortgage-Backed — 23.40%
Adjustable Rate Mortgage Trust 2005-1 1A1
5.38%	05/25/35	[3]	13,372,161	6,686,081
American Home Mortgage Assets 2005-1 2A1
5.37%	11/25/35	[3]	968	863
American Home Mortgage Assets 2007-2 A1
0.65%	03/25/47	[3]	24,598,646	9,332,908
American Home Mortgage Assets 2007-4 A2
0.71%	08/25/37	[3]	22,500,000	11,233,638
American Home Mortgage Investment Trust 2004-2 2A
3.56%	02/25/44	[3]	17,768,133	10,155,968

28 / Annual Report March 2009

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Corp. 2007-5 3A1
6.00%	07/25/37		$12,573,612	$10,789,909
Banc of America Funding Corp. 2007-8 2A1
7.00%	10/25/37		10,360,394	5,794,773
Banco de Credito Y Securitizacion SA 2001-1 AF (Argentina)
8.00%	05/31/10	2,4,5,†	990,146	148,971
Bear Stearns Adjustable Rate Mortgage Trust 2005-4 2A3
4.45%	08/25/35	[3]	19,000,000	17,410,836
Bear Stearns Mortgage Funding Trust 2006-AR3 2A1
0.72%	11/25/36	[3]	16,158,472	5,842,679
Bear Stearns Mortgage Funding Trust 2007-AR4 2A1
0.73%	06/25/37	[3]	19,056,597	6,890,246
BHN I Mortgage Fund 2000-1 AF (Argentina)
8.00%	03/31/11	[2,4,5]	303,510	44,768
BlackRock Capital Finance LP 1997-R2 AP
10.43%	12/25/35	[3,4]	16,293	16,302
Chase Mortgage Finance Corp. 2005-A1 1A1
5.41%	12/25/35	[3]	9,264,833	5,575,836
Chase Mortgage Finance Corp. 2007-A2 2A3
5.18%	07/25/37	3,†	16,103,240	13,299,759
Chase Mortgage Finance Corp. 2007-S2 1A7
6.00%	03/25/37		19,367,895	18,006,845
Chevy Chase Mortgage Funding Corp. 2005-2A A1
0.70%	05/25/36	[3,4]	3,441,834	2,730,809
Chevy Chase Mortgage Funding Corp. 2005-AA B2
1.14%	01/25/36	2,3,4,†	738,580	44,348
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.15%	02/25/34	[3]	296,659	193,157
Countrywide Alternative Loan Trust 2005-27 2A1
2.98%	08/25/35	[3]	2,531,104	958,026
Countrywide Alternative Loan Trust 2005-51 2A2A
0.84%	11/20/35	[3]	50,079	42,088
Countrywide Alternative Loan Trust 2005-59 1A1
0.85%	11/20/35	[3]	10,770,186	4,338,234
Countrywide Alternative Loan Trust 2006-46 A4
6.00%	02/25/47		14,466,189	11,364,327
Countrywide Alternative Loan Trust 2006-OA12 A2
0.76%	09/20/46	[3]	5,269,616	1,560,397

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
3.62%	05/20/46	[2]	$30,597,259	$305,973
Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1
5.08%	08/25/34	[3]	153,148	107,701
DLJ Mortgage Acceptance Corp. 1996-QA S (IO)
3.17%	01/25/26	2,4,†	126,601	79
Downey Savings & Loan Association Mortgage Loan Trust 2005-AR2 2A1A
0.77%	03/19/45	[3]	4,354,223	1,709,457
Downey Savings & Loan Association Mortgage Loan Trust 2006-AR1 2A1A
2.57%	04/19/47	[3]	104,619	41,148
First Horizon Alternative Mortgage Securities 2004-AA3 A1
5.31%	09/25/34	[3]	41,867	23,070
First Horizon Asset Securities, Inc. 2002-7 2A2
5.25%	12/25/17		49,113	48,764
Harborview Mortgage Loan Trust 2005-1 X (IO)
3.33%	03/19/35	[2,9]	10,322,446	140,321
Harborview Mortgage Loan Trust 2005-10 X (IO)
3.50%	11/19/35	[2]	224,044	1,400
Harborview Mortgage Loan Trust 2006-1 X1 (IO)
3.86%	03/19/37	[2]	5,440,908	115,619
Harborview Mortgage Loan Trust 2006-3 2A1A
6.43%	06/19/36	3,†	3,429,219	1,561,991
Harborview Mortgage Loan Trust 2006-4 X1 (IO)
4.09%	05/19/47	[2]	6,039,823	135,896
Harborview Mortgage Loan Trust 2007-2 2A1A
0.68%	05/25/38	[3]	19,383,345	7,038,624
Harborview Mortgage Loan Trust 2007-3 2A1A
0.76%	05/19/47	[3]	119,889	49,790
Impac CMB Trust 2005-5 A1
0.84%	08/25/35	[3]	6,718,471	2,506,926
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
0.91%	12/25/34	[3]	771,106	383,074
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
3.80%	12/25/34	[2,9]	4,098,652	30,740
IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A
0.92%	11/25/34	[3]	3,082,364	1,152,774

Annual Report March 2009 / 29

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trusts 2004-AR14 AX2 (IO)
0.00%	01/25/35	[2,9]	$289,176	$2,395
JPMorgan Mortgage Trust 2005-A3 5A3
4.69%	06/25/35	[3]	190,364	118,162
MASTR Adjustable Rate Mortgages Trust 2003-6 4A2
5.17%	01/25/34	[3]	159,393	134,246
MASTR Adjustable Rate Mortgages Trust 2004-1 2A1
6.06%	01/25/34	[3]	272,811	170,949
MASTR Adjustable Rate Mortgages Trust 2004-5 3A1
5.30%	06/25/34	[3]	388,230	273,844
MASTR Seasoned Securities Trust 2004-1 4A1
5.01%	10/25/32	[3]	998,038	813,293
Merrill Lynch Alternative Note Asset 2007-AF1 AV1
5.61%	06/25/37	[3]	8,621,039	3,695,167
Residential Asset Mortgage Products, Inc. 2004-SL1 A7
7.00%	11/25/31		1,529,423	1,610,661
Residential Asset Mortgage Products, Inc. 2004-SL4 A3
6.50%	07/25/32		3,574,193	3,234,499
Residential Asset Mortgage Products, Inc. 2005-SL1 A5
6.50%	05/25/32		7,253,649	5,477,041
Residential Asset Securitization Trust 2007-A7 A4
6.00%	07/25/37		15,540,997	12,187,292
Residential Funding Mortgage Securities I 2003-S6 A1
5.00%	04/25/18		101,960	96,954
Structured Asset Mortgage Investments, Inc. 2005-AR7 1A1
6.96%	12/27/35	[3]	19,156,677	7,279,534
Structured Asset Mortgage Investments, Inc. 2006-AR8 A1A
0.72%	10/25/36	[3]	17,678,718	6,712,519
Structured Asset Securities Corp. 2002-5A 6A
6.28%	04/25/32	[3]	2,591	2,233
Thornburg Mortgage Securities Trust 2007-1 A2B
0.62%	03/25/37	[3]	17,498,218	15,283,399
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
2.40%	04/25/47	[3]	17,579,054	6,959,113
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
4.54%	01/25/33	[3]	413,928	341,988

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Washington Mutual Mortgage Pass-Through Certificates 2005-AR2 2A21
0.85%	01/25/45	[3]	$1,736,051	$734,233
Washington Mutual Mortgage Pass-Through Certificates 2006-AR5 X (IO)
0.80%	06/25/46	2,9,†	315,231,931	670,694
Washington Mutual Mortgage Pass-Through Certificates 2006-AR7 3A1B
3.96%	07/25/46	[3]	11,701,564	3,393,454
Washington Mutual MSC Mortgage Pass-Through Certificates 2004-RA1 2A
7.00%	03/25/34		49,293	38,736

				227,045,521

U.S. Agency Mortgage-Backed — 14.19%
Fannie Mae 1997-76 FS
1.04%	09/17/27	[3]	68,189	66,467
Fannie Mae 2003-90 UD (IO)
5.50%	10/25/26		2,544,050	31,775
Fannie Mae 2007-54 FA
0.92%	06/25/37	[3]	25,277,564	24,528,608
Fannie Mae 2007-64 FA
0.99%	07/25/37	[3]	25,499,003	23,597,033
Fannie Mae FNCL (TBA)
4.50%	04/25/39		219,000	223,654
5.00%	04/25/39		1,020,000	1,052,194
5.50%	04/25/39		1,095,000	1,136,405
Fannie Mae G92-10 Z
7.75%	01/25/22		21,457	23,521
Fannie Mae Pool 555177
4.86%	01/01/33	[3]	120,272	120,144
Fannie Mae Pool 555284
7.50%	10/01/17		6,236	6,469
Fannie Mae Pool 567002
8.00%	05/01/23		154,820	167,146
Fannie Mae Pool 735861
6.50%	09/01/33		77,714	82,643
Fannie Mae Pool 745383
4.71%	12/01/35	[3]	3,693,490	3,770,447
Fannie Mae Pool 770900
4.33%	04/01/34	[3]	847,704	858,633
Fannie Mae Pool 805256
5.07%	01/01/35	[3]	1,857,700	1,911,416
Fannie Mae Pool 839109
5.24%	11/01/35	[3]	77,473	79,868
Fannie Mae Pool 942553
5.94%	08/01/37	[3,10,11]	24,862,482	25,776,191
Freddie Mac 2174 PN
6.00%	07/15/29		4,593,954	4,858,664

30 / Annual Report March 2009

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac 2454 FQ
1.56%	06/15/31	[3]	$80,078	$79,605
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		905,377	30,981
Freddie Mac 2657 LX (IO)
6.00%	05/15/18		51,896	5,160
Freddie Mac 3437 BI (IO)
1.55%	05/15/12		114,506,816	2,588,999
Freddie Mac 3447 AI (IO)
1.24%	03/15/12		50,834,821	807,608
Freddie Mac Gold A45796
7.00%	01/01/33		52,439	56,668
Freddie Mac Gold C46104
6.50%	09/01/29		56,043	59,679
Freddie Mac Gold G13032
6.00%	09/01/22	[10,11]	19,320,230	20,283,222
Freddie Mac Non Gold Pool 1B1928
5.13%	08/01/34	[3]	2,639,549	2,713,379
Freddie Mac Non Gold Pool 1L0113
5.34%	05/01/35	[3]	2,718,393	2,810,691
Freddie Mac Non Gold Pool 1Q0196
5.90%	02/01/37	[3,10]	17,126,026	17,781,921
Freddie Mac Non Gold Pool 786781
5.32%	08/01/29	[3]	215,303	220,314
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		1,189,992	75,484
Ginnie Mae I Pool 422972
6.50%	07/15/29		73,203	77,955
Ginnie Mae II Pool 1849
8.50%	08/20/24		2,008	2,168
Ginnie Mae II Pool 2020
8.50%	06/20/25		4,973	5,382
Ginnie Mae II Pool 2286
8.50%	09/20/26		4,600	4,981
Ginnie Mae II Pool 2487
8.50%	09/20/27		23,432	25,424
Ginnie Mae II Pool 80059
5.38%	04/20/27	[3]	69,560	70,890
Ginnie Mae II Pool 80589
5.50%	03/20/32	[3]	223,996	230,120
Ginnie Mae II Pool 80610
5.38%	06/20/32	[3]	57,269	58,231
Ginnie Mae II Pool 80968
4.63%	07/20/34	[3]	1,240,804	1,242,779
Ginnie Mae II Pool 81201
5.00%	01/20/35	[3]	36,998	37,734

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 8599
5.38%	02/20/25	[3]	$61,955	$64,178

				137,624,831

Total Mortgage-Backed (Cost $551,629,359)				413,588,650

Total Bonds – 101.74% (Cost $1,346,353,425)				986,976,217

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 10.34%
Money Market Fund — 10.19%
Dreyfus Cash Advantage Fund, 1.51%
1.51%			$13,964,000	13,964,000
Goldman Sachs Group, Inc. (The)
0.05%[11]			84,900,100	84,900,100

				98,864,100

U.S. Agency Discount Notes — 0.02%
Fannie Mae
0.22%[12]	06/10/09		225,000	224,928

U.S. Treasury Bills — 0.13%
U.S. Treasury Bills
0.27%[12]	05/28/09	[13]	1,225,000	1,224,835

Total Short Term Investments
(Cost $100,313,477)				100,313,863

Total Investments – 112.08%
(Cost $1,446,666,902)[1]				1,087,290,080

Liabilities in Excess of Other Assets – (12.08)%				(117,150,782)

Net Assets – 100.00%				$970,139,298

Counterparty	Maturity Date		Principal Amount	Net Closing Amount
REVERSE REPURCHASE AGREEMENTS
Goldman Sachs Group, Inc.
(The), 0.75%	04/04/09		$(16,851,000)	$(16,851,000)
Goldman Sachs Group, Inc.
(The), 0.75%	04/09/09		(25,569,000)	(25,569,000)

Total Reverse Repurchase Agreements			$(42,420,000)	$(42,420,000)

Annual Report March 2009 / 31

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Contracts		Unrealized Depreciation
FUTURES CONTRACTS: SHORT POSITIONS

568	U.S. Treasury Two Year Note, Expiration June 2009	$(664,590)

	Net unrealized depreciation	$(664,590)

Issues	Expiration Date	Notional Amount (000’s)	Value

SWAPS: INTEREST RATE

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 2.98% semi-annually. Counterparty: Citigroup, Inc.

	09/22/10	$31,480	$799,134

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 4.04% semi-annually. Counterparty: Citigroup, Inc.

	12/15/10	65,330	3,716,829

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.94% semi-annually. Counterparty: CS First Boston

	12/15/10	93,360	5,141,816

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.95% semi-annually. Counterparty: Barclays Capital, Inc.

	12/15/10	79,400	4,383,950

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.95% semi-annually. Counterparty: Merrill Lynch & Co., Inc.

	12/15/10	44,060	2,432,706

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 4.02% semi-annually. Counterparty: Merrill Lynch & Co., Inc

	06/13/11	30,000	2,013,768

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.86% semi-annually. Counterparty: Barclays Capital, Inc.

	10/27/14	48,220	3,121,198

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 4.27% semi-annually. Counterparty: CS First Boston

	10/30/14	75,330	6,335,834

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 4.29% semi-annually. Counterparty: Citigroup, Inc.

	10/30/14	26,910	2,285,439

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.34% semi-annually. Counterparty: Barclays Capital, Inc.

	11/25/14	51,010	1,974,564

The Fund pays a fixed rate equal to 4.02% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.

	10/27/39	12,670	(1,670,152)

The Fund pays a fixed rate equal to 4.31% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Citigroup, Inc.

	10/30/39	7,280	(1,371,493)

Issues	Expiration Date	Notional Amount (000’s)	Value

SWAPS: INTEREST RATE (continued)

The Fund pays a fixed rate equal to 4.32% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: CS First Boston

	10/30/39	$20,380	$(3,849,097)

The Fund pays a fixed rate equal to 3.13% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.

	11/25/39	12,250	462,669

			$25,777,165

Issues	Expiration Date	Notional Amount (000’s)[b]	Value

SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Macy’s Retail Holdings, Inc. 6.63%, due 04/01/11. Counterparty: Citigroup, Inc.

	09/20/12	$4,500	$782,229

The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Morgan Stanley

	09/20/12	4,250	173,590

The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.

	12/20/12	1,425	51,975

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	1,325	49,257

The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp., 6.88%, due 11/15/12. Counterparty: Citigroup, Inc.

	12/20/12	2,050	(64,015)

The Fund pays a fixed rate equal to 2.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp., 6.88%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	4,700	(138,715)

The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp., 6.88%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	3,200	(99,926)

The Fund pays a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc., 6.63%, due 04/01/11. Counterparty: Morgan Stanley

	12/20/12	200	32,163

The Fund pays a fixed rate equal to 1.48% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc., 6.63%, due 04/01/11. Counterparty: Citigroup, Inc.

	12/20/12	275	43,977

32 / Annual Report March 2009

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Expiration Date	Notional Amount (000’s)[b]	Value

SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 0.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley, 6.60%, due 04/01/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	$4,995	$489,876

The Fund pays a fixed rate equal to 3.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: CS First Boston

	12/20/12	3,200	(118,255)

The Fund pays a fixed rate equal to 3.88% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	1,000	(40,299)

The Fund pays a fixed rate equal to 3.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	2,275	(93,961)

The Fund pays a fixed rate equal to 3.87% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	12/20/12	3,600	(143,871)

The Fund pays a fixed rate equal to 1.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc., 6.63%, due 04/01/11. Counterparty: Morgan Stanley

	12/20/12	2,150	346,398

The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	2,800	66,616

The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	1,850	38,703

The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc. (The)

	12/20/12	2,725	316,537

The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Morgan Stanley

	12/20/12	4,150	468,521

The Fund pays a fixed rate equal to 0.58% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: UBS AG

	12/20/12	2,725	305,865

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	1,250	43,193

The Fund pays a fixed rate equal to 0.39% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: CS First Boston

	12/20/12	1,375	48,488

Issues	Expiration Date	Notional Amount (000’s)[b]	Value

SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Goldman Sachs Group, Inc. (The)

	12/20/12	$4,250	$140,822

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	2,750	91,120

The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc., 6.13%, due 12/01/12. Counterparty: UBS AG

	12/20/12	4,250	445,732

The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc., 6.13%, due 12/01/12. Counterparty: UBS AG

	12/20/12	850	87,264

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG

	03/20/13	900	(20,584)

The Fund pays a fixed rate equal to 4.62% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/13	1,900	(131,535)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley

	03/20/13	900	(20,584)

The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc. (The)

	06/20/13	1,600	(12,565)

The Fund pays a fixed rate equal to 4.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Deutsche Bank AG

	12/20/13	275	(2,696)

The Fund pays a fixed rate equal to 0.82% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Arrow Electronics, Inc., 6.88%, due 06/01/18. Counterparty: Citigroup, Inc.

	03/20/14	1,905	36,924

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Deutsche Bank AG

	03/20/14	275	(7,049)

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Hewlett Packard Co., 5.40%, due 03/01/17. Counterparty: Citigroup, Inc.

	03/20/14	1,905	(15,741)

The Fund pays a fixed rate equal to 4.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/15	1,900	(151,268)

Annual Report March 2009 / 33

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Expiration Date	Notional Amount (000’s)[b]	Value

SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.

	03/20/15	$1,800	$(75,261)

			$2,922,925

Issues	Expiration Date	Credit Rating[a]	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]

SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES

The Fund receives a fixed rate equal to 6.55% and the Fund will pay to the counterparty at par including interest accrued in the event of default of General Electric Capital Corp., 5.63%, due 09/15/17. Counterparty: CS First Boston

	12/20/10	AAA	$3,250	$(131,415)	$(131,415)

The Fund receives a fixed rate equal to 4.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the Berkshire Hathaway, Inc., 4.63%, due 10/15/13. Counterparty: Barclays Capital, Inc.

	03/20/11	AAA	5,500	(4,499)	(4,499)

				$(135,914)	$(135,914)

Issues	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]

SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Barclays Capital, Inc.

	08/25/37	$(771,137)	$2,000	$(735,690)	$(1,506,827)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	(2,058,979)	3,700	(728,651)	(2,787,630)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc. (The)

	08/25/37	(3,337,861)	6,600	(1,634,669)	(4,972,530)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	(1,590,897)	3,200	(820,027)	(2,410,924)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	(2,832,125)	5,600	(1,386,991)	(4,219,116)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	(1,967,767)	11,630	(6,794,433)	(8,762,200)

Issues	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]

SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	$(13,887,387)	$21,850	$(2,195,750)	$(16,083,137)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	(2,700,061)	4,000	(244,220)	(2,944,281)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	(4,236,548)	6,000	(179,874)	(4,416,422)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

	05/25/46	(3,536,477)	4,400	(510,805)	(4,047,282)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	(4,822,468)	6,000	(696,553)	(5,519,021)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	(3,344,663)	4,200	(518,652)	(3,863,315)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

	05/25/46	(2,813,107)	3,500	(406,322)	(3,219,429)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc. (The)

	05/25/46	(2,644,222)	3,300	(391,239)	(3,035,461)

The Fund receives a fixed rate equal to 0.11% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 06-2, due 05/25/46. Counterparty: Citigroup, Inc.

	05/25/46	(1,865,355)	5,000	(1,615,117)	(3,480,472)

		$(52,409,054)		$(18,858,993)	$(71,268,047)

[a]	Using Standard & Poor’s rating of the issuer.

[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for Federal income tax purposes is $1,447,508,458 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$37,812,091
Gross unrealized depreciation	(398,030,469)

Net unrealized depreciation	$(360,218,378)

34 / Annual Report March 2009

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2009

[2]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $25,649,374 which is 2.64% of total net assets.

[3]	Floating rate security. The rate disclosed is that in effect at March 31, 2009.

[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2009 was $88,375,604 representing 9.11% of total net assets.

[5]	U.S. dollar denominated security issued by foreign domiciled entity.

[6]	Security is currently in default with regards to scheduled interest or principal payments.

[7]	Expected maturity date.

[8]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
07/03/07	Asurion Corp. Term Loan, 3.81%, 07/03/14	$248,114	$213,958	0.02%
05/02/08	Calpine CCFC I Term Loan, 7.22%, 08/26/09	5,306,709	5,267,509	0.54%
06/01/07	Carestream Health, Inc. Term Loan, 6.05%, 10/30/13	504,932	175,178	0.02%
04/05/07	Cebridge 2nd Lien (PIK), 6.50%, 05/05/14	2,708,385	1,829,345	0.19%
06/27/07	Cengage Learning Term Loan B, 3.02%, 07/09/14	733,164	502,350	0.05%
06/04/07	Charter Communications, Inc. Term Loan 3rd Lien, 0.00%, 02/27/14	502,347	318,750	0.03%
04/25/07	Delta Air Lines, Inc. Term Loan 1st Lien, 2.38%, 05/01/12	1,470,000	1,108,800	0.11%
12/30/08	Dex Media West LLC Term Loan B, 7.00%, 10/24/14	605,514	587,500	0.06%
10/10/07	HCA Term Loan A, 2.72%, 11/18/12	8,953,862	8,029,822	0.83%
08/21/06	Northwest Air (DIP), 2.57%, 05/21/12	4,985,662	4,616,527	0.48%
11/06/07	TPF Generation Holdings LLC 2nd Lien, 4.77%, 12/15/14	241,438	178,125	0.02%
02/01/07	United Air Lines, Inc., 2.56%, 02/01/14	351,111	171,362	0.02%
11/30/07	Univision Communications, Inc. 1st Lien Strip, 2.77%, 03/15/14	117,581	65,937	0.01%

		$26,728,819	$23,065,163	2.38%

[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2009.

[10]	Securities, or a portion there of, pledged as collateral for reverse repurchase agreements.

[11]	Securities, or a portion there of, pledged as collateral for swaps.

†

Fair valued security. The aggregate value of fair valued securities is $56,004,769 which is 5.77% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under FAS 157, as discussed in the Notes to Financial Statements.

[12]	Represents annualized yield at date of purchase.

[13]	Securities, or a portion there of, pledged as collateral for futures.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(AMBAC): American Municipal Bond Assurance Corp.

(DIP): Defaulted interest payment

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium term note

(PIK): Payment in kind

(STEP): Step coupon bond

(TBA): To be announced

Annual Report March 2009 / 35

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
BONDS – 91.36%
ASSET-BACKED SECURITIES — 8.67%**
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.72%	07/15/33		$9,701	$9,185
Bayview Financial Acquisition Trust 2005-A A1
1.52%	02/28/40	[2,3]	1,395,938	977,157
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1
1.02%	12/28/40	[2,3]	1,500,000	1,170,000
Bear Stearns Asset Backed Securities Trust 2002-1 1A5 (STEP)
6.89%	12/25/34		20,741	17,779
Bear Stearns Asset Backed Securities Trust 2007-2 A1
0.71%	01/25/47	[2]	195,089	160,119
Birch Real Estate CDO Ltd. 1A A1 (Cayman Islands)
5.16%	02/10/38	3,4,†	650,000	471,829
Chase Funding Mortgage Loan Asset-Backed Certificates 2004-2 1A4
5.32%	02/25/35		24,221	14,745
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3
0.70%	03/25/37	[2]	1,376,500	606,995
Conseco Finance 2001-D A5
6.69%	11/15/32	[2]	210,882	182,057
Conseco Finance 2002-A A5 (STEP)
7.05%	04/15/32		343,565	268,964
Conseco Finance 2002-C BF2
8.00%	06/15/32	2,3,†	314,654	195,808
Conseco Finance 2002-C MF2
6.98%	06/15/32	[2]	41,422	40,777
Conseco Finance Home Loan Trust 2000-E M1
8.13%	08/15/31	[2]	162,647	155,518
Countrywide Asset-Backed Certificates 2007-3 2A1
0.62%	05/25/47	[2]	13,691	11,867
Credit-Based Asset Servicing and Securitization LLC 2007-CB5 A1
0.58%	04/25/37	[2]	828,267	624,794
First Franklin Mortgage Loan Asset Backed Certificates 2006-FF18 M1
0.75%	12/25/37	[2]	2,500,000	23,981
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		66	50
Green Tree Home Improvement Loan Trust 1997-E HEB1
7.53%	01/15/29		713,200	597,040
GSAMP Trust 2007-FM2 A2A
0.58%	01/25/37	[2]	777,141	642,357

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
HFC Home Equity Loan Asset Backed Certificates 2006-4 A3V
0.69%	03/20/36	[2]	$1,500,000	$870,056
HFC Home Equity Loan Asset Backed Certificates 2007-2 A4
0.85%	07/20/36	[2]	150,000	49,375
HFC Home Equity Loan Asset Backed Certificates 2007-2 M1
0.86%	07/20/36	2,†	500,000	220,011
IndyMac Manufactured Housing Contract 1997-1 A3
6.61%	02/25/28		664,469	496,087
IndyMac Manufactured Housing Contract 1997-1 A4
6.75%	02/25/28		220,136	165,126
Keystone Owner Trust 1998-P1 M2
7.93%	05/25/25	[3]	30,906	27,498
MASTR Asset Backed Securities Trust 2007-HE1 A1
0.60%	05/25/37	[2]	628,583	545,912
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2C
0.70%	06/25/37	2,†	43,900	13,171
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2D
0.77%	06/25/37	[2]	1,500,000	352,500
Mid-State Trust 11 A1
4.86%	07/15/38		1,448,589	1,028,753
Mid-State Trust 2004-1 A
6.01%	08/15/37		349,679	248,707
Mid-State Trust 2004-1 B
8.90%	08/15/37		255,534	165,294
Mid-State Trust 2005-1 M2
7.08%	01/15/40		317,415	215,312
Morgan Stanley ABS Capital I 2006-HE6 A2B
0.62%	09/25/36	[2]	270,000	192,098
Nationstar Home Equity Loan Trust 2007-C 2AV2
0.65%	06/25/37	[2]	1,150,000	654,040
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17		52,676	42,798
Oakwood Mortgage Investors, Inc. 2001-D A2
5.26%	01/15/19	[2]	195,242	91,028
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22	[2]	232,619	113,601
Oakwood Mortgage Investors, Inc. 2002-B A1
0.79%	05/15/13	[2]	41,533	20,330
Option One Mortgage Loan Trust 2007-6 2A4
0.77%	07/25/37	2,†	1,255,000	376,528
Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 (STEP)
6.16%	08/25/32		2,442	1,126

36 / Annual Report March 2009

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Residential Asset Mortgage Products, Inc. 2003-RS1 AI5 (STEP)
5.69%	03/25/33		$18,466	$9,473
Residential Funding Mortgage Securities II, Inc. 2003-HS2 AI4 (STEP)
3.87%	07/25/33		37,061	27,776
Resmae Mortgage Loan Trust 2006-1 A1B
0.79%	02/25/36	[2,3]	148,220	56,956
SG Mortgage Securities Trust 2006-FRE1 A1B
0.79%	02/25/36	[2]	113,443	76,724
Soundview Home Equity Loan Trust 2006-WF2 A2C
0.66%	12/25/36	[2]	1,680,000	1,012,854
Soundview Home Equity Loan Trust 2007-OPT1 2A2
0.67%	06/25/37	[2]	1,122,000	454,536
Soundview Home Equity Loan Trust 2007-OPT3 2A2
0.65%	08/25/37	2,†	1,045,000	397,123
Structured Asset Receivables Trust 2003-1A CTFS
1.63%	01/21/10	2,3,†	131,755	110,686
SVO VOI Mortgage Corp. 2003-AA A
3.95%	02/20/19	[3]	85,453	74,398
Terwin Mortgage Trust 2005-9HGS A1
4.00%	08/25/35	[2,3,5]	49,868	43,870
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30	[2]	3,657	1,254
UCFC Home Equity Loan 1998-D MF1
6.91%	04/15/30		118,429	83,952

Total Asset-Backed Securities
(Cost $19,619,670)				14,409,975

CORPORATES — 26.31%*
Banking — 3.72%
ANZ National International Ltd. (New Zealand)
6.20%	07/19/13	[3,4]	600,000	579,095
BAC Capital Trust XV
2.06%	06/01/56	[2]	657,000	171,793
Banponce Trust I A
8.33%	02/01/27		500,000	301,386
Credit Suisse/Guernsey 1 (Switzerland)
1.93%	05/29/49	[2,4]	770,000	277,200
Credit Suisse/New York (MTN) (Switzerland)
5.00%	05/15/13	[4]	700,000	677,016
Credit Suisse/New York (Switzerland)
6.00%	02/15/18	[4]	575,000	506,732
Deutsche Bank AG/London (Germany)
4.88%	05/20/13	[4]	760,000	746,141

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[2,3]	$120,000	$50,645
HBOS PLC (United Kingdom)
6.75%	05/21/18	[3,4]	915,000	706,947
JPMorgan Chase & Co. 1
7.90%	12/31/49	[2]	380,000	244,701
JPMorgan Chase Capital XIII M
2.18%	09/30/34	[2]	1,070,000	433,997
Lloyds Banking Group PLC (United Kingdom)
5.92%	09/29/49	[3,4]	775,000	143,375
National Australia Bank Ltd. (Australia)
5.35%	06/12/13	[3,4]	1,000,000	939,938
Nationsbank Capital Trust III
1.64%	01/15/27	[2]	616,000	209,707
NB Capital Trust IV
8.25%	04/15/27		460,000	199,876

				6,188,549

Communications — 1.04%
Qwest Corp.
7.88%	09/01/11		175,000	173,250
Sprint Nextel Corp.
1.63%	06/28/10	[2]	385,000	356,423
Time Warner Cable, Inc.
8.25%	04/01/19		450,000	463,214
Verizon Wireless Capital LLC
5.55%	02/01/14	[3]	750,000	741,370

				1,734,257

Electric — 4.17%
Cedar Brakes II LLC
9.88%	09/01/13	[3]	400,699	411,898
CenterPoint Energy Houston Electric LLC U
7.00%	03/01/14		300,000	313,185
Consolidated Edison Co. of New York, Inc.
6.65%	04/01/19		800,000	825,857
EDF SA (France)
5.50%	01/26/14	[3,4]	775,000	823,550
Entergy Louisiana LLC
5.83%	11/01/10		758,000	757,271
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		380,000	399,269
Midwest Generation LLC
8.30%	07/02/09		730,196	719,243
PG&E Corp.
5.75%	04/01/14		910,000	917,722
Public Service Co. of New Mexico
7.95%	05/15/18		475,000	417,455

Annual Report March 2009 / 37

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Southwestern Electric Power Co.
6.45%	01/15/19		$534,000	$495,156
Texas-New Mexico Power Co.
9.50%	04/01/19	[3]	800,000	788,798
Union Electric Co.
6.70%	02/01/19		54,000	51,527

				6,920,931

Energy — 2.57%
CenterPoint Energy Resources Corp. B
7.88%	04/01/13		450,000	461,115
Marathon Oil Corp.
7.50%	02/15/19		840,000	847,752
Shell International Finance BV (Netherlands)
4.00%	03/21/14	[4]	850,000	862,891
Southern Union Co.
7.20%	11/01/66	[2]	910,000	459,550
Valero Energy Corp.
9.38%	03/15/19		821,000	848,944
Williams Cos., Inc.
8.75%	01/15/20	[3]	800,000	797,371

				4,277,623

Finance — 8.19%
Bear Stearns Cos., Inc. (The)
7.25%	02/01/18		1,140,000	1,179,208
Capital One Financial Corp. (MTN)
5.70%	09/15/11		876,000	789,837
Citigroup Capital XXI
8.30%	12/21/57	[2]	205,000	98,852
Citigroup, Inc.
1.51%	11/05/14	[2]	625,000	363,347
4.13%	02/22/10		470,000	444,495
5.30%	10/17/12		371,000	327,256
5.50%	04/11/13		451,000	396,581
6.50%	08/19/13		408,000	375,264
Countrywide Financial Corp. (MTN)
5.80%	06/07/12		625,000	559,145
Countrywide Home Loans, Inc. L (MTN)
4.00%	03/22/11		425,000	378,378
Ford Motor Credit Co. LLC
4.01%	01/13/12	[2]	300,000	189,375
7.25%	10/25/11		492,000	350,467
7.38%	02/01/11		45,000	34,020
8.63%	11/01/10		319,000	254,169
General Electric Capital Corp.
5.63%	05/01/18		730,000	630,165
General Electric Capital Corp. (MTN)
6.88%	01/10/39		300,000	245,354

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Electric Capital Corp. A (MTN)
1.58%	09/15/14	[2]	$794,000	$573,757
Goldman Sachs Group, Inc. (The)
1.42%	02/06/12	[2]	210,000	181,641
5.13%	01/15/15		750,000	676,671
6.15%	04/01/18		600,000	548,967
7.50%	02/15/19		800,000	794,320
Goldman Sachs Group, Inc. B (The) (MTN)
1.52%	07/22/15	[2]	100,000	68,000
Lehman Brothers Holdings, Inc. (MTN)
0.00%	06/20/16	[6]	452,000	52,545
8.92%	02/16/17	[6]	260,000	30,225
11.00%	11/07/16	[6]	502,000	58,358
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10	[6]	271,000	31,504
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[2]	510,000	441,481
8.95%	05/18/17	[2]	410,000	371,829
9.57%	06/06/17	[2]	319,000	292,491
Morgan Stanley
1.39%	01/18/11	[2]	345,000	311,508
5.05%	01/21/11		340,000	334,428
6.75%	04/15/11		180,000	180,223
Morgan Stanley (MTN)
1.59%	10/18/16	[2]	570,000	387,600
Morgan Stanley G (MTN)
1.70%	01/09/14	[2]	275,000	204,158
Pemex Finance Ltd. (Cayman Islands)
8.88%	11/15/10	[4]	175,000	179,812
Power Receivables Finance LLC
6.29%	01/01/12		280,116	274,312
Wachovia Bank NA
6.00%	11/15/17		643,000	559,083
Wachovia Corp. (MTN)
5.50%	05/01/13		239,000	220,567
ZFS Finance USA Trust I
6.15%	12/15/65	[2,3]	500,000	216,168

				13,605,561

Health Care — 0.93%
UnitedHealth Group, Inc.
4.88%	02/15/13		760,000	740,870
WellPoint, Inc.
6.00%	02/15/14		800,000	801,405

				1,542,275

38 / Annual Report March 2009

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance — 0.93%
Allied World Assurance Co. Holdings Ltd. (Bermuda)
7.50%	08/01/16	[4]	$244,000	$155,437
Fairfax Financial Holdings Ltd. (Canada)
7.75%	04/26/12	[4]	375,000	356,719
Metlife, Inc.
7.72%	02/15/19		270,000	242,498
Metropolitan Life Global Funding I
5.13%	04/10/13	[3]	550,000	502,754
Nationwide Mutual Insurance Co.
6.60%	04/15/34	[3]	440,000	266,200
Stingray Pass-Through Trust
5.90%	01/12/15	[3,5]	225,000	27,000

				1,550,608

Materials — 0.46%
Barrick Gold Corp. (Canada)
6.95%	04/01/19	[4]	335,000	335,383
Barrick Gold Finance Co. LLC (MTN) (Canada)
6.13%	09/15/13	[4]	410,000	422,140

				757,523

Real Estate Investment Trust (REIT) — 2.27%
BRE Properties, Inc.
7.45%	01/15/11		25,000	25,066
Camden Property Trust
4.38%	01/15/10		20,000	19,661
CPG Partners LP
8.25%	02/01/11		670,000	644,314
8.63%	08/17/09		760,000	768,419
Duke Realty LP
6.25%	05/15/13		790,000	573,602
HCP, Inc.
7.07%	06/08/15		200,000	148,680
HCP, Inc. (MTN)
5.95%	09/15/11		820,000	703,039
Prime Property Fund, Inc.
5.60%	06/15/11	[3]	206,000	149,112
Shurgard Storage Centers LLC
5.88%	03/15/13		68,000	62,009
UDR, Inc. (MTN)
5.00%	01/15/12		80,000	68,014
WEA Finance LLC
7.13%	04/15/18	[3]	775,000	606,423

				3,768,339

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation — 2.03%
American Airlines Pass Through Trust 2003-1 (AMBAC)
3.86%	07/09/10		$19,495	$16,826
Continental Airlines, Inc. 1997-1 A
7.46%	04/01/15		314,367	227,916
Continental Airlines, Inc. 1997-4 A
6.90%	01/02/18		84,371	67,496
Continental Airlines, Inc. 1999 A-2
7.06%	09/15/09		24,000	23,040
Continental Airlines, Inc. 1999-2 A-1
7.26%	03/15/20		398,966	327,152
Continental Airlines, Inc. 2007-1 A
5.98%	04/19/22		373,000	277,885
Delta Air Lines, Inc. 2000-1 A1
7.38%	05/18/10		82,611	78,481
Delta Air Lines, Inc. 2001-1 A2
7.11%	09/18/11		1,202,000	1,015,690
JetBlue Airways 2004-2 G1 Pass Through Trust
1.61%	08/15/16	[2]	23,562	14,727
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		400,000	360,000
Northwest Airlines, Inc. 2001-1 A1
7.04%	10/01/23		234,853	158,525
UAL Pass Through Trust 2000-2 A
7.03%	10/01/10	[7]	820,943	796,315
UAL Pass Through Trust 2001-1 A1
6.07%	03/01/13		2,079	2,058
UAL Pass Through Trust 2001-1 A2
6.20%	09/01/08	[7]	9,905	9,806
UAL Pass Through Trust 2001-1 A3
6.60%	09/01/13		1,079	1,069

				3,376,986

Total Corporates (Cost $49,402,581)				43,722,652

BANK LOANS — 0.80%*
Electric — 0.44%
Calpine CCFC I Term Loan
7.22%	08/26/09	[8]	742,147	738,436

Health Care — 0.36%
HCA Term Loan A
2.72%	11/18/12	[8]	693,043	600,955

Total Bank Loans (Cost $1,421,158)				1,339,391

Annual Report March 2009 / 39

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED — 48.20%**
Commercial Mortgage-Backed — 8.56%
Bear Stearns Commercial Mortgage Securities, Inc. 2001-TOP2 A2
6.48%	02/15/35		$1,305,000	$1,311,670
Bear Stearns Commercial Mortgage Securities, Inc. 2003-PWR2 A4
5.19%	05/11/39	[2]	40,000	35,666
Bear Stearns Commercial Mortgage Securities, Inc. 2005-T20 A4A
5.30%	10/12/42	[2]	950,000	763,546
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW13 A4
5.54%	09/11/41		470,000	391,485
Citigroup Commercial Mortgage Trust 2006-C4 A3
5.73%	03/15/49	[2]	690,000	519,624
Citigroup Commercial Mortgage Trust 2007-C6 A4
5.89%	12/10/49	[2]	40,000	27,605
Commercial Mortgage Loan Trust 2008-LS1 A4B
6.02%	12/10/49	[2]	735,000	502,944
Commercial Mortgage Pass-Through Certificates 2006-C7 AM
5.79%	06/10/46	[2]	460,000	210,046
Credit Suisse Mortgage Capital Certificates 2006-C1 A3
5.71%	02/15/39	[2]	50,000	41,177
Credit Suisse Mortgage Capital Certificates 2006-C5 A3
5.31%	12/15/39		370,000	237,090
CS First Boston Mortgage Securities Corp. 2002-CKS4 A2
5.18%	11/15/36		40,000	37,936
GE Capital Commercial Mortgage Corp. 2005-C1 A5
4.77%	06/10/48	[2]	1,410,000	1,141,420
GMAC Commercial Mortgage Securities, Inc. 2002-C2 A3
5.71%	10/15/38		50,000	48,400
Greenwich Capital Commercial Funding Corp. 2006-GG7 A4
5.92%	07/10/38	[2]	1,180,000	860,152
Greenwich Capital Commercial Funding Corp. 2007-GG9 A4
5.44%	03/10/39		505,000	365,328
GS Mortgage Securities Corp. II 2006-GG8 A4
5.56%	11/10/39		935,000	653,645
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-LDP7 A4
5.88%	04/15/45	[2]	340,000	257,594

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB19 A4
5.75%	02/12/49	[2]	$535,000	$332,357
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A4
5.88%	02/15/51	[2]	460,000	300,804
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A3
5.42%	01/15/49		1,100,000	746,819
LB-UBS Commercial Mortgage Trust 2000-C4 A2
7.37%	08/15/26		985,548	997,606
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 A3
5.17%	12/12/49	[2]	760,000	444,096
Morgan Stanley Capital I 2005-HQ6 A4A
4.99%	08/13/42		1,077,000	869,478
Morgan Stanley Capital I 2006-HQ8 A4
5.39%	03/12/44	[2]	1,700,000	1,308,987
Morgan Stanley Capital I 2007-IQ16 A4
5.81%	12/12/49		470,000	328,487
Salomon Brothers Mortgage Securities VII, Inc. 2002-KEY2 A3
4.87%	03/18/36		50,000	47,065
Structured Asset Mortgage Investments, Inc. 2005-AR3 1A1
0.79%	08/25/35	[2]	1,711,000	711,679
Structured Asset Mortgage Investments, Inc. 2005-AR8 A2
3.11%	02/25/36	[2]	1,774,527	724,576

				14,217,282

Non-Agency Mortgage-Backed — 5.40%
Adjustable Rate Mortgage Trust 2005-8 4A11
5.43%	11/25/35	[2]	930,304	525,339
Banc of America Funding Corp. 2003-2 1A1
6.50%	06/25/32		27,844	27,134
Chevy Chase Mortgage Funding Corp. 2004-1A A1
0.80%	01/25/35	[2,3]	416,889	367,955
Chevy Chase Mortgage Funding Corp. 2005-2A A1
0.70%	05/25/36	[2,3]	447,745	355,249
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.15%	02/25/34	[2]	77,389	50,389
Countrywide Alternative Loan Trust 2003-3T1 A2
4.50%	05/25/33		632,978	625,770
Countrywide Alternative Loan Trust 2005-17 1X3 (IO)
3.51%	06/25/35	[5,9]	105,194	1,545

40 / Annual Report March 2009

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust 2005-27 2A1
2.98%	08/25/35	[2]	$440,752	$166,825
Countrywide Alternative Loan Trust 2005-27 3A2
2.73%	08/25/35	[2]	46,512	15,672
Countrywide Alternative Loan Trust 2005-72 A1
0.79%	01/25/36	[2]	1,004,536	393,581
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
3.62%	05/20/46	[5]	2,733,904	27,339
Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1
5.08%	08/25/34	[2]	704,967	495,767
First Horizon Asset Securities, Inc. 2002-7 2A2
5.25%	12/25/17		125,237	124,348
GSR Mortgage Loan Trust 2004-9 5A7
3.91%	08/25/34	[2]	2,684,000	1,365,907
Harborview Mortgage Loan Trust 2005-1 X (IO)
3.33%	03/19/35	[5,9]	839,223	11,408
Harborview Mortgage Loan Trust 2005-10 X (IO)
3.50%	11/19/35	[5]	224,044	1,400
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
3.80%	12/25/34	[5,9]	351,822	2,639
IndyMac Index Mortgage Loan Trust 2004-AR6 6A1
5.48%	10/25/34	[2]	227,653	174,750
IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A
0.92%	11/25/34	[2]	77,946	29,151
IndyMac Index Mortgage Loan Trust 2007-AR5 1A1
6.07%	05/25/37	[2]	26,694	12,400
JPMorgan Mortgage Trust 2007-S3 1A35
6.00%	08/25/37		1,919,909	1,269,315
Lehman XS Trust 2007-12N 1A3A
0.72%	07/25/47	[2]	4,500,000	544,544
Lehman XS Trust 2007-14H A12
1.02%	07/25/47	[2]	9,636,000	493,845
MASTR Adjustable Rate Mortgages Trust 2004-1 2A1
6.06%	01/25/34	[2]	3,464	2,170
MASTR Seasoned Securities Trust 2002-8 1A1
5.50%	12/25/17		13,990	13,903

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Seasoned Securities Trust 2004-1 4A1
5.01%	10/25/32	[2]	$6,487	$5,286
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		211,949	202,220
MASTR Seasoned Securities Trust 2005-1 4A1
5.21%	10/25/32	[2]	15,334	9,185
Residential Accredit Loans, Inc. 2003-QS17 NB1
5.25%	09/25/33		19,275	17,230
Residential Asset Mortgage Products, Inc. 2003-SL1 A41
8.00%	04/25/31		90,582	90,204
Residential Asset Mortgage Products, Inc. 2004-SL1 A7
7.00%	11/25/31		165,452	174,240
Residential Asset Securitization Trust 2004-IP2 2A1
5.09%	12/25/34	[2]	142,673	86,941
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
2.40%	04/25/47	[2]	947,890	375,246
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
4.54%	01/25/33	[2]	29,029	23,984
Washington Mutual MSC Mortgage Pass-Through Certificates 2004-RA1 2A
7.00%	03/25/34		111,477	87,602
Wells Fargo Mortgage Backed Securities Trust 2006-4 2A2
5.50%	04/25/36		1,088,913	806,548

				8,977,031

U.S. Agency Mortgage-Backed — 34.24%
Fannie Mae 1989-25 G
6.00%	06/25/19		5,235	5,560
Fannie Mae 1992-116 B
6.50%	06/25/22		871	933
Fannie Mae 1993-225 SG
25.14%	12/25/13	[2]	169,378	206,776
Fannie Mae 1993-80 S
10.19%	05/25/23	[2]	34,348	35,641
Fannie Mae 1994-55 S
16.62%	12/25/23	[2]	5,438	5,533
Fannie Mae 2001-52 YZ
6.50%	10/25/31		837,046	890,166
Fannie Mae 2003-53 IA (IO)
5.50%	10/25/28		112,593	3,401
Fannie Mae 2007-64 FA
0.99%	07/25/37	[2]	2,049,027	1,896,190

Annual Report March 2009 / 41

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae FNCL (TBA)
5.00%	04/25/39		$605,000	$624,095
Fannie Mae Pool 253974
7.00%	08/01/31		40,691	43,423
Fannie Mae Pool 254232
6.50%	03/01/22		59,208	62,899
Fannie Mae Pool 254868
5.00%	09/01/33		1,945,239	2,014,083
Fannie Mae Pool 527247
7.00%	09/01/26		198	214
Fannie Mae Pool 545191
7.00%	09/01/31		22,768	24,296
Fannie Mae Pool 545646
7.00%	09/01/26		122	132
Fannie Mae Pool 549740
6.50%	10/01/27		111,492	117,629
Fannie Mae Pool 555177
4.86%	01/01/33	[2]	63,974	63,907
Fannie Mae Pool 555207
7.00%	11/01/17		3,358	3,515
Fannie Mae Pool 555284
7.50%	10/01/17		2,962	3,073
Fannie Mae Pool 606108
7.00%	03/01/31		2,557	2,759
Fannie Mae Pool 630599
7.00%	05/01/32		24,777	26,692
Fannie Mae Pool 655928
7.00%	08/01/32		16,448	17,812
Fannie Mae Pool 725027
5.00%	11/01/33		1,836,824	1,902,118
Fannie Mae Pool 725425
5.50%	04/01/34		1,908,012	1,989,252
Fannie Mae Pool 735207
7.00%	04/01/34		15,554	16,575
Fannie Mae Pool 735224
5.50%	02/01/35		1,817,993	1,895,115
Fannie Mae Pool 735646
4.50%	07/01/20		40,523	41,983
Fannie Mae Pool 735686
6.50%	12/01/22		342,438	358,851
Fannie Mae Pool 735861
6.50%	09/01/33		450,516	479,091
Fannie Mae Pool 764388
4.94%	03/01/34	[2]	426,764	432,356
Fannie Mae Pool 765387
6.00%	08/01/34		27,420	29,170
Fannie Mae Pool 770284
5.00%	04/01/34		1,907,700	1,974,618

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 770869
4.53%	04/01/34	[2]	$617,119	$629,816
Fannie Mae Pool 776708
5.00%	05/01/34		1,166,715	1,206,913
Fannie Mae Pool 789606
6.00%	08/01/34		20,501	21,501
Fannie Mae Pool 817611
5.33%	11/01/35	[2]	303,489	308,392
Fannie Mae Pool 839109
5.24%	11/01/35	[2]	47,345	48,808
Fannie Mae Pool 844773
5.14%	12/01/35	[2]	20,436	21,059
Fannie Mae Pool 888219
5.50%	03/01/37		2,274,353	2,364,083
Fannie Mae Pool 888430
5.00%	11/01/33		1,512,579	1,566,347
Fannie Mae Pool 889125
5.00%	12/01/21		1,749,638	1,826,458
Fannie Mae Pool 889184
5.50%	09/01/36		1,784,665	1,860,653
Fannie Mae Pool 889572
5.50%	06/01/38		5,784,094	6,012,294
Fannie Mae Pool 895606
5.74%	06/01/36	[2]	822,003	854,648
Fannie Mae Pool 918445
5.86%	05/01/37	[2]	82,709	86,107
Fannie Mae Pool 939419
5.66%	05/01/37	[2]	1,036,398	1,076,148
Fannie Mae Pool 974148
5.50%	02/01/38		81,744	84,969
Freddie Mac 1602 SN
10.09%	10/15/23	[2]	14,590	16,833
Freddie Mac 1688 W
7.25%	03/15/14		4,314	4,652
Freddie Mac 2174 PN
6.00%	07/15/29		331,041	350,116
Freddie Mac 2451 SP
15.72%	05/15/09	[2]	23,845	24,090
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		196,019	6,708
Freddie Mac 2594 VK
5.00%	02/15/23		6,969	7,062
Freddie Mac 2929 PE
5.00%	05/15/33		55,000	57,383
Freddie Mac Gold A25162
5.50%	05/01/34		1,595,115	1,662,284
Freddie Mac Gold A33262
5.50%	02/01/35		222,249	232,935

42 / Annual Report March 2009

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold A68781
5.50%	10/01/37	$49,253	$51,169
Freddie Mac Gold A72702
5.50%	02/01/38	1,690,817	1,773,112
Freddie Mac Gold A72860
6.00%	02/01/38	48,802	51,082
Freddie Mac Gold C90504
6.50%	12/01/21	7,957	8,477
Freddie Mac Gold E01279
5.50%	01/01/18	12,513	13,114
Freddie Mac Gold E90474
6.00%	07/01/17	24,820	26,148
Freddie Mac Gold G01548
7.50%	07/01/32	1,128,822	1,233,932
Freddie Mac Gold G01601
4.00%	09/01/33	28,154	28,433
Freddie Mac Gold G01611
4.00%	09/01/33	11,275	11,387
Freddie Mac Gold G01644
5.50%	02/01/34	1,637,710	1,706,881
Freddie Mac Gold G01673
5.50%	04/01/34	98,495	103,380
Freddie Mac Gold G01864
5.00%	01/01/34	83,117	86,082
Freddie Mac Gold G02366
6.50%	10/01/36	1,165,034	1,238,119
Freddie Mac Gold G03243
5.50%	07/01/37	89,010	92,472
Freddie Mac Gold G03436
6.00%	11/01/37	2,277,425	2,400,993
Freddie Mac Gold G03601
6.00%	07/01/37	38,885	40,983
Freddie Mac Gold G03640
5.50%	12/01/37	1,646,199	1,710,234
Freddie Mac Gold G04079
5.50%	03/01/38	1,969,254	2,045,856
Freddie Mac Gold G05119
6.50%	09/01/38	43,299	45,706
Freddie Mac Gold G11707
6.00%	03/01/20	19,678	20,731
Freddie Mac Gold G12393
5.50%	10/01/21	1,926,100	2,017,966
Freddie Mac Gold G12909
6.00%	11/01/22	1,328,144	1,398,701
Freddie Mac Gold G13032
6.00%	09/01/22	1,546,637	1,623,728
Freddie Mac Gold J06246
5.50%	10/01/21	1,287,054	1,344,663

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Non Gold Pool 1B3413
5.89%	05/01/37	[2]	$1,252,594	$1,303,536
Freddie Mac Non Gold Pool 1J0045
5.10%	01/01/36	[2]	28,746	29,709
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		134,399	8,525
Ginnie Mae 2004-8 SE
13.26%	11/26/23	[2]	212,132	229,727
Ginnie Mae GNSF (TBA)
5.50%	04/15/39		615,000	639,984
Ginnie Mae II Pool 80968
4.63%	07/20/34	[2]	112,392	112,571

				56,895,518

Total Mortgage-Backed (Cost $84,146,502)				80,089,831

U.S. TREASURY SECURITIES — 7.38%
U.S. Treasury Notes — 7.38%
1.75%	01/31/14		4,659,000	4,691,031
2.00%	01/15/16	[10]	1,699,000	1,867,586
3.75%	11/15/18		5,232,000	5,705,333

				12,263,950

Total U.S. Treasury Securities (Cost $12,195,345)				12,263,950

Total Bonds – 91.36% (Cost $166,785,256)				151,825,799

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 12.57%
Commercial Paper — 1.68%
National Rural Utilities Cooperative Finance Corp.
0.45%[11]	04/24/09		$2,795,000	2,794,196

Money Market Fund — 5.21%
Goldman Sachs Group, Inc. (The)
0.05%[12]			8,656,000	8,656,000

U.S. Agency Discount Notes — 5.58%
Fannie Mae
0.32%[11]	04/29/09		980,000	979,844
Federal Home Loan Bank
0.19%[11]	04/06/09		115,000	114,996
0.33%[11]	04/06/09		3,310,000	3,309,878
0.39%	05/22/09	[9]	3,580,000	3,579,264

Annual Report March 2009 / 43

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS (continued)
U.S. Agency Discount Notes (continued)
Freddie Mac
0.38%[11]	04/27/09		$1,280,000	$1,279,764

				9,263,746

U.S. Treasury Bills — 0.10%
U.S. Treasury Bills
0.27%[11]	05/28/09	[13]	170,000	169,977

Total Short Term Investments (Cost $20,882,400)				20,883,919

Total Investments – 103.93% (Cost $187,667,656)[1]				172,709,718

Liabilities in Excess of Other Assets – (3.93)%				(6,534,820)

Net Assets – 100.00%				$166,174,898

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
95	U.S. Treasury Five Year Note, Expiration June 2009	$160,670
31	U.S. Treasury Ten Year Note, Expiration June 2009	86,089

	Net unrealized appreciation	$246,759

Contracts		Unrealized Depreciation
FUTURES CONTRACTS: SHORT POSITIONS
40	U.S. Treasury Thirty Year Note, Expiration June 2009	$(131,243)

	Net unrealized depreciation	$(131,243)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 2.98% semi-annually. Counterparty: Citigroup, Inc.
	09/22/10	$3,267	$82,934
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 4.04% semi-annually. Counterparty: Citigroup, Inc.
	12/15/10	780	44,377

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.94% semi-annually. Counterparty: CS First Boston
	12/15/10	$1,340	$73,801
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.95% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	12/15/10	1,880	103,801
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 5.26% semi-annually. Counterparty: Barclays Capital, Inc.
	04/30/11	540	53,512
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 5.37% semi-annually. Counterparty: Barclays Capital, Inc.
	04/30/11	555	56,418
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.40% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	02/26/13	767	43,089
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.70% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	02/26/13	1,523	103,170
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.86% semi-annually. Counterparty: Barclays Capital, Inc.
	10/27/14	8,510	550,838
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 4.27% semi-annually. Counterparty: CS First Boston
	10/30/14	8,580	721,644
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 4.29% semi-annually. Counterparty: Citigroup, Inc.
	10/30/14	3,070	260,732
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.34% semi-annually. Counterparty: Barclays Capital, Inc.
	11/25/14	6,160	238,450
The Fund pays a fixed rate equal to 4.02% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.
	10/27/39	2,235	(294,617)
The Fund pays a fixed rate equal to 4.31% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Citigroup, Inc.
	10/30/39	830	(156,365)
The Fund pays a fixed rate equal to 4.32% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: CS First Boston
	10/30/39	2,320	(438,170)

44 / Annual Report March 2009

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a fixed rate equal to 3.13% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.
	11/25/39	$1,480	$55,898

			$1,499,512

Issues	Expiration Date	Notional Amount (000’s)[b]	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Morgan Stanley

	09/20/12	$250	$10,211

The Fund pays a fixed rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Macy’s Retail Holdings, Inc. 6.63%, due 04/01/11. Counterparty: Citigroup, Inc.

	09/20/12	250	43,457

The Fund pays a fixed rate equal to 1.48% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc., 6.63%, due 04/01/11. Counterparty: Citigroup, Inc.

	12/20/12	150	23,988

The Fund pays a fixed rate equal to 0.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley, 6.60%, due 04/01/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	440	43,152

The Fund pays a fixed rate equal to 3.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: CS First Boston

	12/20/12	135	(4,989)

The Fund pays a fixed rate equal to 3.88% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	40	(1,612)

The Fund pays a fixed rate equal to 3.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	90	(3,717)

The Fund pays a fixed rate equal to 3.87% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	12/20/12	135	(5,395)

The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc. (The)

	12/20/12	175	20,328

The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Morgan Stanley

	12/20/12	275	31,047

Issues	Expiration Date	Notional Amount (000’s)[b]	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 0.58% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: UBS AG

	12/20/12	$175	$19,643

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	100	3,455

The Fund pays a fixed rate equal to 0.39% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: CS First Boston

	12/20/12	75	2,645

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Goldman Sachs Group, Inc. (The)

	12/20/12	275	9,112

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	175	5,799

The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc., 6.13%, due 12/01/12. Counterparty: UBS AG

	12/20/12	325	34,085

The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc., 6.13%, due 12/01/12. Counterparty: UBS AG

	12/20/12	50	5,133

The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.

	12/20/12	175	6,383

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	175	6,506

The Fund pays a fixed rate equal to 1.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc., 6.63%, due 04/01/11. Counterparty: Morgan Stanley

	12/20/12	150	24,167

The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	175	4,164

The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	120	2,510

The Fund pays a fixed rate equal to 2.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp., 6.88%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	300	(8,854)

Annual Report March 2009 / 45

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Expiration Date	Notional Amount (000’s)[b]	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp., 6.88%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	$190	$(5,933)

The Fund pays a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc., 6.63%, due 04/01/11. Counterparty: Morgan Stanley

	12/20/12	75	12,061

The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp., 6.88%, due 11/15/12. Counterparty: Citigroup, Inc.

	12/20/12	135	(4,216)

The Fund pays a fixed rate equal to 1.24% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 7.88%, due 08/01/11. Counterparty: UBS AG

	12/20/12	250	11,999

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley

	03/20/13	75	(1,715)

The Fund pays a fixed rate equal to 3.52% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp., 6.88%, due 11/15/12. Counterparty: Deutsche Bank AG

	03/20/13	125	(7,391)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG

	03/20/13	75	(1,715)

The Fund pays a fixed rate equal to 4.62% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/13	225	(15,576)

The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc. (The)

	06/20/13	80	(628)

The Fund pays a fixed rate equal to 4.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Deutsche Bank AG

	12/20/13	200	(1,961)

The Fund pays a fixed rate equal to 0.82% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Arrow Electronics, Inc., 6.88%, due 06/01/18. Counterparty: Citigroup, Inc.

	03/20/14	205	3,973

The Fund pays a fixed rate equal to 2.73% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Citigroup, Inc.

	03/20/14	210	(9,958)

Issues	Expiration Date	Notional Amount (000’s)[b]	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Deutsche Bank AG

	03/20/14	$200	$(5,127)

The Fund pays a fixed rate equal to 2.67% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Citigroup, Inc.

	03/20/14	135	(5,091)

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Hewlett Packard Co., 5.40%, due 03/01/17. Counterparty: Citigroup, Inc.

	03/20/14	205	(1,694)

The Fund pays a fixed rate equal to 3.15% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Citigroup, Inc.

	03/20/14	165	5,222

The Fund pays a fixed rate equal to 1.20% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos, Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	03/20/14	140	1,524

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.

	03/20/15	150	(6,272)

The Fund pays a fixed rate equal to 4.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/15	225	(17,913)

			$220,807

Issues	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES

The Fund pays a fixed rate equal to 0.07% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AAA 2, due 03/15/49. Counterparty: CS First Boston

	03/15/49	$70,709	$820	$160,909	$231,618

The Fund pays a fixed rate equal to 0.08% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AAA 3, due 12/13/49. Counterparty: Deutsche Bank AG

	12/13/49	52,928	400	81,775	134,703

The Fund pays a fixed rate equal to 0.08% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AAA 3, due 12/13/49. Counterparty: JPMorgan Chase & Co.

	12/13/49	52,167	500	116,211	168,378

The Fund pays a fixed rate equal to 0.08% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AAA 3, due 12/13/49. Counterparty: JPMorgan Chase & Co.

	12/13/49	20,805	165	34,760	55,565

46 / Annual Report March 2009

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES (continued)

The Fund pays a fixed rate equal to 0.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AAA 5, due 02/15/51. Counterparty: Citigroup, Inc.

	02/15/51	$95,579	$415	$49,474	$145,053

The Fund pays a fixed rate equal to 0.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AAA 4, due 02/17/51. Counterparty: Citigroup, Inc.

	02/17/51	49,352	535	134,320	183,672

The Fund pays a fixed rate equal to 0.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AAA 4, due 02/17/51. Counterparty: CS First Boston

	02/17/51	44,907	400	92,418	137,325

The Fund pays a fixed rate equal to 0.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AAA 4, due 02/17/51. Counterparty: JPMorgan Chase & Co.

	02/17/51	18,827	165	37,819	56,646

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.

	10/12/52	21,972	250	108,372	130,344

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.

	10/12/52	24,646	250	105,698	130,344

The Fund pays a fixed rate equal to 0.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AAA 1, due 10/12/52. Counterparty: JPMorgan Chase & Co.

	10/12/52	48,789	820	133,903	182,692

		$500,681		$1,055,659	$1,556,340

Issues	Expiration Date	Credit Rating[a]	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES

The Fund receives a fixed rate equal to 6.55% and the Fund will pay to the counterparty at par including interest accrued in the event of default of General Electric Capital Corp., 5.63%, due 09/15/17. Counterparty: CS First Boston

	12/20/10	AAA	$365	$(14,759)	$(14,759)

The Fund receives a fixed rate equal to 4.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the Berkshire Hathaway, Inc., 4.63%, due 10/15/13. Counterparty: Barclays Capital, Inc.

	03/20/11	AAA	800	(654)	(654)

				$(15,413)	$(15,413)

Issues	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	$(127,744)	$755	$(441,083)	$(568,827)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	(834,722)	1,500	(295,398)	(1,130,120)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc. (The)

	08/25/37	(293,327)	580	(143,653)	(436,980)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	(89,488)	180	(46,127)	(135,615)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	(455,163)	900	(222,909)	(678,072)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	(1,461,830)	2,300	(231,132)	(1,692,962)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	(100,344)	150	(10,067)	(110,411)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

	05/25/46	(241,123)	300	(34,828)	(275,951)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	(281,311)	350	(40,632)	(321,943)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	(278,722)	350	(43,221)	(321,943)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

	05/25/46	(200,936)	250	(29,023)	(229,959)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc. (The)

	05/25/46	(160,256)	200	(23,711)	(183,967)

The Fund receives a fixed rate equal to 0.11% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 06-2, due 05/25/46. Counterparty: Citigroup, Inc.

	05/25/46	(83,941)	225	(72,680)	(156,621)

		$(4,608,907)		$(1,634,464)	$(6,243,371)

Annual Report March 2009 / 47

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2009

[a]	Using Standard & Poor’s rating of the issuer.
[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for Federal income tax purposes is $187,884,889 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$3,791,683
Gross unrealized depreciation	(18,966,854)

Net unrealized depreciation	$(15,175,171)

[2]	Floating rate security. The rate disclosed is that in effect at March 31, 2009.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2009 was $11,602,050 representing 6.98% of total net assets.

[4]	U.S. dollar denominated security issued by foreign domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $115,201 which is 0.07% of total net assets.
[6]	Security is currently in default with regards to scheduled interest or principal payments.
[7]	Expected maturity date.

[8]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
05/09/08	Calpine CCFC I Term Loan, 7.22%, 08/26/09	$743,669	$738,436	0.44%
10/22/07	HCA Term Loan A, 2.72%, 11/18/12	677,489	600,955	0.36%

		$1,421,158	$1,339,391	0.80%

[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2009.
[10]	Inflation protected security. Principal amount reflects original security face amount.
[11]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $1,785,156 which is 1.07% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under FAS 157, as discussed in the Notes to Financial Statements.

[12]	Securities, or a portion there of, pledged as collateral for swaps.
[13]	Securities, or a portion there of, pledged as collateral for futures.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(AMBAC): American Municipal Bond Assurance Corp.

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium term note

(STEP): Step coupon bond

(TBA): To be announced

48 / Annual Report March 2009

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
BONDS – 108.36%
ASSET-BACKED SECURITIES — 6.78%**
Aames Mortgage Trust 2002-1 A3 (STEP)
6.90%	06/25/32		$69,156	$39,918
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.72%	07/15/33		9,162	8,675
Amresco Residential Securities Mortgage Loan Trust 1998-1 A5 (STEP)
7.57%	10/25/27		204,318	146,919
Amresco Residential Securities Mortgage Loan Trust 1998-2 B1F
7.72%	06/25/28	[2,3]	6,264	1,381
Asset Backed Funding Certificates 2006-HE1 A2D
0.74%	01/25/37	[3]	18,144,000	4,230,920
Asset Backed Funding Certificates 2006-OPT2 A3D
0.74%	10/25/36	[3]	8,375,000	1,734,131
Asset Backed Funding Certificates 2007-WMC1 A2B
1.52%	06/25/37	3,†	41,977,000	14,168,168
Asset Backed Securities Corp. Home Equity 2003-HE4 M2
3.56%	08/15/33	[3]	3,926,205	2,049,671
Bayview Financial Acquisition Trust 2005-B 1A3 (STEP)
4.89%	04/28/39		7,449,324	6,217,862
Bear Stearns Asset Backed Securities Trust 2002-1 1A5 (STEP)
6.89%	12/25/34		129,632	111,117
Bear Stearns Asset Backed Securities Trust 2007-2 A1
0.71%	01/25/47	[3]	2,194,747	1,801,337
Birch Real Estate CDO Ltd. 1A A1 (Cayman Islands)
5.16%	02/10/38	4,5,†	2,400,000	1,742,137
BNC Mortgage Loan Trust 2007-1 A3
0.62%	03/25/37	[3]	12,881,000	7,166,652
Carrington Mortgage Loan Trust 2007-FRE1 A1
0.64%	02/25/37	[3]	16,608,213	13,550,702
Centex Home Equity 2006-A AV3
0.68%	06/25/36	3,†	15,000,000	9,300,345
Centex Home Equity 2006-A AV4
0.77%	06/25/36	3,†	100,000	47,002
Citicorp Residential Mortgage Securities 2006-2 A5 (STEP)
6.04%	09/25/36		100,000	55,044
Citicorp Residential Mortgage Securities 2007-1 A5 (STEP)
6.05%	03/25/37	†	430,000	221,459

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust, Inc. 2007-AMC4 A2A
0.58%	05/25/37	[3]	$24,192,535	$19,282,667
Citigroup Mortgage Loan Trust, Inc. 2007-WFH1 A4
0.72%	01/25/37	[3]	28,000	11,504
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 M3B
1.52%	07/25/37	3,†	3,090,000	152,408
Conseco Finance 2001-C A5 (STEP)
7.29%	08/15/33		5,757,140	4,662,829
Conseco Financial Corp. 1998-2 A5
6.24%	12/01/28	[3]	116,747	89,380
Conseco Financial Corp. 1998-6 A7
6.45%	06/01/30		258,406	242,924
Countrywide Asset-Backed Certificates 2007-10 2A2
0.64%	06/25/47	[3]	12,650,000	6,578,004
Countrywide Asset-Backed Certificates 2007-5 2A2
0.69%	09/25/47	[3]	127,000	74,446
Countrywide Asset-Backed Certificates 2007-6 2A1
0.62%	09/25/37	[3]	11,257,704	9,909,543
Countrywide Asset-Backed Certificates 2007-7 2A2
0.68%	10/25/37	[3]	22,122,000	13,756,314
CS First Boston Mortgage Securities Corp. 2001-MH29 A (STEP)
5.60%	09/25/31		60,938	53,398
Embarcadero Aircraft Securitization Trust 2000-A A1
1.04%	08/15/25	[3,5]	1,540,602	508,399
First Union Home Equity Loan Trust 1997-3 B
7.39%	03/25/29		142,941	21,451
Genesis Funding Ltd. 2006-1A G1 (Bermuda)
0.80%	12/19/32	3,4,5,†	12,600,000	6,804,573
GMAC Commercial Mortgage Securities, Inc. 1998-C2 X (IO)
0.86%	05/15/35	[2,3]	37,594,034	1,165,637
GMAC Commercial Mortgage Securities, Inc. 2004-C3 A4
4.55%	12/10/41		435,000	379,215
Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates
7.24%	12/15/22		264,276	186,508
GSAA Trust 2005-7 AF3
4.75%	05/25/35	[3]	41,107,454	19,335,808
GSAMP Trust 2007-FM2 A2A
0.58%	01/25/37	[3]	82,455	68,155
HFC Home Equity Loan Asset Backed Certificates 2007-3 APT
1.75%	11/20/36	[3]	41,089,397	27,523,486

Annual Report March 2009 / 49

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Home Equity Asset Trust 2007-1 2A1
0.58%	05/25/37	[3]	$122,088	$97,008
IndyMac Residential Asset Backed Trust 2007-A 2A4A
0.84%	04/25/47	[3]	6,256,000	1,698,984
Inman Square Funding Ltd. 2005-2A I (Cayman Islands)
1.86%	10/06/40	[2,3,4,5]	3,396,806	509,521
JPMorgan Mortgage Acquisition Corp. 2007-CH1 AF6 (STEP)
5.50%	11/25/36		340,000	198,983
Keystone Owner Trust 1998-P2 A5 (STEP)
7.90%	01/25/29	[5]	615,118	613,849
Lehman XS Trust 2006-GP1 A4A
0.85%	05/25/46	[2,3]	33,814,795	2,589,077
MASTR Asset Backed Securities Trust 2007-HE1 A1
0.60%	05/25/37	[3]	13,410	11,646
MASTR Asset Backed Securities Trust 2007-HE1 A3
0.73%	05/25/37	[3]	203,000	67,668
Merrill Lynch First Franklin Mortgage Loan Trust 2007-1 A2C
0.77%	04/25/37	[3]	14,700,000	4,259,135
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2C
0.70%	06/25/37	3,†	273,800	82,149
Mid-State Trust 11 A1
4.86%	07/15/38		76,242	54,145
Mid-State Trust 2004-1 A
6.01%	08/15/37		67,246	47,828
Mid-State Trust 2005-1 A
5.75%	01/15/40		29,369,288	19,090,037
Mid-State Trust 6 A1
7.34%	07/01/35		81,027	67,480
Morgan Stanley ABS Capital Inc. 2007-HE2 A2B
0.61%	01/25/37	[3]	110,000	53,449
Morgan Stanley Mortgage Loan Trust 2007-10XS A18
6.00%	07/25/47	[3]	33,016,803	21,920,978
Nomura Asset Acceptance Corp. 2006-S1 A1
0.66%	01/25/36	[3,5]	444,610	375,684
Oakwood Mortgage Investors, Inc. 1998-A A4
6.20%	05/15/28		21,599	18,473
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22	[3]	337,297	164,722
Oakwood Mortgage Investors, Inc. 2001-D A4
6.93%	09/15/31	[3]	2,606,781	1,364,763
Oakwood Mortgage Investors, Inc. 2002-B A2
5.19%	09/15/19	[3]	1,190,785	743,870

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Oakwood Mortgage Investors, Inc. 2002-B A3
6.06%	03/15/25	[3]	$137,190	$86,739
Option One Mortgage Loan Trust 2007-6 2A4
0.77%	07/25/37	3,†	100,000	30,002
PAMCO CLO 1998-1A B2 (Cayman Islands)
2.52%	05/01/10	2,3,4,5,†	2,044,939	306,875
Popular ABS Mortgage Pass-Through Trust 2005-3 AF6 (STEP)
4.76%	07/25/35		5,783,299	4,366,971
Popular ABS Mortgage Pass-Through Trust 2007-A A3
0.83%	06/25/47	[3]	21,387,500	6,361,171
Residential Asset Mortgage Products, Inc. 2003-RS10 AI6 (STEP)
5.86%	11/25/33		277,185	164,187
Residential Asset Mortgage Products, Inc. 2003-RS11 AI6A (STEP)
5.98%	12/25/33		264,601	127,283
Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7 (STEP)
8.60%	09/25/29		599,697	513,299
Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)
8.29%	02/25/25		402,379	353,706
Resmae Mortgage Loan Trust 2006-1 A1B
0.79%	02/25/36	[3,5]	5,577,245	2,143,135
Saxon Asset Securities Trust 2005-2 M1
0.94%	10/25/35	[3]	32,400,000	22,032,000
Saxon Asset Securities Trust 2007-1 A2C
0.67%	01/25/47	[3]	8,135,000	1,694,791
Securitized Asset Backed Receivables LLC 2007-BR2 A2
0.75%	02/25/37	[3]	212,428	95,045
Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A
0.65%	05/25/37	[3]	21,348,207	14,082,193
Securitized Asset Backed Receivables LLC Trust 2007-NC1 A2B
0.67%	12/25/36	[3]	19,025,000	5,178,283
Securitized Asset Backed Receivables LLC Trust 2007-NC2 A2B
0.66%	01/25/37	[3]	160,000	57,515
SG Mortgage Securities Trust 2006-FRE1 A1B
0.79%	02/25/36	[3]	3,946,235	2,668,930
Signature 5 CBO
4.00%	10/15/09	[2]	2,000,000	200,069
Soundview Home Equity Loan Trust 2006-EG1 A2
0.63%	10/25/36	[3]	34,727,233	28,561,791
Soundview Home Equity Loan Trust 2006-EQ1 A3
0.68%	10/25/36	[3]	19,051,000	8,715,832

50 / Annual Report March 2009

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Soundview Home Equity Loan Trust 2006-EQ1 A4
0.77%	10/25/36	[3]	$6,350,000	$1,233,149
Soundview Home Equity Loan Trust 2006-EQ2 A4
0.76%	01/25/37	[3]	11,864,000	2,257,564
Soundview Home Equity Loan Trust 2007-NS1 A4
0.82%	01/25/37	[3]	12,355,000	3,352,167
Soundview Home Equity Loan Trust 2007-OPT1 2A2
0.67%	06/25/37	[3]	95,000	38,486
Soundview Home Equity Loan Trust 2007-OPT3 2A2
0.65%	08/25/37	3,†	100,000	38,002
Structured Asset Receivables Trust 2003-1A CTFS
1.63%	01/21/10	3,5,†	3,617,735	3,039,224
Structured Asset Securities Corp. 2007-EQ1 A4
0.77%	03/25/37	3,†	26,325,800	8,161,584
Terwin Mortgage Trust 2005-7SL A1
0.79%	07/25/35	[2,3,5]	118,528	111,523
Terwin Mortgage Trust 2006-11 A2A
0.58%	10/25/37	3,†	6,063,537	4,672,155
Terwin Mortgage Trust 2006-4SL A2
4.50%	05/25/37	[2,3,5]	23,030,000	2,763,600
Terwin Mortgage Trust 2006-6 1A2
4.75%	07/25/37	[2,3]	42,500,000	3,785,403
Terwin Mortgage Trust 2007-9SL M1
3.02%	06/25/38	2,3,5,†	7,955,796	20,064
Vanderbilt Acquisition Loan Trust 2002-1 A4
6.57%	05/07/27	[3]	5,280,000	4,709,170

Total Asset-Backed Securities (Cost $543,754,576)				359,351,446

CORPORATES — 23.52%*
Automotive — 0.01%
General Motors Corp.
7.38%	05/23/48		5,200,000	572,000

Banking — 4.59%
BAC Capital Trust VI
5.63%	03/08/35		9,000,000	4,037,909
BAC Capital Trust XV
2.06%	06/01/56	[3]	12,473,000	3,261,453
Bank of America Corp.
5.75%	12/01/17		8,500,000	7,149,767
8.00%	12/29/49	[3]	2,795,000	1,120,599
8.13%	12/29/49	[3]	3,980,000	1,637,133
Bank One Corp. (STEP)
9.88%	03/01/19		1,485,000	1,483,730

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
BankAmerica Capital II
8.00%	12/15/26		$800,000	$338,445
BankAmerica Capital III *
1.66%	01/15/27	[3]	35,000	11,636
BankAmerica Institutional A
8.07%	12/31/26	[5]	350,000	147,992
Banponce Trust I A
8.33%	02/01/27		12,706,000	7,658,834
Chase Capital II B
1.67%	02/01/27	[3]	6,700,000	2,780,500
Chase Capital VI
1.80%	08/01/28	[3]	3,640,000	1,448,069
Credit Suisse USA, Inc.
5.13%	08/15/15		15,000	13,938
Credit Suisse/Guernsey 1 (Switzerland)
1.93%	05/29/49	[3,4]	21,793,000	7,845,480
Credit Suisse/New York (MTN) (Switzerland)
5.00%	05/15/13	[4]	16,178,000	15,646,795
Credit Suisse/New York (Switzerland)
6.00%	02/15/18	[4]	35,737,000	31,494,060
Deutsche Bank AG/London (Germany)
4.88%	05/20/13	[4]	15,740,000	15,452,981
First Chicago NBD Institutional Capital I
1.72%	02/01/27	3,†	140,000	58,101
Fleet Capital Trust II
7.92%	12/11/26		770,000	325,456
HBOS Capital Funding LP (United Kingdom)
6.07%	06/24/49	[3,4,5]	7,853,000	2,041,780
HBOS PLC (United Kingdom)
6.75%	05/21/18	[4,5]	29,123,000	22,501,012
JPMorgan Chase & Co.
6.40%	05/15/38		37,183,000	36,577,103
JPMorgan Chase & Co. 1
7.90%	12/31/49	[3]	33,687,000	21,692,777
JPMorgan Chase & Co. C (MTN)
0.00%	07/23/13	[3]	2,500,000	2,306,500
JPMorgan Chase Capital XIII M
2.18%	09/30/34	[3]	3,549,000	1,439,492
Lloyds Banking Group PLC (United Kingdom)
5.92%	09/29/49	[4,5]	37,672,000	6,969,320
National Australia Bank Ltd. (Australia)
5.35%	06/12/13	[4,5]	25,750,000	24,203,396
National Australia Bank Ltd. A (Australia)
8.60%	05/19/10	[4]	13,144,000	13,490,607
National Capital Trust II (Australia)
5.49%	12/29/49	[3,4,5]	2,717,000	1,223,935
Nationsbank Capital Trust III
1.64%	01/15/27	[3]	8,614,000	2,932,490

Annual Report March 2009 / 51

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
NB Capital Trust II
7.83%	12/15/26		$5,625,000	$2,369,250
NB Capital Trust IV
8.25%	04/15/27		1,173,000	509,683
Wells Fargo & Co. K
7.98%	09/29/49	[3]	6,215,000	2,924,562

				243,094,785

Communications — 1.29%
CSC Holdings, Inc. B
7.63%	04/01/11		1,575,000	1,571,062
Dex Media West LLC/Dex Media Finance Co. B
8.50%	08/15/10		1,600,000	808,000
Frontier Communications Corp.
6.63%	03/15/15		1,825,000	1,533,000
Hawaiian Telcom Communications, Inc. B
9.75%	05/01/13	[6]	775,000	15,500
Intelsat Corp.
9.25%	08/15/14	[5]	880,000	831,600
Mediacom LLC/Mediacom Capital Corp.
9.50%	01/15/13		750,000	705,000
Qwest Communications International, Inc.
3.50%	11/15/25		4,000,000	3,730,000
7.25%	02/15/11		1,200,000	1,164,000
Qwest Communications International, Inc. B
7.50%	02/15/14		4,000,000	3,480,000
Sprint Nextel Corp.
1.63%	06/28/10	[3]	24,775,000	22,936,051
Verizon Wireless Capital LLC
8.50%	11/15/18	[5]	26,175,000	29,950,718
Videotron Ltd. (Canada)
9.13%	04/15/18	[4,5]	850,000	868,062
Visant Holding Corp.
8.75%	12/01/13		925,000	846,375

				68,439,368

Electric — 3.47%
Appalachian Power Co.
6.60%	05/01/09		9,671,000	9,684,775
Calpine Construction Finance Co., LP
10.25%	08/26/11	[3,5]	19,625,000	18,692,813
Cedar Brakes I LLC
8.50%	02/15/14	[5]	5,944,604	5,697,606
Cedar Brakes II LLC
9.88%	09/01/13	[5]	7,992,516	8,215,890
CenterPoint Energy Houston Electric LLC U
7.00%	03/01/14		63,000	65,769

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Cleco Power LLC
6.65%	06/15/18		$20,000,000	$19,977,000
Consolidated Edison Co. of New York, Inc.
7.13%	12/01/18		11,295,000	12,035,274
Consolidated Edison Co. of New York, Inc. 08-A
5.85%	04/01/18		10,834,000	10,751,152
EDF SA (France)
5.50%	01/26/14	[4,5]	12,030,000	12,783,619
Entergy Gulf States Louisiana LLC
6.00%	05/01/18		17,500,000	15,932,368
Entergy Gulf States, Inc.
5.25%	08/01/15		4,600,000	4,162,213
6.00%	12/01/12		325,000	319,971
Entergy Louisiana LLC
5.83%	11/01/10		260,000	259,750
FPL Group Capital, Inc.
2.20%	06/17/11	[3]	1,000,000	916,468
5.35%	06/15/13		3,455,000	3,693,153
GWF Energy LLC
6.13%	12/30/11	[5]	2,001,465	1,955,651
Ipalco Enterprises, Inc.
7.25%	04/01/16	[5]	300,000	267,000
Kansas City Power & Light Co.
6.38%	03/01/18		7,032,000	6,716,369
KCP&L Greater Missouri Operations Co.
7.95%	02/01/11		7,375,000	7,246,505
11.88%	07/01/12		1,000,000	1,050,709
Mirant Mid Atlantic LLC A
8.63%	06/30/12		14,754,029	14,698,701
Nisource Finance Corp.
10.75%	03/15/16		4,495,000	4,556,011
Power Contract Financing LLC
6.26%	02/01/10	[5]	2,935,265	2,862,121
Public Service Co. of New Hampshire
6.00%	05/01/18		5,000,000	5,013,230
Public Service Co. of New Mexico
7.95%	05/15/18		17,849,000	15,686,647
PVNGS II Funding Corp., Inc.
8.00%	12/30/15		143,000	154,723
Union Electric Co.
6.70%	02/01/19		276,000	263,358

				183,658,846

Energy — 1.17%
AES Corp. (The)
8.75%	05/15/13	[5]	800,000	792,000
Allis-Chalmers Energy, Inc.
9.00%	01/15/14		1,000,000	470,000

52 / Annual Report March 2009

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Atlas Energy Resources, LLC
10.75%	02/01/18	[5]	$1,000,000	$735,000
CenterPoint Energy Resources Corp. B
7.88%	04/01/13		70,000	71,729
Chesapeake Energy Corp.
7.00%	08/15/14		925,000	818,625
Comstock Resources, Inc.
6.88%	03/01/12		850,000	743,750
Corral Petroleum Holdings AB (PIK) (Sweden)
2.59%	04/15/10	[4,5]	532,155	247,452
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%	11/01/15	[5]	2,175,000	1,598,625
Massey Energy Co.
6.88%	12/15/13		1,500,000	1,312,500
Newfield Exploration Co.
7.13%	05/15/18		500,000	445,000
OPTI Canada, Inc. (Canada)
7.88%	12/15/14	[4]	750,000	331,875
Sabine Pass LNG LP
7.25%	11/30/13		17,975,000	12,762,250
Sonat, Inc.
7.63%	07/15/11		1,600,000	1,553,709
Southern Union Co.
7.20%	11/01/66	[3]	29,920,000	15,109,600
Tesoro Corp.
6.50%	06/01/17		1,175,000	893,000
Virginia Electric & Power Co.
5.10%	11/30/12		9,295,000	9,526,938
Williams Cos., Inc.
8.75%	01/15/20	[5]	14,400,000	14,352,682

				61,764,735

Finance — 7.62%
ABX Financing Co. (Cayman Islands)
6.35%	10/15/36	[4,5]	5,000,000	4,212,635
Bear Stearns Cos., Inc. (The)
5.70%	11/15/14		3,525,000	3,354,203
7.25%	02/01/18		14,335,000	14,828,024
Bear Stearns Cos., Inc. (The) (MTN)
1.34%	02/23/10	[3]	85,000	84,011
1.35%	07/16/09	[3]	8,910,000	8,893,112
Capital One Financial Corp. (MTN)
5.70%	09/15/11		100,000	90,164
Citigroup Capital XXI
8.30%	12/21/57	[3]	24,643,000	11,883,027
Citigroup, Inc.
1.51%	11/05/14	[3]	13,940,000	8,104,103
1.80%	08/25/36	[3]	10,000,000	3,503,100
5.30%	10/17/12		50,000	44,105

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
5.50%	04/11/13		$6,343,000	$5,577,628
6.50%	08/19/13		20,910,000	19,232,286
6.88%	03/05/38		24,636,000	21,540,142
Countrywide Capital III B
8.05%	06/15/27		3,000,000	1,262,949
Countrywide Financial Corp. (MTN)
5.80%	06/07/12		16,500,000	14,761,420
Countrywide Home Loans, Inc. K (MTN)
5.63%	07/15/09		7,350,000	7,290,446
Countrywide Home Loans, Inc. L (MTN)
4.00%	03/22/11		20,645,000	18,380,285
Ford Motor Credit Co. LLC
4.01%	01/13/12	[3]	3,809,000	2,404,431
5.54%	04/15/09	[3]	2,925,000	2,892,094
7.25%	10/25/11		76,000	54,137
7.80%	06/01/12		7,750,000	5,255,670
8.00%	12/15/16		2,750,000	1,809,654
General Electric Capital Corp.
5.63%	05/01/18		5,718,000	4,936,007
General Electric Capital Corp. (MTN)
1.61%	01/08/16	[3]	6,000,000	3,995,916
6.88%	01/10/39		12,015,000	9,826,432
General Electric Capital Corp. A (MTN)
1.58%	09/15/14	[3]	20,847,000	15,064,376
GMAC LLC
3.46%	12/01/14	[3]	9,009,000	4,515,761
Goldman Sachs Group, Inc. (The)
1.42%	02/06/12	[3]	1,190,000	1,029,299
1.68%	03/22/16	[3]	130,000	88,602
1.85%	01/12/15	[3]	3,800,000	2,808,641
4.50%	06/15/10		1,355,000	1,352,486
4.75%	07/15/13		19,150,000	17,730,169
5.00%	10/01/14		22,000	19,987
6.15%	04/01/18		26,290,000	24,053,904
7.50%	02/15/19		35,518,000	35,265,804
Goldman Sachs Group, Inc. B (The) (MTN)
1.52%	07/22/15	[3]	8,690,000	5,909,200
Lehman Brothers Holdings, Inc. (MTN)
0.00%	06/20/16	[6]	12,736,000	1,480,560
8.92%	02/16/17	[6]	7,103,000	825,724
11.00%	11/07/16	[6]	12,918,000	1,501,718
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10	[6]	6,812,000	791,895
MBNA Capital A
8.28%	12/01/26		7,680,000	3,298,022
Merrill Lynch & Co., Inc. (MTN)
3.05%	05/20/09	[3]	7,000,000	6,961,402
8.68%	05/02/17	[3]	2,850,000	2,467,102
8.95%	05/18/17	[3]	3,475,000	3,151,477

Annual Report March 2009 / 53

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
9.57%	06/06/17	[3]	$11,337,000	$10,394,895
Morgan Stanley
1.37%	01/15/10	[3]	2,695,000	2,578,201
1.39%	01/18/11	[3]	9,980,000	9,011,152
1.57%	10/15/15	[3]	1,505,000	1,070,880
5.05%	01/21/11		9,975,000	9,811,540
6.75%	04/15/11		13,005,000	13,021,113
Morgan Stanley (MTN)
1.59%	10/18/16	[3]	14,975,000	10,183,000
Morgan Stanley G (MTN)
1.70%	01/09/14	[3]	1,125,000	835,191
Onbank Capital Trust I
9.25%	02/01/27		10,200,000	7,541,146
Pemex Finance Ltd. (Cayman Islands)
8.88%	11/15/10	[4]	175,000	179,812
Power Receivables Finance LLC
6.29%	01/01/12	[5]	133,170	130,411
6.29%	01/01/12		91,841	89,938
Toyota Motor Credit Corp. (MTN)
0.00%	10/24/13	[3]	10,033,000	10,058,082
Wachovia Bank NA
6.00%	11/15/17		21,041,000	18,294,958
Wachovia Capital Trust III
5.80%	03/15/42	[3]	4,550,000	1,638,551
Wachovia Corp. (MTN)
5.50%	05/01/13		35,000	32,301
Woodbourne Capital Trust I
1.60%	04/08/49	[2,3,5]	1,525,000	686,250
Woodbourne Capital Trust II
1.65%	04/08/49	[2,3,5]	1,525,000	686,250
Woodbourne Capital Trust III
1.63%	04/08/49	[2,3,5]	1,525,000	686,250
Woodbourne Capital Trust IV
1.63%	04/08/49	[2,3,5]	1,525,000	686,250
ZFS Finance USA Trust I
6.15%	12/15/65	[3,5]	7,656,000	3,309,964

				403,458,245

Health Care — 0.09%
Community Health Systems, Inc.
8.88%	07/15/15		3,775,000	3,557,938
Tenet Healthcare Corp.
7.38%	02/01/13		1,250,000	1,000,000

				4,557,938

Industrials — 0.29%
General Electric Co.
5.25%	12/06/17		16,828,000	15,589,139

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance — 0.89%
Allied World Assurance Co. Holdings Ltd. (Bermuda)
7.50%	08/01/16	[4]	$200,000	$127,408
Fairfax Financial Holdings Ltd. (Canada)
7.75%	04/26/12	[4]	6,747,000	6,418,084
Farmers Exchange Capital
7.05%	07/15/28	[5]	2,926,000	1,779,026
7.20%	07/15/48	[5]	1,742,000	873,308
Farmers Insurance Exchange
8.63%	05/01/24	[5]	11,127,000	7,042,390
MetLife Capital Trust X
9.25%	04/08/38	[3,5]	11,500,000	6,449,855
MetLife, Inc.
6.50%	12/15/32		265,000	196,869
Metlife, Inc.
7.72%	02/15/19		16,275,000	14,617,261
Nationwide Mutual Insurance Co.
6.60%	04/15/34	[5]	16,268,000	9,842,140
Stingray Pass-Through Trust
5.90%	01/12/15	[2,5]	50,000	6,000

				47,352,341

Materials — 0.38%
Barrick Gold Corp. (Canada)
6.95%	04/01/19	[4]	4,780,000	4,785,460
Barrick Gold Finance Co. LLC (MTN) (Canada)
6.13%	09/15/13	[4]	14,850,000	15,289,708
Freeport-McMoRan Copper & Gold, Inc.
5.00%	04/01/15	[3]	350,000	288,313

				20,363,481

Real Estate Investment Trust (REIT) — 2.06%
BRE Properties, Inc.
7.45%	01/15/11		9,410,000	9,434,946
CPG Partners LP
8.25%	02/01/11		405,000	389,473
Developers Diversified Realty Corp.
4.63%	08/01/10		620,000	465,648
Duke Realty LP
6.25%	05/15/13		75,000	54,456
Equity One, Inc.
3.88%	04/15/09		270,000	269,393
First Industrial LP
5.25%	06/15/09		6,000,000	5,723,806
First Industrial LP (MTN)
7.50%	12/01/17		140,000	72,110
HCP, Inc.
5.65%	12/15/13		2,995,000	2,323,919

54 / Annual Report March 2009

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
6.45%	06/25/12		$11,800,000	$9,942,760
7.07%	06/08/15		75,000	55,755
HCP, Inc. (MTN)
4.88%	09/15/10		8,055,000	7,234,163
5.95%	09/15/11		165,000	141,465
Highwoods Properties, Inc.
7.50%	04/15/18		6,795,000	4,484,258
Prime Property Fund, Inc.
5.60%	06/15/11	[5]	125,000	90,480
Shurgard Storage Centers LLC
5.88%	03/15/13		354,000	322,814
7.75%	02/22/11		7,200,000	7,094,427
Simon Property Group LP
4.88%	08/15/10		24,080,000	22,657,137
5.30%	05/30/13		5,123,000	4,186,767
6.13%	05/30/18		1,290,000	1,015,701
7.00%	07/15/09		1,750,000	1,735,358
UDR, Inc.
6.05%	06/01/13		3,100,000	2,510,126
UDR, Inc. (MTN)
5.00%	01/15/12		2,845,000	2,418,762
UDR, Inc. E (MTN)
3.90%	03/15/10		35,000	32,918
Washington Real Estate Investment Trust
5.95%	06/15/11		250,000	219,905
WEA Finance LLC
7.13%	04/15/18	[5]	33,350,000	26,095,741

				108,972,288

Secured Assets — 0.12%
Ingress I Ltd. B-A (Cayman Islands)
7.38%	03/30/40	4,5,†	9,745,000	6,237,022

Services — 0.03%
Mobile Mini, Inc.
6.88%	05/01/15		750,000	521,250
United Rentals North America, Inc.
6.50%	02/15/12		1,000,000	805,000
7.00%	02/15/14		375,000	191,250

				1,517,500

Transportation — 1.51%
American Airlines Pass Through Trust 1999-1
7.02%	10/15/09		10,000	9,625
American Airlines Pass Through Trust 2001-02
6.98%	04/01/11		48,826	42,967
American Airlines Pass Through Trust 2003-1 (AMBAC)
3.86%	07/09/10		4,424,914	3,818,977

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Continental Airlines, Inc. 1997-1 A
7.46%	04/01/15		$2,260,218	$1,638,658
Continental Airlines, Inc. 1997-4 A
6.90%	01/02/18		117,516	94,013
Continental Airlines, Inc. 1999 A-2
7.06%	09/15/09		2,000,000	1,920,000
Continental Airlines, Inc. 1999-2 A-1
7.26%	03/15/20		6,854,911	5,621,027
Continental Airlines, Inc. 2000-1 A2
7.92%	05/01/10		2,000,000	1,880,000
Continental Airlines, Inc. 2007-1 A
5.98%	04/19/22		4,760,000	3,546,200
Continental Airlines, Inc. 2007-1 B
6.90%	04/19/22		2,500,000	1,362,500
Delta Air Lines, Inc. 2000-1 A1
7.38%	05/18/10		3,097,923	2,943,027
Delta Air Lines, Inc. 2001-1 A2
7.11%	09/18/11		30,163,000	25,487,735
Delta Air Lines, Inc. 2007-1 A
6.82%	08/10/22		3,784,528	2,601,863
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		23,330,000	20,997,000
Northwest Airlines, Inc. 2001-1 A1
7.04%	10/01/23		35,228	23,779
UAL Pass Through Trust 2000-2 A
7.03%	10/01/10		1,967,849	1,908,814
UAL Pass Through Trust 2000-2 A2
7.19%	04/01/11		6,090,235	5,907,528
UAL Pass Through Trust 2001-1 A1
6.07%	03/01/13		366,121	362,460
UAL Pass Through Trust 2001-1 A3
6.60%	09/01/13		216	214

				80,166,387

Total Corporates
(Cost $1,440,753,960)				1,245,744,075

BANK LOANS — 1.19%*
Automotive — 0.04%
General Motors Corp. Strip II
4.50%	07/20/11	[7]	7,350,000	2,278,500
Metaldyne Corp.
8.75%	01/11/14		250,000	30,417

				2,308,917

Communications — 0.14%
Cebridge 2nd Lien (PIK)
6.50%	05/05/14	[7]	8,536,510	5,847,509

Annual Report March 2009 / 55

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
Charter Communications, Inc. Term Loan 3rd Lien
0.00%	02/27/14	[6,7]	$1,000,000	$637,500
Dex Media West LLC Term Loan B
7.00%	10/24/14	[7]	2,000,000	940,000
Univision Communications, Inc. 1st Lien Strip
2.77%	03/15/14	[7]	375,000	197,813

				7,622,822

Consumer Discretionary — 0.01%
Tribune 1st Lien Term Loan B
0.00%	06/04/14	[6,7]	1,500,000	396,696

Electric — 0.30%
Calpine CCFC I Term Loan
7.22%	08/26/09	[7]	13,372,508	13,305,646
TPF Generation Holdings LLC 2nd Lien
4.77%	12/15/14	[7]	1,000,000	712,500
TXU Energy Term Loan B3
4.03%	10/10/14		2,463,734	1,630,465

				15,648,611

Energy — 0.02%
NRG Energy, Inc. Term Loan
2.72%	02/01/13	[7]	919,502	830,042

Finance — 0.07%
Kelson 1st Lien
4.47%	03/16/13	[7]	4,862,989	3,806,641

Health Care — 0.41%
Carestream Health, Inc. Term Loan
6.05%	10/30/13	[7]	1,000,000	350,357
HCA Term Loan A
2.72%	11/18/12	[7]	24,780,381	21,487,687

				21,838,044

Insurance — 0.01%
Asurion Corp. Term Loan
3.81%	07/03/14	[7]	750,000	641,875

Materials — 0.01%
Lyondell Chemical Co. New Money (DIP)
13.00%	12/15/09		442,443	439,125
Lyondell Chemical Co. Roll Up (DIP)
5.94%	12/15/09		442,443	237,444

				676,569

Services — 0.03%
Cengage Learning Term Loan B
3.02%	07/09/14	[7]	1,970,000	1,339,600

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Transportation — 0.15%
Delta Air Lines, Inc. Term Loan 1st Lien
2.38%	05/01/12	[7]	$490,000	$369,600
Northwest Air (DIP)
2.57%	05/21/12	[7]	8,309,495	7,436,998

				7,806,598

Total Bank Loans (Cost $75,786,984)				62,916,415

MORTGAGE-BACKED — 71.63%**
Commercial Mortgage-Backed — 11.80%
Banc of America Commercial Mortgage, Inc. 2005-3 A3A
4.62%	07/10/43		350,000	292,621
Bank of America Commercial Mortgage, Inc. 2005-6 A4
5.18%	09/10/47	[3]	25,000,000	19,294,187
Bayview Commercial Asset Trust 2006-3A A1
0.77%	10/25/36	3,5,†	7,948,469	4,967,970
Bear Stearns Commercial Mortgage Securities, Inc. 2001-TOP2 A2
6.48%	02/15/35		58,110,000	58,407,000
Bear Stearns Commercial Mortgage Securities, Inc. 2001-TOP4 A3
5.61%	11/15/33		25,000,000	24,392,105
Bear Stearns Commercial Mortgage Securities, Inc. 2003-PWR2 A4
5.19%	05/11/39	[3]	38,651,000	34,463,531
Bear Stearns Commercial Mortgage Securities, Inc. 2005-T20 A4A
5.30%	10/12/42	[3]	23,070,000	18,542,118
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW13 A4
5.54%	09/11/41		3,165,000	2,636,279
Citigroup Commercial Mortgage Trust 2006-C4 A3
5.73%	03/15/49	[3]	14,850,000	11,183,207
Citigroup Commercial Mortgage Trust 2007-C6 A4
5.89%	12/10/49	[3]	12,555,000	8,664,591
Citigroup Commercial Mortgage Trust 2007-C6 AM
5.70%	12/10/49	[3]	2,040,000	842,175
Citigroup/Deutsche Bank Commercial Mortgage Trust 2007-CD5 A4
5.89%	11/15/44	[3]	1,690,000	1,214,985
Commercial Mortgage Loan Trust 2008-LS1 A4B
6.02%	12/10/49	[3]	65,000	44,478
Commercial Mortgage Pass-Through Certificates 2006-C7 AM
5.79%	06/10/46	[3]	11,728,000	5,355,273

56 / Annual Report March 2009

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Certificates 2006-C1 A3
5.71%	02/15/39	[3]	$14,432,000	$11,885,244
Credit Suisse Mortgage Capital Certificates 2006-C5 A3
5.31%	12/15/39		49,525,000	31,734,803
CS First Boston Mortgage Securities Corp. 2002-CKS4 A2
5.18%	11/15/36		20,760,000	19,688,614
First Union National Bank-Bank of America Commercial Mortgage Trust 2001-C1 A2
6.14%	03/15/33		11,265,967	11,210,567
GE Capital Commercial Mortgage Corp. 2005-C1 A5
4.77%	06/10/48	[3]	2,390,000	1,934,747
GMAC Commercial Mortgage Securities, Inc. 2002-C2 A3
5.71%	10/15/38		28,350,000	27,442,709
Greenwich Capital Commercial Funding Corp. 2002-C1 A4
4.95%	01/11/35		34,500,000	32,348,801
Greenwich Capital Commercial Funding Corp. 2006-GG7 A4
5.92%	07/10/38	[3]	25,420,000	18,529,708
Greenwich Capital Commercial Funding Corp. 2007-GG9 A4
5.44%	03/10/39		19,785,000	14,312,904
GS Mortgage Securities Corp. II 2006-GG8 A4
5.56%	11/10/39		19,190,000	13,415,460
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-CB16 AM
5.59%	05/12/45		3,505,000	1,661,840
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-LDP7 A4
5.88%	04/15/45	[3]	31,295,000	23,709,978
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB19 A4
5.75%	02/12/49	[3]	17,698,000	10,994,506
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A4
5.88%	02/15/51	[3]	47,230,000	30,884,727
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 AM
6.26%	02/15/51	[3]	5,593,000	1,993,349
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A3
5.42%	01/15/49		18,785,000	12,753,629
LB-UBS Commercial Mortgage Trust 2000-C4 A2
7.37%	08/15/26		32,351,042	32,746,854

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
LB-UBS Commercial Mortgage Trust 2003-C8 A4
5.12%	11/15/32	[3]	$320,000	$284,972
Merrill Lynch Countrywide Commercial Mortgage Trust 2007-7 A4
5.75%	06/12/50	[3]	29,465,000	18,694,199
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 ASB
5.13%	12/12/49	[3]	25,000,000	20,679,272
Morgan Stanley Capital I 2005-HQ6 A4A
4.99%	08/13/42		19,811,000	15,993,719
Morgan Stanley Capital I 2006-HQ8 A4
5.39%	03/12/44	[3]	17,275,000	13,301,614
Morgan Stanley Capital I 2006-T21 A4
5.16%	10/12/52	[3]	16,160,000	11,058,526
Morgan Stanley Capital I 2007-IQ16 A4
5.81%	12/12/49		27,112,500	18,949,168
Morgan Stanley Dean Witter Capital I 2000-LIFE A2
7.57%	11/15/36	[3]	4,800,964	4,840,433
Prudential Commercial Mortgage Trust 2003-PWR1 A1
3.67%	02/11/36		7,907,858	7,737,099
Salomon Brothers Mortgage Securities VII, Inc. 2002-KEY2 A3
4.87%	03/18/36		65,000	61,185
Wachovia Bank Commercial Mortgage Trust 2003-C8 A4
4.96%	11/15/35	[3]	30,000,000	25,787,175

				624,936,322

Non-Agency Mortgage-Backed — 9.26%
Adjustable Rate Mortgage Trust 2005-12 2A1
5.66%	03/25/36	[3]	11,457,413	4,864,473
Adjustable Rate Mortgage Trust 2005-8 4A11
5.43%	11/25/35	[3]	20,543,266	11,600,686
American Home Mortgage Assets 2007-4 A2
0.71%	08/25/37	[3]	36,102,000	18,024,747
American Home Mortgage Investment Trust 2006-1 2A3
5.10%	12/25/35	[3]	431,216	230,713
Banc of America Funding Corp. 2003-2 1A1
6.50%	06/25/32		190,265	185,416
Banc of America Funding Corp. 2007-8 2A1
7.00%	10/25/37		30,486,496	17,051,698
Banc of America Mortgage Securities, Inc. 2006-B 4A1
6.21%	11/20/46	[3]	25,972,126	15,982,277
Banco de Credito Y Securitizacion SA 2001-1 AF (Argentina)
8.00%	05/31/10	2,4,5,†	1,131,595	170,252

Annual Report March 2009 / 57

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Adjustable Rate Mortgage Trust 2005-4 2A3
4.45%	08/25/35	[3]	$23,003,000	$21,079,024
BHN I Mortgage Fund 1997-2 A1 (Argentina)
1.97%	05/31/17	2,4,5,6,†	13,760	2,064
BHN I Mortgage Fund 1997-2 A2 (Argentina)
7.54%	05/31/17	2,4,5,6,†	2,500	376
BHN I Mortgage Fund 2000-1 AF (Argentina)
8.00%	03/31/11	[2,4,5]	202,340	29,845
BlackRock Capital Finance LP 1997-R2 AP
10.43%	12/25/35	[3,5]	4,073	4,075
Chase Mortgage Finance Corp. 2005-A1 1A1
5.41%	12/25/35	[3]	14,142,663	8,511,450
Chase Mortgage Finance Corp. 2005-A1 2A3
5.24%	12/25/35	[3]	960,000	492,203
Chase Mortgage Finance Corp. 2007-A2 2A3
5.18%	07/25/37	3,†	24,454,346	20,196,985
Chevy Chase Mortgage Funding Corp. 2004-1A A1
0.80%	01/25/35	[3,5]	2,079,780	1,835,655
Citigroup Mortgage Loan Trust, Inc. 2004-RR2 A2
4.75%	05/25/34	[3,5]	19,094,440	15,932,273
Countrywide Alternative Loan Trust 2004-J6 2A1
6.50%	11/25/31		75,653	66,148
Countrywide Alternative Loan Trust 2005-27 2A1
2.98%	08/25/35	[3]	10,436,293	3,950,148
Countrywide Alternative Loan Trust 2005-36 2A1A
0.83%	08/25/35	[3]	346,124	141,173
Countrywide Alternative Loan Trust 2005-43 4A1
5.66%	10/25/35	[3]	190,433	102,914
Countrywide Alternative Loan Trust 2005-59 1A1
0.85%	11/20/35	[3]	258,759	104,228
Countrywide Alternative Loan Trust 2006-46 A4
6.00%	02/25/47		15,715,345	12,345,637
Countrywide Alternative Loan Trust 2006-OA14 3A1
2.48%	11/25/46	[3]	422,281	136,101
Countrywide Alternative Loan Trust 2006-OA17 1A1A
0.74%	12/20/46	[3]	44,804,890	16,409,885
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
3.62%	05/20/46	[2]	56,594,317	565,943

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust 2007-22 2A16
6.50%	09/25/37	†	$61,334,527	$29,441,819
Countrywide Home Loan Mortgage Pass Through Trust 2007-HY3 2A1
5.63%	06/25/47	[3]	48,165,094	24,152,314
Countrywide Home Loan Mortgage Pass-Through Trust 2001-HYB1 1A1
4.93%	06/19/31	[3]	56,927	44,343
Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1
5.08%	08/25/34	[3]	11,665,505	8,203,752
Countrywide Home Loan Mortgage Pass-Through Trust 2005-HYB5 4A1
5.09%	09/20/35	[3]	12,525,537	6,357,848
Credit Suisse Mortgage Capital Certificates 2006-6 2A1
1.12%	07/25/36	[3]	274,855	115,038
DLJ Mortgage Acceptance Corp. 1996-QA S (IO)
3.17%	01/25/26	2,5,†	109,860	69
Equity One ABS, Inc. 1998-1 A2 (STEP)
7.48%	11/25/29		40,226	33,436
First Horizon Alternative Mortgage Securities 2004-AA3 A1
5.31%	09/25/34	[3]	139,557	76,902
First Horizon Asset Securities, Inc. 2004-AR5 2A1
5.10%	10/25/34	[3]	32,220	22,695
Harborview Mortgage Loan Trust 2005-1 X (IO)
3.33%	03/19/35	[2,8]	21,240,216	288,734
Harborview Mortgage Loan Trust 2005-10 X (IO)
3.50%	11/19/35	[2]	893,840	5,586
Harborview Mortgage Loan Trust 2007-7 2A1A
1.52%	11/25/47	[3]	2,659,102	914,071
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
3.80%	12/25/34	[2,8]	8,384,064	62,880
IndyMac Index Mortgage Loan Trust 2004-AR5 2A1B
0.92%	08/25/34	[3]	34,165	14,600
IndyMac Index Mortgage Loan Trust 2004-AR6 6A1
5.48%	10/25/34	[3]	405,882	311,561
IndyMac Index Mortgage Loan Trust 2004-AR7 A2
0.95%	09/25/34	[3]	37,809	18,853
IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A
0.92%	11/25/34	[3]	57,034	21,330

58 / Annual Report March 2009

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust 2005-AR18 2A1A
0.83%	10/25/36	[3]	$304,442	$113,144
IndyMac Index Mortgage Loan Trust 2006-AR19 1A2
6.19%	08/25/36	[3]	41,687,557	17,305,918
IndyMac Index Mortgage Loan Trusts 2004-AR14 AX2 (IO)
0.00%	01/25/35	[2,8]	36,147	299
JPMorgan Alternative Loan Trust 2007-A2 12A2
0.62%	06/25/37	[3]	26,113,070	17,236,115
JPMorgan Mortgage Trust 2003-A2 2A3
4.67%	11/25/33	[3]	705,000	510,537
JPMorgan Mortgage Trust 2004-A5 4A4
4.82%	12/25/34	[3]	1,231,600	958,135
JPMorgan Mortgage Trust 2005-A5 3A2
5.37%	08/25/35	[3]	300,000	196,269
JPMorgan Mortgage Trust 2005-A5 TA1
5.43%	08/25/35	[3]	3,369,642	2,788,000
JPMorgan Mortgage Trust 2005-A6 4A1
5.40%	09/25/35	[3]	26,304,654	17,981,790
JPMorgan Mortgage Trust 2006-A2 2A2
5.75%	04/25/36	[3]	725,000	367,928
JPMorgan Mortgage Trust 2006-A3 3A4
5.73%	05/25/36	[3]	23,500,000	10,754,072
JPMorgan Mortgage Trust 2007-S3 1A35
6.00%	08/25/37		44,690,464	29,546,332
Lehman XS Trust 2007-15N 2A1
0.77%	08/25/37	[3]	71,330,163	25,739,789
MASTR Adjustable Rate Mortgages Trust 2003-6 4A2
5.17%	01/25/34	[3]	384,080	323,483
MASTR Adjustable Rate Mortgages Trust 2004-13 3A7
3.79%	11/21/34	[3]	290,000	156,856
MASTR Adjustable Rate Mortgages Trust 2004-13 3A7A
3.79%	11/21/34	[3]	440,000	311,719
MASTR Adjustable Rate Mortgages Trust 2004-5 3A1
5.30%	06/25/34	[3]	3,148	2,220
MASTR Seasoned Securities Trust 2002-8 1A1
5.50%	12/25/17		113,000	112,296
MASTR Seasoned Securities Trust 2004-1 4A1
5.01%	10/25/32	[3]	112,678	91,821
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		6,353,570	6,061,923

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Alternative Note Asset 2007-AF1 AV1
5.61%	06/25/37	[3]	$8,456,030	$3,624,441
Morgan Stanley Mortgage Loan Trust 2006-7 5A2
5.96%	06/25/36	[3]	300,000	126,000
Ocwen Residential MBS Corp. 1998-R2 AP
10.42%	11/25/34	3,5,†	30,960	20,194
Residential Accredit Loans, Inc. 2003-QS3 A4
5.50%	02/25/18		69,894	64,909
Residential Asset Mortgage Products, Inc. 2004-SL1 A7
7.00%	11/25/31		321,219	338,281
Residential Asset Mortgage Products, Inc. 2004-SL1 A8
6.50%	11/25/31		191,963	201,197
Residential Asset Mortgage Products, Inc. 2004-SL3 A2
6.50%	12/25/31		263,163	253,437
Residential Asset Securitization Trust 2007-A7 A4
6.00%	07/25/37		23,959,777	18,789,322
Ryland Mortgage Securities Corp. 1994-5 M3
5.05%	10/25/23	3,†	342,027	135,310
Structured Asset Mortgage Investments, Inc. 2005-AR7 1A1
6.96%	12/27/35	[3]	4,244,723	1,612,994
Structured Asset Mortgage Investments, Inc. 2007-AR6 A1
3.13%	08/25/47	[3]	236,511	87,985
Structured Asset Securities Corp. 1997-2 2A4
7.25%	03/28/30		5,611	5,904
Structured Asset Securities Corp. 2001-15A 4A1
6.00%	10/25/31	[3]	12,790	11,446
Structured Mortgage Asset Residential Trust 1991-7 I (IO)
8.50%	12/25/22	[2,3]	–	–
Washington Mutual Alternative Mortgage Pass-Through Certificates 2005-3 2A3
1.07%	05/25/35	[3]	18,374,517	10,136,069
Washington Mutual Alternative Mortgage Pass-Through Certificates 2005-4 CB13
1.02%	06/25/35	[3]	30,137,151	18,165,795
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
2.40%	04/25/47	[3]	29,729,283	11,769,089
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
4.54%	01/25/33	[3]	32,631	26,960

Annual Report March 2009 / 59

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Washington Mutual Mortgage Pass-Through Certificates 2003-AR6 A1
3.93%	06/25/33	[3]	$125,403	$102,724
Washington Mutual Mortgage Pass-Through Certificates 2004-AR3 A2
4.18%	06/25/34	[3]	157,122	121,796
Washington Mutual Mortgage Pass-Through Certificates 2005-AR12 1A6
4.83%	10/25/35	[3]	310,000	150,185
Washington Mutual Mortgage Pass-Through Certificates 2005-AR16 1A4A
5.10%	12/25/35	[3]	320,000	148,747
Washington Mutual Mortgage Pass-Through Certificates 2006-AR7 3A1B
3.96%	07/25/46	[3]	3,936,889	1,141,698
Washington Mutual Mortgage Pass-Through Certificates 2007-0A4 1A
2.40%	05/25/47	[3]	402,213	150,042
Washington Mutual Mortgage Pass-Through Certificates 2007-0A6 1A
2.44%	07/25/47	[3]	257,270	95,333
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 A1A
2.33%	02/25/47	[3]	254,937	78,487
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 XPPP (IO)
1.22%	02/25/47	[2,8]	166,753,647	1,875,915
Washington Mutual Mortgage Pass-Through Certificates 2007-OA2 1A
2.33%	03/25/47	[3]	68,595,524	21,919,460
Washington Mutual Mortgage Pass-Through Certificates 2007-OA3 2A
2.40%	04/25/47	[3]	291,029	115,455
Wells Fargo Mortgage Backed Securities Trust 2004-G A3
4.76%	06/25/34	[3]	920,000	583,653
Wells Fargo Mortgage Backed Securities Trust 2004-L A8
4.78%	07/25/34	[3]	835,000	504,011
Wells Fargo Mortgage Backed Securities Trust 2005-12 1A1
5.50%	11/25/35		108,604	95,660
Wells Fargo Mortgage Backed Securities Trust 2005-17 1A1
5.50%	01/25/36		23,541,122	18,601,267
Wells Fargo Mortgage Backed Securities Trust 2006-2 3A1
5.75%	03/25/36		12,069,797	8,578,233
Wells Fargo Mortgage Backed Securities Trust 2006-4 2A2
5.50%	04/25/36		534,557	395,941

				490,688,806

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed — 50.57%
Collateralized Mortgage Obligation Trust 57 D
9.90%	02/01/19		$6,084	$6,477
Fannie Mae 1989-27 Y
6.90%	06/25/19		1,446	1,526
Fannie Mae 1992-123 Z
7.50%	07/25/22		5,360	5,902
Fannie Mae 1992-83 Z
7.00%	06/25/22		17,082	17,403
Fannie Mae 1993-132 D (PO)
0.00%	10/25/22	[8]	284,833	259,989
Fannie Mae 1993-199 SD (IO)
0.88%	10/25/23		1,048,950	16,868
Fannie Mae 1993-29 PK
7.00%	03/25/23		197,923	210,519
Fannie Mae 1994-55 H
7.00%	03/25/24		130,000	140,049
Fannie Mae 1997-34 SA
13.60%	10/25/23	[3]	30,736	35,925
Fannie Mae 2001-52 YZ
6.50%	10/25/31		362,619	385,632
Fannie Mae 2003-106 WG
4.50%	11/25/23		32,004,000	32,408,822
Fannie Mae 2003-52 SV
16.75%	05/25/31	[3]	3,526,274	3,720,381
Fannie Mae 2003-53 IA (IO)
5.50%	10/25/28		3,379,528	102,079
Fannie Mae 2003-85 IP (IO)
5.50%	12/25/28		395,073	12,632
Fannie Mae 2003-91 IQ (IO)
5.50%	06/25/26		1,786,592	11,307
Fannie Mae 2006-18 PD
5.50%	08/25/34		640,000	669,728
Fannie Mae 2006-80 PG
6.00%	06/25/35		23,300,000	24,519,494
Fannie Mae 2007-34 SB (IO)
5.59%	04/25/37		34,542,529	2,265,931
Fannie Mae 2007-54 FA
0.92%	06/25/37	[3]	28,260,838	27,423,490
Fannie Mae 2007-64 FA
0.99%	07/25/37	[3]	218,563	202,260
Fannie Mae 2008-22 CI
1.31%	10/25/11	†	261,975,951	3,607,491
Fannie Mae 2008-24 NA
6.75%	06/25/37		41,171,276	43,890,906
Fannie Mae FNCL (TBA)
5.00%	04/25/39		252,070,000	260,025,959
5.50%	04/25/39		159,974,000	166,023,017
Fannie Mae G92-36 Z
7.00%	07/25/22		1,042	1,126

60 / Annual Report March 2009

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae G93-21 Z
7.20%	05/25/23		$19,097	$20,894
Fannie Mae Pool 190375
5.50%	11/01/36		53,862,716	55,979,353
Fannie Mae Pool 233672
5.50%	09/01/23	[3]	23,102	23,422
Fannie Mae Pool 254232
6.50%	03/01/22		167,127	177,545
Fannie Mae Pool 254868
5.00%	09/01/33		57,155,868	59,178,649
Fannie Mae Pool 308798
3.71%	04/01/25	[3]	7,762	7,743
Fannie Mae Pool 312155
4.30%	03/01/25	[3]	27,210	27,370
Fannie Mae Pool 313182
7.50%	10/01/26		14,802	16,055
Fannie Mae Pool 545191
7.00%	09/01/31		31,343	33,447
Fannie Mae Pool 555207
7.00%	11/01/17		55,168	57,754
Fannie Mae Pool 555284
7.50%	10/01/17		13,251	13,747
Fannie Mae Pool 613142
7.00%	11/01/31		96,106	103,594
Fannie Mae Pool 625666
7.00%	01/01/32		57,889	62,399
Fannie Mae Pool 633698
7.50%	02/01/31		64,693	70,764
Fannie Mae Pool 637093
8.50%	03/01/32		16,824	18,475
Fannie Mae Pool 642322
4.93%	05/01/32	[3]	2,290	2,327
Fannie Mae Pool 646884
5.49%	05/01/32	[3]	22,706	22,884
Fannie Mae Pool 655928
7.00%	08/01/32		563,355	610,063
Fannie Mae Pool 725027
5.00%	11/01/33		66,540,268	68,905,568
Fannie Mae Pool 725232
5.00%	03/01/34		156,588	162,130
Fannie Mae Pool 725257
5.50%	02/01/34		13,347,127	13,913,337
Fannie Mae Pool 725425
5.50%	04/01/34		52,734,783	54,980,130
Fannie Mae Pool 730957
5.00%	08/01/33		21,389,024	22,149,338
Fannie Mae Pool 734922
4.50%	09/01/33		18,672,929	19,146,500

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 735207
7.00%	04/01/34		$124,429	$132,600
Fannie Mae Pool 735224
5.50%	02/01/35		71,712,857	74,755,051
Fannie Mae Pool 735646
4.50%	07/01/20		21,668,430	22,448,945
Fannie Mae Pool 735651
4.50%	06/01/35		71,374,067	73,061,534
Fannie Mae Pool 735686
6.50%	12/01/22		347,094	363,730
Fannie Mae Pool 735883
6.00%	03/01/33		12,606,514	13,429,081
Fannie Mae Pool 740297
5.50%	10/01/33		45,745	47,686
Fannie Mae Pool 741862
5.50%	09/01/33		44,584	46,475
Fannie Mae Pool 765387
6.00%	08/01/34		460,044	489,404
Fannie Mae Pool 770284
5.00%	04/01/34		9,124,368	9,444,434
Fannie Mae Pool 770332
5.00%	04/01/34		36,385,183	37,661,506
Fannie Mae Pool 789606
6.00%	08/01/34		129,840	136,176
Fannie Mae Pool 817611
5.33%	11/01/35	[3]	8,489,382	8,626,540
Fannie Mae Pool 836952
5.49%	10/01/35	[3]	216,542	223,964
Fannie Mae Pool 841031
5.26%	11/01/35	[3]	274,166	283,362
Fannie Mae Pool 844773
5.14%	12/01/35	[3]	125,537	129,363
Fannie Mae Pool 888219
5.50%	03/01/37		28,118,203	29,227,554
Fannie Mae Pool 888412
7.00%	04/01/37		20,768,749	21,960,023
Fannie Mae Pool 888430
5.00%	11/01/33		51,393,980	53,220,876
Fannie Mae Pool 888873
6.50%	08/01/37		12,457,745	13,160,928
Fannie Mae Pool 889125
5.00%	12/01/21		61,595,400	64,299,826
Fannie Mae Pool 889184
5.50%	09/01/36		63,281,251	65,975,647
Fannie Mae Pool 895606
5.74%	06/01/36	[3]	375,955	390,885
Fannie Mae Pool 896464
5.80%	07/01/36	[3]	14,598,518	15,191,117

Annual Report March 2009 / 61

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 908408
5.56%	04/01/37	[3]	$32,328,735	$33,645,663
Fannie Mae Pool 918445
5.86%	05/01/37	[3]	518,022	539,301
Fannie Mae Pool 928920
6.50%	12/01/37		38,941,365	41,074,484
Fannie Mae Pool 933033
6.50%	10/01/37		41,635,520	43,770,968
Fannie Mae Pool 974148
5.50%	02/01/38		129,062	134,154
Freddie Mac 1004 H
7.95%	10/15/20		1,132	1,131
Freddie Mac 1073 G
7.00%	05/15/21		4,434	4,696
Freddie Mac 165 K
6.50%	09/15/21		751	751
Freddie Mac 1980 Z
7.00%	07/15/27		545,414	586,638
Freddie Mac 1983 Z
6.50%	12/15/23		178,653	182,805
Freddie Mac 2043 CJ
6.50%	04/15/28		94,387	99,178
Freddie Mac 2098 TZ
6.00%	01/15/28		832,508	865,047
Freddie Mac 2209 TC
8.00%	01/15/30		334,821	354,367
Freddie Mac 2389 CD
6.00%	03/15/16		101,865	103,082
Freddie Mac 2481 AW
6.50%	08/15/32		161,347	172,244
Freddie Mac 2627 NI (IO)
5.00%	04/15/29		4,668,442	162,218
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		138,089	11,471
Freddie Mac 2929 PE
5.00%	05/15/33		825,000	860,749
Freddie Mac FGLMC (TBA)
5.50%	04/15/39		42,340,000	43,921,136
Freddie Mac Gold A14189
4.00%	10/01/33		169,940	171,626
Freddie Mac Gold A24156
6.50%	10/01/31		2,677,690	2,846,353
Freddie Mac Gold A25162
5.50%	05/01/34		24,344,793	25,369,938
Freddie Mac Gold A39012
5.50%	06/01/35		23,262	24,194
Freddie Mac Gold A54856
5.00%	01/01/34		31,276,055	32,364,609

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold A61164
5.00%	04/01/36		$167,124	$173,086
Freddie Mac Gold A64183
6.00%	08/01/37		162,617	170,223
Freddie Mac Gold A65805
6.00%	09/01/37		4,781,925	5,041,382
Freddie Mac Gold A73260
6.00%	02/01/38		48,317	50,574
Freddie Mac Gold A83009
6.00%	11/01/38		41,076,779	43,087,294
Freddie Mac Gold C01492
5.00%	02/01/33		12,600,448	13,039,003
Freddie Mac Gold C03094
6.00%	11/01/37		334,429	350,069
Freddie Mac Gold C46104
6.50%	09/01/29		121,311	129,179
Freddie Mac Gold C55789
7.50%	10/01/27		45,441	49,563
Freddie Mac Gold C90573
6.50%	08/01/22		550,485	585,573
Freddie Mac Gold E02402
6.00%	10/01/22		234,894	246,312
Freddie Mac Gold G00992
7.00%	11/01/28		7,846	8,426
Freddie Mac Gold G01515
5.00%	02/01/33	[9]	11,919,804	12,334,669
Freddie Mac Gold G01601
4.00%	09/01/33		939,640	948,961
Freddie Mac Gold G01611
4.00%	09/01/33		308,373	311,432
Freddie Mac Gold G01644
5.50%	02/01/34	[9]	47,870,583	49,892,461
Freddie Mac Gold G01673
5.50%	04/01/34		3,234,309	3,394,715
Freddie Mac Gold G02366
6.50%	10/01/36		20,517,178	21,804,252
Freddie Mac Gold G02461
6.50%	11/01/36		19,940,826	21,191,782
Freddie Mac Gold G02579
5.00%	12/01/34		23,368,197	24,201,830
Freddie Mac Gold G02884
6.00%	04/01/37		46,354,140	48,529,254
Freddie Mac Gold G02955
5.50%	03/01/37		31,352,713	32,343,576
Freddie Mac Gold G03357
5.50%	08/01/37		13,407,051	14,051,218
Freddie Mac Gold G03436
6.00%	11/01/37		74,282,733	78,313,151

62 / Annual Report March 2009

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold G03601
6.00%	07/01/37	$50,092,121	$52,794,356
Freddie Mac Gold G03676
5.50%	12/01/37	36,376,320	38,146,824
Freddie Mac Gold G03739
6.00%	11/01/37	41,165,503	43,399,053
Freddie Mac Gold G03783
5.50%	01/01/38	15,861,322	16,633,323
Freddie Mac Gold G03985
6.00%	03/01/38	207,627	217,325
Freddie Mac Gold G04053
5.50%	03/01/38	200,054	207,835
Freddie Mac Gold G04079
5.50%	03/01/38	65,542,928	68,092,472
Freddie Mac Gold G04222
5.50%	04/01/38	563,312	585,224
Freddie Mac Gold G04438
5.50%	05/01/38	63,027,977	65,479,692
Freddie Mac Gold G04484
6.00%	08/01/38	229,892	240,631
Freddie Mac Gold G04516
6.00%	07/01/38	158,429	165,829
Freddie Mac Gold G04703
5.50%	08/01/38	96,748,992	100,702,098
Freddie Mac Gold G04706
5.50%	09/01/38	748,897	778,028
Freddie Mac Gold G04710
6.00%	09/01/38	14,115,700	14,775,063
Freddie Mac Gold G04711
6.00%	09/01/38	252,178	263,957
Freddie Mac Gold G11707
6.00%	03/01/20	6,633,422	6,988,379
Freddie Mac Gold G12393
5.50%	10/01/21	63,721,556	66,760,775
Freddie Mac Gold G12399
6.00%	09/01/21	35,944	37,694
Freddie Mac Gold G12824
6.00%	08/01/22	15,489,420	16,312,294
Freddie Mac Gold G12909
6.00%	11/01/22	40,352,097	42,495,799
Freddie Mac Gold G13032
6.00%	09/01/22	15,087,263	15,839,268
Freddie Mac Gold G13058
4.50%	10/01/20	37,407,337	38,754,780
Freddie Mac Gold H00790
5.50%	05/01/37	586,502	605,888
Freddie Mac Gold H05069
5.50%	05/01/37	43,470,189	44,838,821

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold H09082
6.50%	09/01/37		$281,978	$296,704
Freddie Mac Non Gold Pool 1J0045
5.10%	01/01/36	[3]	344,957	356,512
Freddie Mac Non Gold Pool 781415
5.19%	04/01/34	[3]	4,993,894	4,953,248
Freddie Mac Non Gold Pool 781469
4.38%	04/01/34	[3]	4,090,565	4,075,794
Freddie Mac Non Gold Pool 781817
4.51%	08/01/34	[3]	99,467	99,861
Freddie Mac Non Gold Pool 788498
4.64%	02/01/30	[3]	17,184	17,401
Freddie Mac Non Gold Pool 847288
4.16%	05/01/34	[3]	6,618,956	6,657,211
Ginnie Mae 2000-22 SG (IO)
10.24%	05/16/30		2,019,850	265,645
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		3,168,433	200,981
Ginnie Mae 2003-86 ZK
5.00%	10/20/33		19,916,850	20,408,758
Ginnie Mae 2004-17 MZ
5.50%	03/16/34		335,504	334,436
Ginnie Mae 2004-80 IP (IO)
5.50%	07/20/34		82,466	2,016
Ginnie Mae 2005-78 ZA
5.00%	10/16/35		18,499,604	18,605,374
Ginnie Mae GNSF (TBA)
5.50%	04/15/39		22,745,000	23,669,016
Ginnie Mae II Pool 80968
4.63%	07/20/34	[3]	76,426	76,548
Ginnie Mae II Pool 81018
4.63%	08/20/34	[3]	59,448	59,541

				2,679,064,350

Total Mortgage-Backed (Cost $3,882,480,918)				3,794,689,478

MUNICIPAL BONDS — 0.07%*
Financials — 0.07%
Pennsylvania Economic Development Financing Authority, Electric Light & Power Improvements Revenue Bonds
6.75%	12/01/36		4,100,000	3,477,497

Texas — 0.00%
County of Harris, Flood Control District Contract G.O., Series B, Refunded 10/01/13 @ 100
5.25%	10/01/20		7,000	7,893

Total Municipal Bonds (Cost $2,388,038)				3,485,390

Annual Report March 2009 / 63

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES — 0.22%
Foreign Sovereign — 0.21%
Indonesia Government AID Bond (Indonesia)
9.30%	07/01/20	[4]	$8,423,750	$11,358,096

U.S. Agency Securities — 0.01%
Freddie Mac
4.13%	12/21/12		315,000	338,514

Total U.S. Agency Securities
(Cost $11,014,379)				11,696,610

U.S. TREASURY SECURITIES — 4.95%
U.S. Treasury Bonds — 4.36%
6.13%	11/15/27		271,000	364,904
1.75%	01/15/28		130,904,000	126,761,732
2.38%	01/15/27		34,814,000	38,056,581
0.00%	11/15/21		103,555,000	65,573,615

				230,756,832

U.S. Treasury Notes — 0.59%
1.75%	01/31/14		186,000	187,279
2.00%	01/15/16	[10]	27,925,000	30,695,904
3.75%	11/15/18		408,000	444,911

				31,328,094

Total U.S. Treasury Securities
(Cost $251,460,960)				262,084,926

Total Bonds – 108.36%
(Cost $6,207,639,815)				5,739,968,340

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 4.63%
Money Market Fund — 4.60%
Goldman Sachs Group, Inc. (The)
0.05%[9]			$243,839,750	243,839,750

U.S. Agency Discount Notes — 0.01%
Freddie Mac
0.16%[11]	05/04/09		275,000	274,961

U.S. Treasury Bills — 0.02%
U.S. Treasury Bills
0.27%[11]	05/28/09	[12]	1,295,000	1,294,826

Total Short Term Investments
(Cost $245,409,154)				245,409,537

Total Investments – 112.99%
(Cost $6,453,048,969)[1]				5,985,377,877

Liabilities in Excess of Other
Assets – (12.99)%				(688,064,928)

NET ASSETS – 100.00%				$5,297,312,949

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
648	U.S. Treasury Five Year Note,
	Expiration June 2009	$1,096,140
476	U.S. Treasury Ten Year Note,
	Expiration June 2009	1,330,462

	Net unrealized appreciation	$2,426,602

Contracts		Unrealized Depreciation
FUTURES CONTRACTS: SHORT POSITIONS
17	Euro Dollar Ninety Day,
	Expiration June 2009	$(133,195)
17	Euro Dollar Ninety Day,
	Expiration September 2009	(137,870)
17	Euro Dollar Ninety Day,
	Expiration December 2009	(136,170)
17	Euro Dollar Ninety Day,
	Expiration March 2010	(137,658)
238	U.S. Treasury Long Bond,
	Expiration June 2009	(774,541)
263	U.S. Treasury Two Year Note,
	Expiration June 2009	(307,287)

	Net unrealized depreciation	$(1,626,721)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 2.98% semi-annually. Counterparty: Citigroup, Inc.
	09/22/10	$116,997	$2,970,021
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 4.04% semi-annually. Counterparty: Citigroup, Inc.
	12/15/10	64,660	3,678,711
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.94% semi-annually. Counterparty: CS First Boston
	12/15/10	87,450	4,816,322
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.95% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	12/15/10	120,020	6,626,722
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 5.26% semi-annually. Counterparty: Barclays Capital, Inc.
	04/30/11	16,000	1,584,725
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 5.37% semi-annually. Counterparty: Barclays Capital, Inc.
	04/30/11	16,145	1,641,217

64 / Annual Report March 2009

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.86% semi-annually. Counterparty: Barclays Capital, Inc.
	02/22/13	$51,500	$3,801,144
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.40% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	02/26/13	28,555	1,604,177
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.70% semi-annually. Counterparty: Merrill Lynch & Co., Inc.
	02/26/13	54,529	3,693,850
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.86% semi-annually. Counterparty: Barclays Capital, Inc.
	10/27/14	92,520	5,988,660
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 4.27% semi-annually. Counterparty: CS First Boston
	10/30/14	297,240	25,000,179
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 4.29% semi-annually. Counterparty: Citigroup, Inc.
	10/30/14	105,590	8,967,652
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.34% semi-annually. Counterparty: Barclays Capital, Inc.
	11/25/14	233,460	9,037,085
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.42 % semi-annually. Counterparty: Barclays Capital, Inc.
	11/15/21	9,002	(1,441,878)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.52 % semi-annually. Counterparty: Barclays Capital, Inc.
	11/15/21	8,884	(1,565,241)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.54 % semi-annually. Counterparty: Barclays Capital, Inc.
	11/15/21	14,788	(2,669,675)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 4.70 % semi-annually. Counterparty: Barclays Capital, Inc.
	11/15/21	24,457	(5,069,821)
The Fund pays a fixed rate equal to 4.10% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Citigroup, Inc.
	10/24/38	56,660	(10,053,488)
The Fund pays a fixed rate equal to 4.02% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.
	10/27/39	24,270	(3,199,258)
The Fund pays a fixed rate equal to 4.31% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Citigroup, Inc.
	10/30/39	28,610	(5,389,892)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a fixed rate equal to 4.32% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: CS First Boston
	10/30/39	$80,390	$(15,182,971)
The Fund pays a fixed rate equal to 3.13% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.
	11/25/39	56,000	2,115,060

			36,953,301

Issues	Expiration Date	Notional Amount (000’s)[b]	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Morgan Stanley

	09/20/12	$8,000	$326,757

The Fund pays a fixed rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Macy’s Retail Holdings, Inc. 6.63%, due 04/01/11. Counterparty: Citigroup, Inc.

	09/20/12	8,500	1,477,545

The Fund pays a fixed rate equal to 1.48% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc., 6.63%, due 04/01/11. Counterparty: Citigroup, Inc.

	12/20/12	4,575	731,626

The Fund pays a fixed rate equal to 0.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley, 6.60%, due 04/01/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	14,735	1,445,111

The Fund pays a fixed rate equal to 3.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: CS First Boston

	12/20/12	4,495	(166,112)

The Fund pays a fixed rate equal to 3.88% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	2,415	(97,321)

The Fund pays a fixed rate equal to 3.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	3,365	(138,980)

The Fund pays a fixed rate equal to 3.87% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	12/20/12	4,160	(166,251)

The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc. (The)

	12/20/12	6,250	726,002

Annual Report March 2009 / 65

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Expiration Date	Notional Amount (000’s)[b]	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Morgan Stanley

	12/20/12	$9,300	$1,049,940

The Fund pays a fixed rate equal to 0.58% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: UBS AG

	12/20/12	6,250	701,525

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	3,200	110,573

The Fund pays a fixed rate equal to 0.39% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: CS First Boston

	12/20/12	3,100	109,318

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Goldman Sachs Group, Inc. (The)

	12/20/12	9,250	306,494

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	6,000	198,807

The Fund pays a fixed rate equal to 1.67% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc., 6.13%, due 12/20/12. Counterparty: Citigroup, Inc.

	12/20/12	1,825	191,980

The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc., 6.13%, due 12/01/12. Counterparty: UBS AG

	12/20/12	8,975	941,282

The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc., 6.13%, due 12/01/12. Counterparty: UBS AG

	12/20/12	2,700	277,191

The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.

	12/20/12	5,900	215,196

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	6,000	223,051

The Fund pays a fixed rate equal to 1.44% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc., 6.63%, due 04/01/11. Counterparty: Morgan Stanley

	12/20/12	6,200	998,915

The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	6,200	147,508

Issues	Expiration Date	Notional Amount (000’s)[b]	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	$3,810	$79,707

The Fund pays a fixed rate equal to 2.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp., 6.88%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	2,320	(68,472)

The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp., 6.88%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	1,425	(44,498)

The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp., 6.88%, due 11/15/12. Counterparty: Citigroup, Inc.

	12/20/12	1,175	(36,692)

The Fund pays a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Macy’s Retail Holdings, Inc., 6.63%, due 04/01/11. Counterparty: Morgan Stanley

	12/20/12	2,725	438,224

The Fund pays a fixed rate equal to 1.24% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 7.88%, due 08/01/11. Counterparty: UBS AG

	12/20/12	6,750	323,969

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley

	03/20/13	2,550	(58,322)

The Fund pays a fixed rate equal to 3.52% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp., 6.88%, due 11/15/12. Counterparty: Deutsche Bank AG

	03/20/13	4,875	(288,240)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG

	03/20/13	2,500	(57,178)

The Fund pays a fixed rate equal to 4.62% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/13	7,885	(545,882)

The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc. (The)

	06/20/13	5,220	(40,994)

The Fund pays a fixed rate equal to 4.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Deutsche Bank AG

	12/20/13	7,875	(77,205)

66 / Annual Report March 2009

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Expiration Date	Notional Amount (000’s)[b]	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 2.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc. 5.25%, due 01/15/14. Counterparty: JP Morgan Chase & Co.

	12/20/13	$2,475	$4,736

The Fund pays a fixed rate equal to 2.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Deutsche Bank AG

	03/20/14	150	11,240

The Fund pays a fixed rate equal to 1.20% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos, Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	03/20/14	4,865	52,944

The Fund pays a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos, Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	03/20/14	660	(380)

The Fund pays a fixed rate equal to 0.82% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Arrow Electronics, Inc., 6.88%, due 06/01/18. Counterparty: Citigroup, Inc.

	03/20/14	7,400	143,430

The Fund pays a fixed rate equal to 2.73% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Citigroup, Inc.

	03/20/14	7,335	(347,806)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Deutsche Bank AG

	03/20/14	5,100	(130,726)

The Fund pays a fixed rate equal to 2.67% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Citigroup, Inc.

	03/20/14	5,490	(207,025)

The Fund pays a fixed rate equal to 3.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Citigroup, Inc.

	03/20/14	660	(42,156)

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Hewlett Packard Co., 5.40%, due 03/01/17. Counterparty: Citigroup, Inc.

	03/20/14	7,400	(61,146)

The Fund pays a fixed rate equal to 3.15% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Citigroup, Inc.

	03/20/14	5,430	171,857

The Fund pays a fixed rate equal to 2.49% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp., 6.88%, due 11/15/12. Counterparty: CS First Boston

	12/20/14	10,000	(418,952)

The Fund pays a fixed rate equal to 2.49% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp., 6.88%, due 11/15/12. Counterparty: UBS AG

	12/20/14	6,500	(272,319)

Issues	Expiration Date	Notional Amount (000’s)[b]	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 4.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/15	$7,885	$(627,762)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.

	03/20/15	5,050	(211,149)

			$7,299,360

Issues	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES

The Fund pays a fixed rate equal to 0.07% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AAA 2, due 03/15/49. Counterparty: CS First Boston

	03/15/49	$2,490,756	$28,885	$5,668,122	$8,158,878

The Fund pays a fixed rate equal to 1.09% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX NA AJ 2, due 03/15/49. Counterparty: JPMorgan Chase & Co.

	03/15/49	131,336	1,075	551,623	682,959

The Fund pays a fixed rate equal to 0.08% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AAA 3, due 12/13/49. Counterparty: Deutsche Bank AG

	12/13/49	1,455,523	11,000	2,248,800	3,704,323

The Fund pays a fixed rate equal to 0.08% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AAA 3, due 12/13/49. Counterparty: JPMorgan Chase & Co.

	12/13/49	4,402,869	42,200	9,808,262	14,211,131

The Fund pays a fixed rate equal to 0.08% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AAA 3, due 12/13/49. Counterparty: JPMorgan Chase & Co.

	12/13/49	2,719,172	21,565	4,542,985	7,262,157

The Fund pays a fixed rate equal to 0.08% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX NA AAA 3, due 12/13/49. Counterparty: JPMorgan Chase & Co.

	12/13/49	1,378,614	10,710	2,228,050	3,606,664

The Fund pays a fixed rate equal to 0.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AAA 5, due 02/15/51. Counterparty: Citigroup, Inc.

	02/15/51	3,200,149	13,895	1,656,515	4,856,664

The Fund pays a fixed rate equal to 0.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AAA 4, due 02/17/51. Counterparty: Citigroup, Inc.

	02/17/51	1,601,417	17,360	4,358,470	5,959,887

The Fund pays a fixed rate equal to 0.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AAA 4, due 02/17/51. Counterparty: CS First Boston

	02/17/51	2,499,091	22,260	5,143,022	7,642,113

Annual Report March 2009 / 67

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES (continued)

The Fund pays a fixed rate equal to 0.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX NA AAA 4, due 02/17/51. Counterparty: JPMorgan Chase & Co.

	02/17/51	$2,742,981	$32,950	$8,569,132	$11,312,113

The Fund pays a fixed rate equal to 0.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AAA 4, due 02/17/51. Counterparty: JPMorgan Chase & Co.

	02/17/51	2,394,431	20,985	4,809,960	7,204,391

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.

	10/12/52	2,034,642	23,150	10,035,218	12,069,860

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.

	10/12/52	2,112,148	21,425	9,058,339	11,170,487

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX NA AJ 1, due 10/12/52. Counterparty: JPMorgan Chase & Co.

	10/12/52	100,432	1,310	582,571	683,003

The Fund pays a fixed rate equal to 0.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX NA AAA 1, due 10/12/52. Counterparty: Barclays Capital, Inc.

	10/12/52	3,236,079	22,000	1,665,425	4,901,504

The Fund pays a fixed rate equal to 0.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AAA 1, due 10/12/52. Counterparty: JPMorgan Chase & Co.

	10/12/52	1,372,046	23,060	3,765,621	5,137,667

		$33,871,686		$74,692,115	$108,563,801

Issues	Expiration Date	Credit Rating[a]	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES

The Fund receives a fixed rate equal to 6.55% and the Fund will pay to the counterparty at par including interest accrued in the event of default of General Electric Capital Corp., 5.63%, due 09/15/17. Counterparty: CS First Boston

	12/20/10	AAA	$12,270	$(496,144)	$(496,144)

The Fund receives a fixed rate equal to 4.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the Berkshire Hathaway, Inc., 4.63%, due 10/15/13. Counterparty: Barclays Capital, Inc.

	03/20/11	AAA	12,800	(10,470)	(10,470)

The Fund receives a fixed rate equal to 4.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the Berkshire Hathaway, Inc., 4.63%, due 10/15/13. Counterparty: Morgan Stanley

	03/20/11	AAA	21,800	36,902	36,902

				$(469,712)	$(469,712)

Issues	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Barclays Capital, Inc.

	08/25/37	$(233,514)	$1,385	$(809,964)	$(1,043,478)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	(4,309,461)	25,470	(14,879,983)	(19,189,444)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Barclays Capital, Inc.

	08/25/37	(1,789,037)	4,640	(1,706,802)	(3,495,839)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	(15,024,985)	27,000	(5,317,182)	(20,342,167)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc. (The)

	08/25/37	(12,390,545)	24,500	(6,068,088)	(18,458,633)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	(3,122,136)	6,280	(1,609,301)	(4,731,437)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	(11,631,940)	23,000	(5,696,573)	(17,328,513)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	(2,420,762)	5,270	(1,545,811)	(3,966,573)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	(2,012,469)	4,330	(1,246,594)	(3,259,063)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Royal Bank of Scotland Group Plc

	01/25/38	(6,626,022)	12,550	(2,819,991)	(9,446,013)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc. (The)

	01/25/38	(739,158)	1,400	(314,580)	(1,053,738)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Morgan Stanley

	01/25/38	(5,111,131)	11,450	(3,506,944)	(8,618,075)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	(14,774,906)	22,200	(1,565,856)	(16,340,762)

68 / Annual Report March 2009

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	$(13,278,897)	$19,850	$(1,332,099)	$(14,610,996)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	(10,125,229)	15,000	(915,826)	(11,041,055)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

	01/25/38	(7,484,568)	10,600	(317,778)	(7,802,346)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

	05/25/46	(12,297,294)	15,300	(1,776,209)	(14,073,503)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	(15,271,150)	19,000	(2,205,749)	(17,476,899)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	(11,148,876)	14,000	(1,728,839)	(12,877,715)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

	05/25/46	(9,564,562)	11,900	(1,381,496)	(10,946,058)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc. (The)

	05/25/46	(8,814,072)	11,000	(1,304,133)	(10,118,205)

The Fund receives a fixed rate equal to 0.11% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 06-2, due 05/25/46. Counterparty: Citigroup, Inc.

	05/25/46	(5,152,109)	13,810	(4,460,954)	(9,613,063)

		$(173,322,823)		$(62,510,752)	$(235,833,575)

[a]	Using Standard & Poor’s rating of the issuer.
[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for Federal income tax purposes is $6,455,295,539 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$218,820,682
Gross unrealized depreciation	(688,738,344)

Net unrealized depreciation	$(469,917,662)

[2]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $17,206,113 which is 0.32% of total net assets.
[3]	Floating rate security. The rate disclosed is that in effect at March 31, 2009.
[4]	U.S. dollar denominated security issued by foreign domiciled entity.
[5]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2009 was $ 267,653,603 representing 5.05% of total net assets.

[6]	Security is currently in default with regards to scheduled interest or principal payments.
[7]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
07/03/07	Asurion Corp. Term Loan, 3.81%, 07/03/14	$744,342	$641,875	0.01%
03/02/04	Calpine CCFC I Term Loan, 7.22%, 08/26/09	13,434,259	13,305,646	0.25%
06/01/07	Carestream Health, Inc. Term Loan, 6.05%, 10/30/13	1,009,864	350,357	0.01%
06/30/06	Cebridge 2nd Lien (PIK), 6.50%, 05/05/14	7,867,671	5,847,509	0.11%
06/27/07	Cengage Learning Term Loan B, 3.02%, 07/09/14	1,955,105	1,339,600	0.03%
06/04/07	Charter Communications, Inc. Term Loan 3rd Lien, 0.00%, 02/27/14	1,004,693	637,500	0.01%
09/11/07	Delta Air Lines, Inc. Term Loan 1st Lien, 2.38%, 05/01/12	475,187	369,600	0.01%
12/30/08	Dex Media West LLC Term Loan B, 7.00%, 10/24/14	951,974	940,000	0.02%
06/13/06	General Motors Corp. Strip II, 4.50%, 07/20/11	6,857,337	2,278,500	0.04%
10/09/07	HCA Term Loan A, 2.72%, 11/18/12	23,860,760	21,487,687	0.40%
03/07/07	Kelson 1st Lien, 4.47%, 03/16/13	4,012,989	3,806,641	0.07%
08/21/06	Northwest Air Dip, 2.57%, 05/21/12	7,564,010	7,436,998	0.14%
10/20/08	NRG Energy, Inc. Term Loan, 2.72%, 02/01/13	811,311	830,042	0.02%
11/06/07	TPF Generation Holdings LLC 2nd Lien, 4.77%, 12/15/14	965,750	712,500	0.01%
11/25/08	Tribune 1st Lien Term Loan B, 0.00%, 06/04/14	450,000	396,696	0.01%
11/30/07	Univision Communications, Inc. 1st Lien Strip, 2.77%, 03/15/14	352,744	197,813	0.00%

		$72,317,996	$60,578,964	1.14%

Annual Report March 2009 / 69

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2009

[8]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2009.
[9]	Securities, or a portion there of, pledged as collateral for swaps.
[10]	Inflation protected security. Principal amount reflects original security face amount.
[11]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $113,623,800 which is 2.14% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under FAS 157, as discussed in the Notes to Financial Statements.

[12]	Securities, or a portion there of, pledged as collateral for futures.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(AMBAC): American Municipal Bond Assurance Corp.

(DIP): Defaulted interest payment

(G.O.): General Obligation

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium Term Note

(PIK): Paid in kind

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

70 / Annual Report March 2009

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
BONDS – 93.28%
ASSET-BACKED SECURITIES — 0.90%**
Countrywide Asset-Backed Certificates 2007-13 2A1
1.42%	10/25/47	[2]	$679,325	$436,689
Home Equity Asset Trust 2007-1 2A1
0.58%	05/25/37	[2]	310,393	246,631
Morgan Stanley Home Equity Loans 2007-2 A1
0.62%	04/25/37	[2]	701,378	608,620
Securitized Asset Backed Receivables LLC 2007-BR2 A2
0.75%	02/25/37	[2]	495,666	221,772

Total Asset-Backed Securities (Cost $1,652,940)				1,513,712

CORPORATES — 73.02%*
Automotive — 0.75%
Ford Motor Co.
7.45%	07/16/31		2,500,000	806,250
Tenneco, Inc.
8.13%	11/15/15		875,000	179,375
Tenneco, Inc. B
10.25%	07/15/13		500,000	267,500

				1,253,125

Banking — 2.26%
BAC Capital Trust VI
5.63%	03/08/35		2,000,000	897,313
BAC Capital Trust XV
2.06%	06/01/56	[2]	2,500,000	653,702
Chase Capital II B
1.67%	02/01/27	[2]	3,000,000	1,245,000
HBOS Capital Funding LP (United Kingdom)
6.07%	06/24/49	[2,3,4]	300,000	78,000
JPMorgan Chase Capital XIII M
2.18%	09/30/34	[2]	1,100,000	446,166
Lloyds Banking Group PLC (United Kingdom)
5.92%	09/29/49	[3,4]	640,000	118,400
NB Capital Trust IV
8.25%	04/15/27		815,000	354,127

				3,792,708

Communications — 13.62%
Charter Communications Operating LLC/Charter Communications Operating Capital
8.00%	04/30/12	[4,5]	500,000	460,000
CSC Holdings, Inc. B
7.63%	04/01/11		2,050,000	2,044,875
Dex Media West LLC/Dex Media Finance Co. B
8.50%	08/15/10		1,175,000	593,375

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Frontier Communications Corp.
6.63%	03/15/15		$2,050,000	$1,722,000
GCI, Inc.
7.25%	02/15/14		500,000	440,000
Hawaiian Telcom Communications, Inc. B
8.49%	05/01/13	[5]	1,475,000	51,625
Intelsat Bermuda Ltd. (PIK) (Bermuda)
11.50%	02/04/17	[3,4]	1,859,375	1,124,922
Intelsat Corp.
9.25%	08/15/14	[4]	1,120,000	1,058,400
Level 3 Financing, Inc.
8.75%	02/15/17		1,900,000	1,225,500
LIN Television Corp.
6.50%	05/15/13		1,000,000	525,000
Mediacom LLC/Mediacom Capital Corp.
9.50%	01/15/13		2,050,000	1,927,000
Nextel Communications, Inc. E
6.88%	10/31/13		2,250,000	1,293,750
Qwest Communications International, Inc.
3.50%	11/15/25		3,000,000	2,797,500
7.25%	02/15/11		500,000	485,000
Sprint Nextel Corp.
1.63%	06/28/10	[2]	2,900,000	2,684,745
6.00%	12/01/16		750,000	540,000
Telesat Canada/Telsat LLC
12.50%	11/01/17	[4]	2,000,000	1,490,000
Time Warner Cable, Inc.
8.25%	04/01/19		715,000	735,995
Visant Corp.
7.63%	10/01/12		325,000	309,562
Visant Holding Corp.
8.75%	12/01/13		875,000	800,625
Visant Holding Corp. (STEP)
10.25%	12/01/13		560,000	523,600

				22,833,474

Consumer Discretionary — 0.92%
Altria Group, Inc.
10.20%	02/06/39		1,500,000	1,535,937

Consumer Products — 0.31%
Steinway Musical Instruments
7.00%	03/01/14	[4]	785,000	525,950

Electric — 12.77%
Calpine Construction Finance Co., LP
10.25%	08/26/11	[2,4]	4,000,000	3,810,000
Edison Mission Energy
7.00%	05/15/17		2,850,000	2,094,750

Annual Report March 2009 / 71

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Energy Future Holdings Corp.
10.88%	11/01/17		$2,250,000	$1,462,500
Energy Future Holdings Corp. (PIK)
11.25%	11/01/17		3,500,000	1,496,250
Ipalco Enterprises, Inc.
7.25%	04/01/16	[4]	1,055,000	938,950
8.63%	11/14/11		420,000	403,200
KCP&L Greater Missouri Operations Co.
7.95%	02/01/11		400,000	393,031
11.88%	07/01/12		1,700,000	1,786,205
Midwest Generation LLC
8.30%	07/02/09		487,588	480,275
Mirant Americas Generation LLC
8.50%	10/01/21		2,250,000	1,676,250
Nisource Finance Corp.
5.25%	09/15/17		2,700,000	2,015,825
PNM Resources, Inc.
9.25%	05/15/15		4,025,000	3,577,219
Texas Competitive Electric Holdings Co. LLC A
10.25%	11/01/15		2,500,000	1,262,500

				21,396,955

Energy — 21.43%
Allis-Chalmers Energy, Inc.
8.50%	03/01/17		1,000,000	426,250
9.00%	01/15/14		1,000,000	470,000
Alpha Natural Resources, Inc.
2.38%	04/15/15		2,000,000	1,302,500
Atlas Energy Resources, LLC
10.75%	02/01/18	[4]	2,500,000	1,837,500
Chaparral Energy, Inc.
8.88%	02/01/17		6,510,000	2,278,500
Chesapeake Energy Corp.
2.50%	05/15/37		2,750,000	1,821,875
6.88%	01/15/16		1,000,000	847,500
7.00%	08/15/14		1,205,000	1,066,425
Comstock Resources, Inc.
6.88%	03/01/12		1,075,000	940,625
Corral Petroleum Holdings AB (PIK) (Sweden)
2.59%	04/15/10	[3,4]	1,064,312	494,905
Delta Petroleum Corp.
7.00%	04/01/15		1,000,000	281,250
Forest Oil Corp.
8.50%	02/15/14	[4]	1,000,000	932,500
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%	11/01/15	[4]	1,125,000	826,875
James River Coal Co.
9.38%	06/01/12		2,250,000	1,518,750

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Massey Energy Co.
3.25%	08/01/15		$4,375,000	$2,701,563
Newfield Exploration Co.
7.13%	05/15/18		500,000	445,000
OPTI Canada, Inc. (Canada)
7.88%	12/15/14	[3]	4,550,000	2,013,375
Parker Drilling Co.
9.63%	10/01/13		1,025,000	691,875
Petrohawk Energy Corp.
10.50%	08/01/14	[4]	2,000,000	2,000,000
Quicksilver Resources, Inc.
8.25%	08/01/15		3,575,000	2,323,750
Sabine Pass LNG LP
7.25%	11/30/13		4,000,000	2,840,000
Southern Union Co.
7.20%	11/01/66	[2]	6,042,000	3,051,210
Tesoro Corp.
6.50%	06/01/17		4,075,000	3,097,000
Valero Energy Corp.
6.63%	06/15/37		1,000,000	708,679
Williams Cos., Inc.
8.75%	01/15/20	[4]	1,000,000	996,714

				35,914,621

Finance — 4.35%
Citigroup Capital XXI
8.30%	12/21/57	[2]	275,000	132,607
Ford Motor Credit Co. LLC
2.66%	01/15/10	[2]	1,000,000	816,250
4.01%	01/13/12	[2]	900,000	568,125
5.54%	04/15/09	[2]	550,000	543,812
General Electric Capital Corp. (MTN)
1.43%	05/11/16	[2]	600,000	392,094
5.88%	01/14/38		2,000,000	1,432,620
GMAC LLC
3.46%	12/01/14	[2,4]	1,283,000	643,104
7.25%	03/02/11	[4]	949,000	702,953
Goldman Sachs Group, Inc. (The)
1.42%	02/06/12	[2]	350,000	302,735
1.85%	01/12/15	[2]	300,000	221,735
7.50%	02/15/19		1,000,000	992,899
Lehman Brothers Holdings, Inc. (MTN)
11.00%	11/07/16	[5]	383,000	44,524
Lehman Brothers Holdings, Inc. H (MTN)
0.00%	11/30/10	[5]	294,000	34,177
Morgan Stanley (MTN)
1.59%	10/18/16	[2]	675,000	459,000

				7,286,635

72 / Annual Report March 2009

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food — 2.61%
Dole Food Co., Inc.
7.25%	06/15/10		$750,000	$678,750
13.88%	03/15/14	[4]	2,000,000	1,955,000
Tyson Foods, Inc.
7.85%	04/01/16		2,000,000	1,732,992

				4,366,742

Gaming — 0.39%
Herbst Gaming, Inc.
8.13%	06/01/12	[5]	575,000	3,594
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
6.63%	12/01/14		850,000	646,000

				649,594

Health Care — 3.60%
Community Health Systems, Inc.
8.88%	07/15/15		1,725,000	1,625,813
HCA, Inc.
7.50%	12/15/23		1,500,000	802,248
HCA, Inc. (PIK)
9.63%	11/15/16		2,750,000	2,200,000
Tenet Healthcare Corp.
6.88%	11/15/31		1,500,000	750,000
7.38%	02/01/13		825,000	660,000

				6,038,061

Homebuilding — 0.46%
K. Hovnanian Enterprises, Inc.
11.50%	05/01/13		1,100,000	771,375

Industrials — 0.91%
General Cable Corp.
0.88%	11/15/13		2,175,000	1,530,656

Insurance — 0.88%
Farmers Exchange Capital
7.05%	07/15/28	[4]	1,500,000	912,009
MetLife Capital Trust X
9.25%	04/08/38	[2,4]	1,000,000	560,857

				1,472,866

Materials — 0.34%
Freeport-McMoRan Copper & Gold, Inc.
5.00%	04/01/15	[2]	525,000	432,469
Noranda Aluminium Holding Corp. (PIK)
8.35%	11/15/14		675,000	141,750

				574,219

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Services — 2.76%
Cengage Learning Acquisitions, Inc.
10.50%	01/15/15	[4]	$1,975,000	$1,022,062
Mobile Mini, Inc.
6.88%	05/01/15		1,500,000	1,042,500
RSC Equipment Rental, Inc.
9.50%	12/01/14		1,550,000	769,188
United Rentals North America, Inc.
1.88%	10/15/23		500,000	372,500
7.00%	02/15/14		2,800,000	1,428,000

				4,634,250

Technology — 0.13%
NXP BV/NXP Funding, LLC (Netherlands)
7.88%	10/15/14	[3]	875,000	210,000

Transportation — 4.53%
Continental Airlines, Inc. 1997-1 A
7.46%	04/01/15		421,028	305,245
Continental Airlines, Inc. 2007-1 A
5.98%	04/19/22		500,000	372,500
Continental Airlines, Inc. 2007-1 B
6.90%	04/19/22		4,400,000	2,398,000
Delta Air Lines, Inc. 2001-1 A2
7.11%	09/18/11		2,500,000	2,112,500
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		250,000	225,000
UAL Pass Through Trust 2000-2 A2
7.19%	04/01/11		1,034,047	1,003,026
UAL Pass Through Trust 2000-2 B
7.81%	10/01/09		1,067,300	1,131,338
UAL Pass Through Trust 2001-1 A2
6.20%	09/01/08	[6]	48,679	48,193

				7,595,802

Total Corporates (Cost $130,704,930)				122,382,970

BANK LOANS — 16.98%*
Automotive — 0.92%
General Motors Corp.
8.00%	11/29/13	[7]	2,992,366	1,268,015
General Motors Corp. Strip II
4.50%	07/20/11	[7]	500,000	155,000
Metaldyne Corp.
8.75%	01/11/14		1,000,000	121,667

				1,544,682

Communications — 4.66%
Cebridge 2nd Lien (PIK)
6.50%	05/05/14	[7]	1,809,093	1,239,229

Annual Report March 2009 / 73

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
Charter Communications, Inc. Term Loan 3rd Lien
0.00%	02/27/14	[5,7]	$2,000,000	$1,275,000
Dex Media West LLC Term Loan B
7.00%	10/24/14	[7]	3,801,708	1,786,802
Idearc, Inc.
4.25%	11/17/14	[5,7]	2,238,550	895,420
Mediacom LLC Term Loan A
1.72%	09/30/12	[7]	1,933,333	1,812,500
Univision Communications, Inc. 1st Lien Strip
2.77%	03/15/14	[7]	1,500,000	791,250

				7,800,201

Consumer Discretionary — 0.47%
Tribune 1st Lien Term Loan B
0.00%	06/04/14	[5,7]	2,979,962	788,093

Electric — 1.60%
Boston Generating LLC 1st Lien
2.39%	12/19/13	[7]	2,983,288	1,795,396
TPF Generation Holdings LLC 2nd Lien
4.77%	12/15/14	[7]	1,250,000	890,625

				2,686,021

Energy — 0.95%
MACH Gen LLC Term Loan C
8.76%	02/20/15	[7]	1,280,649	759,851
NRG Energy, Inc. Term Loan
2.72%	02/01/13	[7]	919,502	830,042

				1,589,893

Finance — 4.02%
First Data Corp. Term Loan B1
3.27%	09/27/14	[7]	2,992,405	2,027,169
Kelson 1st Lien
4.47%	03/16/13	[7]	3,662,844	2,867,194
Kelson 2nd Lien (PIK)
7.72%	03/01/14	[7]	3,672,991	1,834,453

				6,728,816

Health Care — 0.31%
Carestream Health, Inc. Term Loan
6.05%	10/30/13	[7]	1,500,000	525,536

Insurance — 1.02%
Asurion Corp. Term Loan
3.81%	07/03/14	[7]	2,000,000	1,711,666

Materials — 0.61%
Lyondell Chemical Co. New Money (DIP)
13.00%	12/15/09		671,042	666,010

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Materials (continued)
Lyondell Chemical Co. Roll Up (DIP)
5.94%	12/15/09		$671,042	$360,126

				1,026,136

Transportation — 2.42%
Delta Air Lines, Inc. Term Loan 1st Lien
2.38%	05/01/12	[7]	1,232,424	929,600
Northwest Air (DIP)
2.57%	05/21/12	[7]	2,668,588	2,388,387
United Air Lines, Inc.
2.56%	02/01/14	[7]	1,500,000	732,084

				4,050,071

Total Bank Loans (Cost $35,093,387)				28,451,115

MORTGAGE-BACKED — 0.66%**
Non-Agency Mortgage-Backed — 0.60%
BHN I Mortgage Fund 2000-1 AF (Argentina)
8.00%	03/31/11	[3,4,8]	97,460	14,375
Harborview Mortgage Loan Trust 2005-1 X (IO)
3.33%	03/19/35	[8,9]	903,476	12,282
Harborview Mortgage Loan Trust 2006-4 X1 (IO)
4.09%	05/19/47	[8]	4,691,989	105,570
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
3.80%	12/25/34	[8,9]	348,722	2,615
Washington Mutual Mortgage Pass-Through Certificates 2006-AR5 X (IO)
0.80%	06/25/46	8,9,†	14,998,281	31,911
Washington Mutual Mortgage Pass-Through Certificates 2006-AR9 1XPP (IO)
0.97%	08/25/46	8,9,†	32,426,406	78,719
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 XPPP (IO)
1.22%	02/25/47	[8,9]	30,787,568	346,348
Washington Mutual Mortgage Pass-Through Certificates 2007-OA2 1XPP (IO)
1.32%	03/25/47	8,9,†	15,344,806	165,074
Washington Mutual Mortgage Pass-Through Certificates 2007-OA3 CXPP (IO)
1.06%	04/25/47	8,9,†	28,254,997	248,558

				1,005,452

U.S. Agency Mortgage-Backed — 0.06%
Fannie Mae 1993-225 SG
25.14%	12/25/13	[2]	75,085	91,664

74 / Annual Report March 2009

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32	$56,000	$3,552

			95,216

Total Mortgage-Backed (Cost $538,620)			1,100,668

MUNICIPAL BONDS — 1.72%*

Financials — 1.72%

Pennsylvania Economic Development
Financing Authority, Electric Light & Power
Improvements Revenue Bonds
6.75%	12/01/36	3,400,000	2,883,778

Total Municipal Bonds
(Cost $2,086,549)			2,883,778

Total Bonds – 93.28%
(Cost $170,076,426)			156,332,243

Issues		Shares	Value
PREFERRED STOCK — 0.00%
U.S. Agency Securities — 0.00%
Fannie Mae S
0.00%[2]		5,000	3,550
Freddie Mac Z
0.00%[2]		9,000	4,140

			7,690

Total Preferred Stock (Cost $234,750)			7,690

Issues		Contracts	Value
CALL OPTIONS PURCHASED — 0.01%
Finance — 0.01%
Financial Select Sector SPDR Fund, Call
Strike $20, expires 01/16/10
		65	14,950

Total Call Options Purchased
(Cost $84,500)			14,950

Issues	Maturity Date	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 8.72%
Commercial Paper — 1.80%
National Rural Utilities Cooperative Finance Corp.
0.45%[10]	04/24/09	$2,685,000	2,684,228

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS (continued)
Commercial Paper (continued)
Rabobank USA Finance Corp.
0.74%[10]	05/11/09		$340,000	$339,820

				3,024,048

Money Market Fund — 5.18%
Goldman Sachs Group, Inc. (The)
0.05%[11]			8,683,000	8,683,000

U.S. Agency Discount Notes — 1.62%
Federal Home Loan Bank
0.18%[10]	04/06/09		1,200,000	1,199,956
Freddie Mac
0.19%[10]	04/13/09		1,510,000	1,510,000

				2,709,956

U.S. Treasury Bills — 0.12%
U.S. Treasury Bills
0.27%[10]	05/28/09	[12]	200,000	199,973

Total Short Term Investments
(Cost $14,616,737)				14,616,977

Total Investments – 102.01%
(Cost $185,012,413)[1]				170,971,860

Liabilities in Excess of Other
Assets – (2.01%)				(3,374,833)

Net Assets – 100.00%				$167,597,027

Contracts		Unrealized Depreciation
FUTURES CONTRACTS: SHORT POSITIONS
25	U.S. Treasury Thirty Year Bond,
	Expiration June 2009	$ (85,509)
19	U.S. Treasury Two Year Note,
	Expiration June 2009	(21,794)

	Net unrealized depreciation	$(107,303)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 2.98% semi-annually. Counterparty: Citigroup, Inc.
	09/22/10	$2,330	$ 59,148
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.54% semi-annually. Counterparty: Citigroup, Inc.
	09/22/10	3,500	118,027

Annual Report March 2009 / 75

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.86% semi-annually. Counterparty: Barclays Capital, Inc.
	10/27/14	$7,340	$475,106
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 4.27% semi-annually. Counterparty: CS First Boston
	10/30/14	6,140	516,421
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 4.29% semi-annually. Counterparty: Citigroup, Inc.
	10/30/14	2,220	188,542
The Fund pays a fixed rate equal to 4.02% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.
	10/27/39	1,930	(254,412)
The Fund pays a fixed rate equal to 4.31% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Citigroup, Inc.
	10/30/39	600	(113,035)
The Fund pays a fixed rate equal to 4.32% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: CS First Boston
	10/30/39	1,660	(313,518)

			$676,279

Issues	Expiration Date	Notional Amount (000’s)[b]	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc. (The)

	12/20/12	$150	$17,424

The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Morgan Stanley

	12/20/12	225	25,402

The Fund pays a fixed rate equal to 0.58% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: UBS AG

	12/20/12	150	16,837

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	75	2,591

The Fund pays a fixed rate equal to 0.39% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: CS First Boston

	12/20/12	75	2,645

Issues	Expiration Date	Notional Amount (000’s)[b]	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Goldman Sachs Group, Inc. (The)

	12/20/12	$225	$7,455

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	125	4,142

The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc., 6.13%, due 12/01/12. Counterparty: UBS AG

	12/20/12	450	47,195

The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc., 6.13%, due 12/01/12. Counterparty: UBS AG

	12/20/12	100	10,266

The Fund pays a fixed rate equal to 3.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: CS First Boston

	12/20/12	120	(4,435)

The Fund pays a fixed rate equal to 3.88% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	50	(2,015)

The Fund pays a fixed rate equal to 3.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	120	(4,956)

The Fund pays a fixed rate equal to 3.87% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	12/20/12	190	(7,593)

The Fund pays a fixed rate equal to 4.62% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/13	300	(20,769)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG

	03/20/13	100	(2,287)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley

	03/20/13	100	(2,287)

The Fund pays a fixed rate equal to 3.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: UBS AG

	06/20/13	1,000	23,526

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Hewlett Packard Co., 5.40%, due 03/01/17. Counterparty: Citigroup, Inc.

	03/20/14	140	(1,157)

76 / Annual Report March 2009

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Expiration Date	Notional Amount (000’s)[b]	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 0.82% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Arrow Electronics, Inc., 6.88%, due 06/01/18. Counterparty: Citigroup, Inc.

	03/20/14	$140	$2,714

The Fund pays a fixed rate equal to 2.49% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp., 6.88%, due 11/15/12. Counterparty: UBS AG

	12/20/14	1,000	(41,895)

The Fund pays a fixed rate equal to 4.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/15	300	(23,884)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.

	03/20/15	200	(8,362)

			$40,557

Issues	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES

The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 11, due 12/20/13. Counterparty: CS First Boston

	12/20/13	$(736,674)	$2,425	$ (14,182)	$(750,856)

The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 11, due 12/20/13. Counterparty: JPMorgan Chase & Co.

	12/20/13	(1,974,284)	10,185	(1,179,313)	(3,153,597)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc. (The)

	08/25/37	(101,147)	200	(49,536)	(150,683)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	(278,155)	550	(136,222)	(414,377)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	(104,056)	615	(359,293)	(463,349)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

	05/25/46	(120,562)	150	(17,414)	(137,976)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	(160,749)	200	(23,218)	(183,967)

Issues	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	$(119,452)	$150	$(18,524)	$(137,976)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

	05/25/46	(120,562)	150	(17,414)	(137,976)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc. (The)

	05/25/46	(80,128)	100	(11,856)	(91,984)

The Fund receives a fixed rate equal to 0.11% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 06-2, due 05/25/46. Counterparty: Citigroup, Inc.

	05/25/46	(42,903)	115	(37,148)	(80,051)

		$(3,838,672)		$(1,864,120)	$(5,702,792)

[a]	Using Standard & Poor’s rating of the issuer.
[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for Federal income tax purposes is $185,566,901 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$8,506,597
Gross unrealized depreciation	(23,101,638)

Net unrealized depreciation	$(14,595,041)

[2]	Floating rate security. The rate disclosed is that in effect at March 31, 2009.
[3]	U.S. dollar denominated security issued by foreign domiciled entity.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2009 was $22,503,476 representing 13.43% of total net assets.

[5]	Security is currently in default with regards to scheduled interest or principal payments.
[6]	Expected maturity date.
[7]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
07/03/07	Asurion Corp. Term Loan, 3.81%, 07/03/14	$1,756,928	$1,711,666	1.02%

Annual Report March 2009 / 77

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2009

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
12/19/06	Boston Generating LLC 1st Lien, 2.39%, 12/19/13	$2,459,932	$1,795,396	1.07%
04/12/07	Carestream Health, Inc. Term Loan, 6.05%, 10/30/13	1,504,915	525,536	0.31%
06/30/06	Cebridge 2nd Lien (PIK), 6.50%, 05/05/14	1,721,330	1,239,229	0.74%
01/05/09	Charter Communications, Inc. Term Loan 3rd Lien, 0.00%, 02/27/14	1,167,260	1,275,000	0.76%
09/11/07	Delta Air Lines, Inc. Term Loan 1st Lien, 2.38%, 05/01/12	1,119,347	929,600	0.56%
12/30/08	Dex Media West LLC Term Loan B, 7.00%, 10/24/14	1,851,354	1,786,802	1.07%
01/28/09	First Data Corp. Term Loan B1, 3.27%, 09/27/14	1,988,289	2,027,169	1.21%
10/29/08	General Motors Corp., 8.00%, 11/29/13	1,515,398	1,268,015	0.76%
09/26/07	General Motors Corp. Strip II, 4.50%, 07/20/11	461,296	155,000	0.09%
11/06/08	Idearc, Inc., 4.25%, 11/17/14	1,098,841	895,420	0.53%
04/16/08	Kelson 1st Lien, 4.47%, 03/16/13	3,056,346	2,867,194	1.71%
09/16/08	Kelson 2nd Lien (PIK), 7.72%, 03/01/14	2,691,579	1,834,453	1.09%
01/08/09	MACH Gen LLC Term Loan C, 8.76%, 02/20/15	832,759	759,851	0.45%
01/09/09	Mediacom LLC Term Loan A, 1.72%, 09/30/12	1,582,734	1,812,500	1.08%
09/20/07	Northwest Air (DIP), 2.57%, 05/21/12	2,268,737	2,388,387	1.43%
10/20/08	NRG Energy, Inc. Term Loan, 2.72%, 02/01/13	811,311	830,042	0.50%
12/21/06	TPF Generation Holdings LLC 2nd Lien, 4.77%, 12/15/14	1,224,313	890,625	0.53%

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
05/17/07	Tribune 1st Lien Term Loan B, 0.00%, 06/04/14	$2,142,286	$788,093	0.47%
02/03/09	United Air Lines, Inc., 2.56%, 02/01/14	810,000	732,084	0.44%
11/30/07	Univision Communications, Inc. 1st Lien Strip, 2.77%, 03/15/14	1,007,992	791,250	0.47%

		$33,072,947	$27,303,312	16.29%

[8]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $1,005,452 which is 0.60% of total net assets.
[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2009.
[10]	Represents annualized yield at date of purchase.
[11]	Securities, or a portion there of, pledged as collateral for swaps.
†

Fair valued security. The aggregate value of fair valued securities is $524,262 which is 0.31% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under FAS 157, as discussed in the Notes to Financial Statements.

[12]	Securities, or a portion there of, pledged as collateral for futures.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(DIP): Defaulted interest payment

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium term note

(PIK): Paid in kind

(STEP): Step coupon bond

78 / Annual Report March 2009

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
BONDS – 130.67%
ASSET-BACKED SECURITIES — 42.50%**
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.72%	07/15/33		$4,985	$4,720
Aerco Ltd. 2A A3 (United Kingdom)
1.02%	07/15/25	[2,3,4]	3,773,013	1,169,634
Asset Backed Funding Certificates 2007-WMC1 A2B
1.52%	06/25/37	3,†	5,000,000	1,687,611
Asset Backed Securities Corp. Home Equity 2007-HE1 A2
0.57%	12/25/36	[3]	93,490	83,621
Aviation Capital Group Trust 2003-2A B1
3.55%	09/20/33	[3,4]	2,590,325	699,388
Bayview Financial Acquisition Trust 2004-B A1
1.52%	05/28/39	3,4,†	5,039,538	3,376,603
Centex Home Equity 2006-A AV4
0.77%	06/25/36	3,†	4,300,000	2,021,096
Citicorp Residential Mortgage Securities 2007-1 A5 (STEP)
6.05%	03/25/37	†	1,750,000	901,286
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3
0.70%	03/25/37	[3]	5,000,000	2,204,849
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 M1
0.92%	03/25/37	[3]	6,500,000	911,921
Conseco Finance 2002-C BF1
8.00%	06/15/32	[3]	3,763,000	3,324,143
Conseco Finance 2002-C BF2
8.00%	06/15/32	3,4,†	1,112,378	692,229
Conseco Finance Securitizations Corp. 2002-1 A
6.68%	12/01/33	[3]	158,103	128,779
Conseco Finance Securitizations Corp. 2002-2 AIO (IO)
8.50%	03/01/33	3,5,†	175,590	15,173
Conseco Financial Corp. 1996-10 M1
7.24%	11/15/28	[3]	2,700,000	1,516,293
Conseco Financial Corp. 1996-8 A6
7.60%	10/15/27	[3]	55,939	47,170
Conseco Financial Corp. 1998-4 A7
6.87%	04/01/30	[3]	830,246	564,966
Conseco Financial Corp. 1999-1 A5
6.11%	09/01/23		13,187	12,770
Conseco Financial Corp. 1999-5 A5
7.86%	03/01/30	[3]	166,362	109,488
Countrywide Asset-Backed NIM Certificates 2006-12N
7.25%	07/25/37	4,†	253,658	74

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Credit-Based Asset Servicing and Securitization LLC 2006-CB4 AV3
0.67%	05/25/36	[3]	$6,900,000	$4,296,041
Crystal River 2005-1A A (Cayman Islands)
1.62%	03/02/46	[2,3,4,5]	877,914	395,061
Deutsche Financial Capital Securitization LLC 1997-I A3
6.75%	09/15/27		92,262	96,808
First Franklin Mortgage Loan Asset Backed Certificates 2004-FFH3 2A4
1.06%	10/25/34	[3]	161,937	154,541
First Franklin Mortgage Loan Asset Backed Certificates 2007-FF1 A2D
0.74%	01/25/38	3,†	6,900,000	2,181,245
Fremont Home Loan Trust 2006-3 2A1
0.59%	02/25/37	[3]	14,135	13,867
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		79,033	59,476
Green Tree Home Improvement Loan Trust 1995-D B2
7.45%	09/15/25		167,732	125,226
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		25,915	19,726
Green Tree Recreational Equipment & Consumer Trust 1996-C Certificates
7.65%	10/15/17		16,648	14,411
HFC Home Equity Loan Asset Backed Certificates 2004-1 A
0.90%	09/20/33	[3]	844,249	626,216
HFC Home Equity Loan Asset Backed Certificates 2007-1 M1
0.93%	03/20/36	3,†	660,000	210,390
HFC Home Equity Loan Asset Backed Certificates 2007-2 M1
0.86%	07/20/36	3,†	650,000	286,015
HFC Home Equity Loan Asset Backed Certificates 2007-2 M2
0.92%	07/20/36	[3]	650,000	116,307
HSI Asset Securitization Corp. Trust 2006-HE2 2A1
0.57%	12/25/36	[3]	131,745	76,462
IndyMac Manufactured Housing Contract 1997-1 A3
6.61%	02/25/28		939,355	701,314
IndyMac Manufactured Housing Contract 1997-1 A4
6.75%	02/25/28		463,829	347,923
IndyMac Manufactured Housing Contract 1998-1 A4
6.49%	09/25/28		231,448	158,102

Annual Report March 2009 / 79

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
IndyMac Manufactured Housing Contract 1998-1 A5
6.96%	09/25/28	[3]	$826,598	$576,331
IndyMac Manufactured Housing Contract 1998-2 A2
6.17%	12/25/11		189,722	154,884
IndyMac Manufactured Housing Contract 1998-2 A4
6.64%	12/25/27	[3]	403,865	332,812
Inman Square Funding Ltd. 2004-1A I (Cayman Islands)
1.74%	10/20/34	[2,3,4,5]	791,374	648,927
Inman Square Funding Ltd. 2005-2A I (Cayman Islands)
1.86%	10/06/40	[2,3,4,5]	13,587,226	2,038,084
Ivy Lane CDO Ltd. 2006-1A A1 (Cayman Islands)
1.56%	02/05/46	[2,3,4,5]	14,824,124	1,630,654
Lehman ABS Mortgage Loan Trust 2007-1 2A1
0.61%	06/25/37	[3,4]	239,756	181,940
Long Beach Asset Holdings Corp. 2006-11 N1 (Cayman Islands)
6.75%	01/25/47	[2,4,5]	763,709	–
Merrill Lynch Mortgage Investors, Inc. 2004-HE2 A2C
1.10%	08/25/35	[3]	1,389,210	766,169
Mid-State Trust 11 B
8.22%	07/15/38		19,456	14,631
Mid-State Trust 2004-1 B
8.90%	08/15/37		1,499,852	970,188
Mid-State Trust 6 A4
7.79%	07/01/35		59,420	45,851
Morgan Stanley ABS Capital I 2007-HE1 A2D
0.75%	11/25/36	3,†	6,900,000	2,034,274
Nationstar Home Equity Loan Trust 2007-A AV4
0.75%	03/25/37	[3]	5,000,000	1,574,344
Oakwood Mortgage Investors, Inc. 1998-A A4
6.20%	05/15/28		3,927	3,359
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17		237,041	192,590
Oakwood Mortgage Investors, Inc. 1999-A A2
5.89%	04/15/29		235,097	163,539
Oakwood Mortgage Investors, Inc. 2001-D A2
5.26%	01/15/19	[3]	195,242	91,028
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22	[3]	11,631	5,680
Oakwood Mortgage Investors, Inc. 2001-D A4
6.93%	09/15/31	[3]	703,268	368,191

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Oakwood Mortgage Investors, Inc. 2002-A AIO (IO)
6.00%	02/15/10	5,†	$197,318	$9,444
Oakwood Mortgage Investors, Inc. 2002-B A2
5.19%	09/15/19	[3]	229,586	143,420
Oakwood Mortgage Investors, Inc. 2002-B AIO (IO)
6.00%	05/15/10	5,†	2,018,174	117,707
PAMCO CLO 1998-1A B2 (Cayman Islands)
2.52%	05/01/10	2,3,4,5,†	973,780	146,131
RAAC 2007-RP1 M4
2.52%	05/25/46	[3,4]	16,619	166
Residential Asset Mortgage Products, Inc. 2007-RZ1 A1
0.59%	02/25/37	[3]	123,010	99,675
Residential Asset Securities Corp. 2007-KS2 AI1
0.59%	02/25/37	[3]	151,392	133,155
Specialty Underwriting & Residential Finance 2004-BC4 A2C
1.01%	10/25/35	3,†	2,360,738	1,352,033
Structured Asset Receivables Trust 2003-1A CTFS
1.63%	01/21/10	3,4,†	263,510	221,373
Structured Asset Receivables Trust 2005-1A CTFS
1.63%	01/21/15	[3,4]	14,158,750	10,335,887
Terwin Mortgage Trust 2004-7HE A1
1.07%	07/25/34	[3,4]	122,539	66,047
Terwin Mortgage Trust 2007-9SL M1
3.02%	06/25/38	3,4,5,†	662,983	1,672
Terwin Mortgage Trust NIM 2007-4 N1
10.00%	05/25/38	4,†	1,157,719	1,210
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30	[3]	585	201
Wells Fargo Home Equity Trust 2007-2 M1
0.89%	04/25/37	[3]	5,000,000	334,504

Total Asset-Backed Securities (Cost $126,903,791)				54,107,046

CORPORATES — 28.77%*
Automotive — 0.22%
General Motors Corp.
7.38%	05/23/48	[6]	2,600,000	286,000

Banking — 4.37%
BAC Capital Trust XV
2.06%	06/01/56	[3]	1,950,000	509,888
Chase Capital II B
1.67%	02/01/27	[3]	2,305,000	956,575
Chase Capital VI
1.80%	08/01/28	[3]	1,000,000	397,821

80 / Annual Report March 2009

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Credit Suisse/Guernsey 1 (Switzerland)
1.93%	05/29/49	[2,3]	$4,900,000	$1,764,000
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[3,4]	1,000,000	422,038
JPMorgan Chase & Co. 1
7.90%	12/31/49	[3]	1,000,000	643,951
NB Capital Trust IV
8.25%	04/15/27		2,010,000	873,369

				5,567,642

Consumer Discretionary — 0.85%
Altria Group, Inc.
8.50%	11/10/13		1,000,000	1,085,585

Electric — 1.45%
Calpine Construction Finance Co., LP
10.25%	08/26/11	[3,4]	750,000	714,375
Power Contract Financing LLC
6.26%	02/01/10	[4]	1,156,253	1,127,441

				1,841,816

Energy — 2.28%
Sabine Pass LNG LP
7.25%	11/30/13		850,000	603,500
Southern Union Co.
7.20%	11/01/66	[3]	4,555,000	2,300,275

				2,903,775

Finance — 6.79%
Citigroup Capital XXI
8.30%	12/21/57	[3]	930,000	448,453
Ford Motor Credit Co. LLC
4.01%	01/13/12	[3]	4,000,000	2,525,000
GMAC LLC
3.46%	12/01/14	[3,4]	1,538,000	770,922
7.25%	03/02/11	[4]	1,266,000	937,764
Goldman Sachs Group, Inc. (The)
1.42%	02/06/12	[3]	750,000	648,718
1.85%	01/12/15	[3]	750,000	554,337
Morgan Stanley (MTN)
1.59%	10/18/16	[3]	4,050,000	2,754,000

				8,639,194

Insurance — 0.48%
Farmers Exchange Capital
7.05%	07/15/28	[4]	1,000,000	608,006

Materials — 0.30%
Noranda Aluminium Holding Corp. (PIK)
8.35%	11/15/14		1,825,000	383,250

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) — 1.52%
HCP, Inc.
7.07%	06/08/15	[6]	$500,000	$371,701
HRPT Properties Trust
1.92%	03/16/11	[3]	750,000	576,374
Shurgard Storage Centers LLC
7.75%	02/22/11		1,000,000	985,337

				1,933,412

Secured Assets — 0.50%
Ingress I Ltd. B-A (Cayman Islands)
7.38%	03/30/40	2,4,†	1,000,000	640,023

Transportation — 10.01%
American Airlines Pass Through Trust 1999-1
6.86%	10/15/10		8,301	8,010
American Airlines Pass Through Trust 2001-02
6.98%	04/01/11		47,691	41,968
Continental Airlines, Inc. 1997-1 A
7.46%	04/01/15		3,921,875	2,843,360
Continental Airlines, Inc. 2007-1 A
5.98%	04/19/22		2,950,000	2,197,750
Continental Airlines, Inc. 2007-1 B
6.90%	04/19/22		2,650,000	1,444,250
Delta Air Lines, Inc. 2001-1 A2
7.11%	09/18/11		6,070,000	5,129,150
Northwest Airlines, Inc. 2001 1A-2
6.84%	04/01/11		1,200,000	1,080,000
UAL Pass Through Trust 2001-1 A1
6.07%	03/01/13		189	187

				12,744,675

Total Corporates (Cost $48,844,336)				36,633,378

BANK LOANS — 10.24%*
Automotive — 0.38%
General Motors Corp. Strip II
4.50%	07/20/11	[7]	1,550,000	480,500

Basic Industry — 0.70%
Murray Bank Loan 3rd Lien
13.02%	07/28/11	[5,7]	1,108,626	886,901

Communications — 1.33%
Cebridge 2nd Lien (PIK)
6.50%	05/05/14	[7]	2,468,438	1,690,880

Consumer Discretionary — 0.82%
Tribune 1st Lien Term Loan B
0.00%	06/04/14	[7,8]	3,969,987	1,049,919

Annual Report March 2009 / 81

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric — 2.34%
Boston Generating LLC 1st Lien
2.39%	12/19/13	[7]	$2,947,397	$1,773,796
Calpine CCFC I Term Loan
7.22%	08/26/09	[7]	494,764	492,291
TPF Generation Holdings LLC 2nd Lien
4.77%	12/15/14	[7]	1,000,000	712,500

				2,978,587

Finance — 0.33%
Kelson 1st Lien
4.47%	03/16/13	[7]	539,368	422,205

Health Care — 0.62%
Carestream Health, Inc. Term Loan
6.05%	10/30/13	[7]	2,250,000	788,303

Insurance — 0.67%
Asurion Corp. Term Loan
3.81%	07/03/14	[7]	1,000,000	855,833

Transportation — 3.05%
Northwest Air (DIP)
2.57%	05/21/12	[7]	3,686,502	3,299,420
United Air Lines, Inc.
2.56%	02/01/14	[7]	1,201,828	586,559

				3,885,979

Total Bank Loans (Cost $20,997,283)				13,039,107

MORTGAGE-BACKED — 49.16%**
Commercial Mortgage-Backed — 3.05%
Bayview Commercial Asset Trust 2007-1 A1
0.74%	03/25/37	3,4,†	4,801,513	2,641,027
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 AM
6.26%	02/15/51	[3]	1,100,000	392,041
Opteum Mortgage Acceptance Corp. 2005-5 2A1B
5.64%	12/25/35	[3]	1,310,866	815,994
Structured Asset Securities Corp. 1996-CFL H
7.75%	02/25/28	[4]	31,240	31,103

				3,880,165

Non-Agency Mortgage-Backed — 8.72%
Banco de Credito Y Securitizacion SA 2001-1 AF (Argentina)
8.00%	05/31/10	2,4,5,†	707,247	106,408
BHN I Mortgage Fund 2000-1 AF (Argentina)
8.00%	03/31/11	[2,4,5]	3,710	547
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
3.62%	05/20/46	[5]	37,444,503	374,445

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Harborview Mortgage Loan Trust 2005-1 X (IO)
3.33%	03/19/35	[5,9]	$5,706,718	$77,576
Harborview Mortgage Loan Trust 2006-1 X1 (IO)
3.86%	03/19/37	[5]	23,842,183	506,646
Harborview Mortgage Loan Trust 2006-4 X1 (IO)
4.09%	05/19/47	[5]	50,772,657	1,142,385
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
3.80%	12/25/34	[5,9]	1,344,012	10,080
Lehman XS Trust 2007-12N 1A3A
0.72%	07/25/47	[3]	10,120,000	1,224,619
Morgan Stanley Mortgage Loan Trust 2006-7 5A2
5.96%	06/25/36	[3]	3,500,000	1,470,000
Terwin Mortgage Trust NIM 2007-2 N1
7.50%	04/25/38	[4]	2,849,942	–
Washington Mutual Mortgage Pass-Through Certificates 2006-AR9 1XPP (IO)
0.97%	08/25/46	5,9,†	240,018,982	582,675
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 XPPP (IO)
1.22%	02/25/47	[5,9]	201,682,276	2,268,849
Washington Mutual Mortgage Pass-Through Certificates 2007-OA2 1XPP (IO)
1.32%	03/25/47	5,9,†	198,640,579	2,136,900
Washington Mutual Mortgage Pass-Through Certificates 2007-OA3 CXPP (IO)
1.06%	04/25/47	5,9,†	125,129,274	1,100,758
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		109,718	104,354

				11,106,242

U.S. Agency Mortgage-Backed — 37.39%
Fannie Mae 1993-80 S
10.19%	05/25/23	[3]	19,922	20,672
Fannie Mae 2000-45 SA (IO)
7.39%	12/18/30		3,240,863	307,993
Fannie Mae 2001-42 SB
8.50%	09/25/31	[3]	2,545	2,807
Fannie Mae 2003-107 SQ (IO)
7.13%	05/25/33		428,100	17,120
Fannie Mae 2003-124 IO (IO)
5.25%	03/25/31		214,226	14,446
Fannie Mae 2003-124 TS
9.80%	01/25/34	[3]	48,114	53,702
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32		2,025,087	161,754

82 / Annual Report March 2009

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae 2003-85 IP (IO)
5.50%	12/25/28		$92,756	$2,966
Fannie Mae 2005-47 SL
7.50%	06/25/35	[3,10]	1,368,108	1,363,295
Fannie Mae 2007-34 SB (IO)
5.59%	04/25/37	[10]	45,821,722	3,005,827
Fannie Mae FNCL (TBA)
5.00%	04/25/39		25,600,000	26,408,000
Freddie Mac 1602 SN
10.09%	10/15/23	[3]	14,590	16,832
Freddie Mac 2451 SP
15.72%	05/15/09	[3]	4,372	4,417
Freddie Mac 2527 TI (IO)
6.00%	02/15/32		643,213	24,092
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		1,361,245	46,581
Freddie Mac 2596 IJ (IO)
5.00%	01/15/17		461,485	6,461
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		168,516	13,999
Freddie Mac 2657 LX (IO)
6.00%	05/15/18		872,922	86,790
Freddie Mac 2692 EI (IO)
5.50%	08/15/33		261,436	1,580
Freddie Mac 2764 CT
7.50%	03/15/34	[3]	484,263	487,263
Freddie Mac 2764 SH
7.50%	03/15/34	[3]	289,342	292,393
Freddie Mac 2827 JT
8.50%	12/15/32	[3]	165,028	162,289
Freddie Mac 2856 ST
7.00%	09/15/23	[3]	706,911	718,384
Freddie Mac 3242 SA (IO)
5.79%	11/15/36	[10]	53,039,361	4,002,721
Freddie Mac 3260 AS (IO)
5.82%	01/15/37	[3,10]	61,698,154	4,081,826
Freddie Mac 3280 SI (IO)
5.88%	02/15/37	[10]	38,351,136	3,029,809
Freddie Mac 3289 SD (IO)
5.56%	03/15/37	10,†	21,657,693	1,408,072
Freddie Mac 3430 IA (IO)
0.82%	07/15/12	[10]	101,130,615	1,247,952
Ginnie Mae 2001-31 SJ
26.09%	02/20/31	[3]	98,573	122,208
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		155,399	9,857
Ginnie Mae 2003-58 IG (IO)
5.50%	05/17/29		35,462	116

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae 2004-8 SE
13.26%	11/26/23	[3]	$447,833	$484,979

				47,607,203

Total Mortgage-Backed (Cost $56,534,902)				62,593,610

Total Bonds – 130.67% (Cost $253,280,312)				166,373,141

Issues	Maturity Date		Shares	Value
PREFERRED STOCK — 0.63%
Automotive — 0.04%
Corts Trust for Ford Motor Co.
8.00%	07/16/31		700	3,906
Preferred Plus Trust Ford Motor Co.
8.25%	07/16/31		8,100	47,223

				51,129

Communications — 0.58%
Corts Trust for US West Communications
7.50%	11/15/43		7,118	99,652
Preferred Plus Trust Citizens Communications Co.
8.38%	10/01/46		12,100	162,140
Preferred Plus Trust Qwest Capital Funding
7.75%	02/15/31		9,650	103,641
8.00%	02/15/31		19,500	234,000
Preferred Plus Trust Verizon Global Funding Corp.
7.63%	12/01/30		6,100	144,814

				744,247

Finance — 0.01%
Terwin Mortgage Trust 2005-13SL P
0.00%[3,4,5]			1,000	2,200
Terwin Mortgage Trust 2005-P1 A
0.00%[5,7]			570	114
Terwin Mortgage Trust 2006-1 2P
0.00%[4,5]			1,000	2,000
Terwin Mortgage Trust 2006-4SL P
0.00%[3,5]			410	5,740

				10,054

Total Preferred Stock (Cost $4,908,671)				805,430

Annual Report March 2009 / 83

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2009

			Contracts	Value
CALL OPTIONS PURCHASED — 0.03%
Finance — 0.03%
Financial Select Sector SPDR Fund, Call
Strike $20, expires 01/16/10
			135	$31,050

Total Call Options Purchased (Cost $175,500)				31,050

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 48.52%
Commercial Paper — 2.60%
National Rural Utilities Cooperative Finance Corp.
0.45%[11]	04/24/09		$2,265,000	2,264,349
Rabobank USA Finance Corp.
0.74%[11]	05/11/09		1,045,000	1,044,445

				3,308,794

Money Market Fund — 38.77%
Goldman Sachs Group, Inc. (The)
0.05%[12]			49,359,500	49,359,500

U.S. Agency Discount Notes — 6.93%
Fannie Mae
0.32%[11]	04/29/09		2,680,000	2,679,573
Federal Home Loan Bank
0.01%[11]	04/01/09		2,150,000	2,150,000
0.33%[11]	04/06/09		500,000	499,982
0.39%[11]	05/13/09		1,795,000	1,794,675
0.39%	05/22/09	[9]	325,000	324,933
Freddie Mac
0.19%[11]	04/13/09		475,000	474,948
0.38%[11]	04/27/09		900,000	899,834

				8,823,945

U.S. Treasury Bills — 0.22%
U.S. Treasury Bills
0.18%[11]	05/28/09	[13]	5,000	4,999
0.27%[11]	05/28/09	[13]	280,000	279,963

				284,962

Total Short Term Investments (Cost $61,775,908)				61,777,201

Total Investments – 179.85% (Cost $320,140,391)[1]				228,986,822

Liabilities in Excess of Other
Assets – (79.85)%				(101,665,033)

NET ASSETS – 100.00%				$127,321,789

Counterparty	Maturity Date	Principal Amount	Net Closing Amount
REVERSE REPURCHASE AGREEMENTS
Barclays Bank PLC, 2.25%	04/08/09	$(7,445,000)	$(7,445,000)

Total Reverse Repurchase Agreements		$(7,445,000)	$(7,445,000)

Contracts			Unrealized Depreciation
FUTURES CONTRACTS: SHORT POSITIONS
76	U.S. Treasury Thirty Year Bond, Expiration June 2009		$(249,362)

	Net unrealized depreciation		$(249,362)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 2.98% semi-annually. Counterparty: Citigroup, Inc.

	09/22/10	$ 5,685	$ 144,316

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.54% semi-annually. Counterparty: Citigroup, Inc.

	09/22/10	8,500	286,636

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.86% semi-annually. Counterparty: Barclays Capital, Inc.

	10/27/14	4,380	283,510

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 4.27% semi-annually. Counterparty: CS First Boston

	10/30/14	10,350	870,515

The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 4.29% semi-annually. Counterparty: Citigroup, Inc.

	10/30/14	3,700	314,237

The Fund pays a fixed rate equal to 4.10% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Citigroup, Inc.

	10/24/38	2,025	(359,307)

The Fund pays a fixed rate equal to 4.02% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.

	10/27/39	1,150	(151,592)

The Fund pays a fixed rate equal to 4.31% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Citigroup, Inc.

	10/30/39	1,000	(188,392)

The Fund pays a fixed rate equal to 4.32% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: CS First Boston

	10/30/39	2,800	(528,826)

			$671,097

84 / Annual Report March 2009

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Expiration Date	Notional Amount (000’s)[b]	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 0.76% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Macy’s Retail Holdings, Inc. 6.63%, due 04/01/11. Counterparty: Citigroup, Inc.

	09/20/12	$1,775	$308,546

The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of Home Depot, Inc. 3.75%, due 09/15/09. Counterparty: Morgan Stanley

	09/20/12	2,500	102,112

The Fund pays a fixed rate equal to 1.24% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 7.88%, due 08/01/11. Counterparty: UBS AG

	12/20/12	2,000	95,991

The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	700	16,654

The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	475	9,937

The Fund pays a fixed rate equal to 3.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: CS First Boston

	12/20/12	400	(14,782)

The Fund pays a fixed rate equal to 3.88% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	45	(1,813)

The Fund pays a fixed rate equal to 3.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	100	(4,130)

The Fund pays a fixed rate equal to 3.87% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	12/20/12	155	(6,195)

The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc. (The)

	12/20/12	700	81,312

The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Morgan Stanley

	12/20/12	1,050	118,542

The Fund pays a fixed rate equal to 0.58% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: UBS AG

	12/20/12	700	78,571

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	300	10,366

Issues	Expiration Date	Notional Amount (000’s)[b]	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 0.39% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: CS First Boston

	12/20/12	$375	$13,224

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Goldman Sachs Group, Inc. (The)

	12/20/12	1,000	33,134

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

	12/20/12	750	24,851

The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc., 6.13%, due 12/01/12. Counterparty: UBS AG

	12/20/12	1,000	104,878

The Fund pays a fixed rate equal to 1.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc., 6.13%, due 12/01/12. Counterparty: UBS AG

	12/20/12	1,300	133,462

The Fund pays a fixed rate equal to 4.62% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/13	800	(55,383)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG

	03/20/13	300	(6,861)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley

	03/20/13	300	(6,861)

The Fund pays a fixed rate equal to 0.82% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Arrow Electronics, Inc., 6.88%, due 06/01/18. Counterparty: Citigroup, Inc.

	03/20/14	345	6,687

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Hewlett Packard Co., 5.40%, due 03/01/17. Counterparty: Citigroup, Inc.

	03/20/14	345	(2,851)

The Fund pays a fixed rate equal to 2.49% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp., 6.88%, due 11/15/12. Counterparty: UBS AG

	12/20/14	2,500	(104,738)

The Fund pays a fixed rate equal to 4.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/15	800	(63,692)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.

	03/20/15	600	(25,087)

Annual Report March 2009 / 85

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2009

		Issues	Expiration Date	Notional Amount (000’s)[b]	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 3.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Securitized Asset Backed Receivables LLC Trust 2005-EC1 B3, 3.37%, due 01/25/35. Counterparty: JPMorgan Chase & Co.

			01/25/35	$223	$198,121

					$1,043,995

Issues	Expiration Date	Credit Rating[a]	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES

The Fund receives a fixed rate equal to 6.55% and the Fund will pay to the counterparty at par including interest accrued in the event of default of General Electric Capital Corp., 5.63%, due 09/15/17. Counterparty: CS First Boston

	12/20/10	AAA	$460	$(18,600)	$(18,600)

The Fund receives a fixed rate equal to 0.50% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the Ameriquest Mortgage Securities, Inc. 2004-R7 A4, 1.04%, due 08/25/34. Counterparty: Deutsche Bank AG

	07/25/34	AAA	939	(104,176)	(104,176)

				$(122,776)	$(122,776)

Issues	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	$(1,669,443)	$3,000	$(590,798)	$(2,260,241)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc. (The)

	08/25/37	(2,427,535)	4,800	(1,188,850)	(3,616,385)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	(576,700)	1,160	(297,260)	(873,960)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	(1,062,047)	2,100	(520,121)	(1,582,168)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	(996,573)	5,890	(3,441,033)	(4,437,606)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	(2,726,052)	5,000	(1,037,300)	(3,763,352)

Issues	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: CS First Boston

	01/25/38	$(2,863,583)	$5,300	$(1,125,570)	$(3,989,153)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Royal Bank of Scotland Group Plc

	01/25/38	(1,689,504)	3,200	(719,041)	(2,408,545)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc. (The)

	01/25/38	(1,715,902)	3,250	(730,277)	(2,446,179)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Morgan Stanley

	01/25/38	(1,071,329)	2,400	(735,080)	(1,806,409)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

	05/25/46	(3,214,979)	4,000	(464,368)	(3,679,347)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	(4,018,724)	5,000	(580,460)	(4,599,184)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	(3,105,758)	3,900	(481,605)	(3,587,363)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

	05/25/46	(2,732,732)	3,400	(394,713)	(3,127,445)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc. (The)

	05/25/46	(2,243,582)	2,800	(331,961)	(2,575,543)

The Fund receives a fixed rate equal to 0.11% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 06-2, due 05/25/46. Counterparty: Citigroup, Inc.

	05/25/46	(410,378)	1,100	(355,326)	(765,704)

		$(32,524,821)		$(12,993,763)	$(45,518,584)

86 / Annual Report March 2009

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2009

[a]	Using Standard & Poor’s rating of the issuer.
[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for Federal income tax purposes is $320,900,217 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$34,967,503
Gross unrealized depreciation	(126,880,898)

Net unrealized depreciation	$(91,913,395)

[2]	U.S. dollar denominated security issued by foreign domiciled entity.
[3]	Floating rate security. The rate disclosed is that in effect at March 31, 2009.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2009 was $29,608,934 representing 23.26% of total net assets.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $14,207,077 which is 11.16% of total net assets.
[6]	Securities, or a portion there of, pledged as collateral for options.
[7]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
07/03/07	Asurion Corp. Term Loan, 3.81%, 07/03/14	$992,456	$855,833	0.67%
12/19/06	Boston Generating LLC 1st Lien, 2.39%, 12/19/13	2,947,396	1,773,796	1.39%
05/09/08	Calpine CCFC I Term Loan, 7.22%, 08/26/09	495,779	492,291	0.39%
04/12/07	Carestream Health, Inc. Term Loan, 6.05%, 10/30/13	2,264,746	788,303	0.62%
05/24/07	Cebridge 2nd Lien (PIK), 6.50%, 05/05/14	2,527,421	1,690,880	1.33%
09/26/07	General Motors Corp. Strip II, 4.50%, 07/20/11	1,430,018	480,500	0.38%
04/16/08	Kelson 1st Lien, 4.47%, 03/16/13	526,188	422,205	0.33%
08/09/06	Murray Bank Loan 3rd Lien, 13.02%, 07/28/11	1,108,626	886,901	0.70%
08/21/06	Northwest Air (DIP), 2.57%, 05/21/12	3,657,587	3,299,420	2.59%
04/19/05	Terwin Mortgage Trust 2005-P1 A, 0.00%,	2,893	114	0.00%
12/21/06	TPF Generation Holdings LLC 2nd Lien, 4.77%, 12/15/14	1,000,000	712,500	0.56%
05/17/07	Tribune 1st Lien Term Loan B, 0.00%, 06/04/14	2,845,238	1,049,919	0.82%
02/01/07	United Air Lines, Inc., 2.56%, 02/01/14	1,201,828	586,559	0.46%

		$21,000,176	$13,039,221	10.24%

[8]	Security is currently in default with regards to scheduled interest or principal payments.
[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2009.
[10]	Securities, or a portion there of, pledged as collateral for reverse repurchase agreements.
[11]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $23,871,429 which is 18.75% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under FAS 157, as discussed in the Notes to Financial Statements.

[12]	Securities, or a portion there of, pledged as collateral for swaps.
[13]	Securities, or a portion there of, pledged as collateral for futures.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(DIP): Defaulted interest payment

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium term note

(PIK): Paid in kind

(STEP): Step coupon bond

(TBA): To be announced

Annual Report March 2009 / 87

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
BONDS – 90.13%
ASSET-BACKED SECURITIES — 27.93%**
ACE Securities Corp. 2004-FM1 B1A
5.77%	09/25/33	[2]	$17,188	$1,285
ACE Securities Corp. 2006-SL1 A
0.68%	09/25/35	[2]	402,497	119,260
Aerco, Ltd. 2A A4 (United Kingdom)
1.08%	07/15/25	[2,3,4]	29,628	23,702
Asset Backed Funding Certificates 2003-WF1 A2
1.60%	12/25/32	[2]	86,925	57,690
Asset Backed Securities Corp. Home Equity 2003-HE4 M2
3.56%	08/15/33	[2]	103,587	54,077
Asset Backed Securities Corp. Home Equity 2005-HE6 A2D
0.80%	07/25/35	[2]	143,619	135,192
Aviation Capital Group Trust 2003-2A B1
3.55%	09/20/33	[2,4]	79,336	21,421
Aviation Capital Group Trust 2003-2A G2
1.35%	09/20/33	[2,4]	67,236	28,912
Bayview Financial Acquisition Trust 2005-A A1
1.52%	02/28/40	[2,4]	153,553	107,487
Bayview Financial Acquisition Trust 2006-B 2A2
0.72%	04/28/36	[2]	110,715	103,481
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1
1.02%	12/28/40	[2,4]	2,550,000	1,989,000
Bear Stearns Asset Backed Securities Trust 2007-HE5 1A2
0.70%	06/25/47	[2]	150,000	64,572
Castle Trust 2003-1AW A1
1.31%	05/15/27	2,4,†	108,085	55,125
Citigroup Mortgage Loan Trust, Inc. 2006-WFH2 A2A
0.67%	08/25/36	[2]	2,015,438	1,253,109
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 M2
2.67%	07/25/37	[2]	114,000	3,444
Conseco Finance 2002-C BF2
8.00%	06/15/32	2,4,†	539,407	335,671
Conseco Finance Home Loan Trust 2000-E M1
8.13%	08/15/31	[2]	46,471	44,434
Conseco Financial Corp. 1997-4 A5
6.88%	02/15/29		94,499	77,429
Contimortgage Home Equity Trust 1999-3 A6 (STEP)
8.18%	12/25/29		377,917	375,149
Countrywide Asset-Backed Certificates 2004-1 2A
0.76%	04/25/34	[2]	5,852	1,557

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Countrywide Asset-Backed Certificates 2007-10 2A2
0.64%	06/25/47	[2]	$110,000	$57,200
Credit-Based Asset Servicing and Securitization LLC 2003-CB1 AF (STEP)
3.95%	01/25/33		109,774	102,185
Credit-Based Asset Servicing and Securitization LLC 2007-CB1 AF1A
0.59%	01/25/37	[2]	141,533	92,760
First Franklin Mortgage Loan Asset Backed Certificates 2005-FF2 M1
0.92%	03/25/35	[2]	1,450,000	1,067,148
First Franklin Mortgage Loan Asset Backed Certificates 2006-FF12 A2
0.56%	09/25/36	[2]	35,655	33,519
GE Capital Mortgage Services, Inc. 1998-HE1 A7
6.47%	06/25/28		3,492	3,486
GMAC Mortgage Corp. Loan Trust 2000-HE2 A1
0.96%	06/25/30	[2]	532,069	209,830
GMAC Mortgage Corp. Loan Trust 2001-HLT2 AII (STEP)
6.05%	04/25/27		98,774	68,134
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		52,597	39,582
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		113,553	86,438
Green Tree Home Improvement Loan Trust 1996-B A
6.45%	10/15/15		3,671	3,669
Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates
7.24%	12/15/22		50,871	35,901
GSAMP Trust 2006-S6 A2 (STEP)
5.55%	10/25/36	[5]	100,000	22,575
HFC Home Equity Loan Asset Backed Certificates 2007-1 M1
0.93%	03/20/36	2,†	1,100,000	350,650
HFC Home Equity Loan Asset Backed Certificates 2007-2 A4
0.85%	07/20/36	[2]	125,000	41,146
HFC Home Equity Loan Asset Backed Certificates 2007-2 M1
0.86%	07/20/36	2,†	1,300,000	572,029
Home Equity Asset Trust 2005-6 1A2
0.80%	12/25/35	[2]	1,549,878	1,023,942
Home Equity Asset Trust 2007-3 2A2
0.70%	08/25/37	2,†	2,800,000	1,260,057
IndyMac Home Equity Loan Asset Backed Trust 2002-A M1
1.65%	05/25/33	[2]	583,177	302,030

88 / Annual Report March 2009

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
IndyMac Manufactured Housing Contract 1997-1 A3
6.61%	02/25/28		$682,340	$509,429
IndyMac Manufactured Housing Contract 1997-1 A4
6.75%	02/25/28		243,693	182,797
Inman Square Funding Ltd. 2005-2A I (Cayman Islands)
1.86%	10/06/40	[2,3,4,5]	2,123,004	318,451
Lehman XS Trust 2006-2N 1A1
0.78%	02/25/46	[2]	94,849	34,456
MASTR Asset Backed Securities Trust 2006-HE4 A1
0.57%	11/25/36	[2]	32,407	30,317
MASTR Asset Backed Securities Trust 2007-HE1 A2
0.67%	05/25/37	[2]	315,000	197,003
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2D
0.77%	06/25/37	[2]	100,000	23,500
Merrill Lynch First Franklin Mortgage Loan Trust 2007-4 2A4
0.77%	07/25/37	[2]	30,000	6,600
Morgan Stanley ABS Capital I 2004-NC2 M2
2.32%	12/25/33	[2]	43,590	25,990
Nationstar Home Equity Loan Trust 2007-B 2AV4
0.84%	04/25/37	[2]	205,000	53,874
Oakwood Mortgage Investors, Inc. 2002-B A1
0.79%	05/15/13	[2]	137,058	67,090
Option One Mortgage Loan Trust 2002-1 A
1.10%	02/25/32	[2]	172,789	122,519
Option One Mortgage Loan Trust 2003-2 A2
1.12%	04/25/33	[2]	121,495	71,850
Option One Mortgage Loan Trust 2003-5 A2
0.84%	08/25/33	[2]	81,904	45,414
Residential Asset Mortgage Products, Inc. 2003-RS1 AII
1.30%	02/25/33	[2]	60,745	26,217
Residential Asset Securities Corp. 2003-KS3 A2
1.12%	05/25/33	[2]	44,328	34,001
Residential Asset Securities Corp. 2007-KS4 A2
0.70%	05/25/37	[2]	100,000	46,436
Residential Funding Mortgage Securities II, Inc. 2006-HSA2 AI1
0.63%	03/25/36	[2]	18,905	18,346
Resmae Mortgage Loan Trust 2006-1 A1B
0.79%	02/25/36	[2,4]	313,877	120,612
SACO I, Inc. 2005-2 A
0.72%	04/25/35	[2,4]	3,541	1,138

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Saxon Asset Securities Trust 2004-1 M1
1.32%	03/25/35	[2]	$270,000	$98,573
Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A
0.65%	05/25/37	[2]	849,420	560,314
SG Mortgage Securities Trust 2006-FRE1 A1B
0.79%	02/25/36	[2]	226,886	153,449
Soundview Home Equity Loan Trust 2007-NS1 A4
0.82%	01/25/37	[2]	50,000	13,566
Structured Asset Receivables Trust 2003-1A CTFS
1.63%	01/21/10	2,4,†	386,043	324,311
Structured Asset Receivables Trust 2005-1A CTFS
1.63%	01/21/15	[2,4]	2,320,948	1,694,292
Structured Asset Securities Corp. 2007-BC2 A3
0.65%	03/25/37	[2]	1,945,000	1,269,849
Terwin Mortgage Trust 2004-13AL 2PX (IO)
0.34%	08/25/34	[4,5]	13,796,135	62,074
Terwin Mortgage Trust 2005-7SL A1
0.79%	07/25/35	[2,4,5]	52,882	49,756
UCFC Home Equity Loan 1998-D MF1
6.91%	04/15/30		260,545	184,695

Total Asset-Backed Securities (Cost $25,870,849)				16,571,197

CORPORATES — 16.97%*
Banking — 3.15%
BAC Capital Trust XV
2.06%	06/01/56	[2]	300,000	78,444
Banponce Trust I A
8.33%	02/01/27		955,000	575,648
Chase Capital II B
1.67%	02/01/27	[2]	850,000	352,750
Credit Suisse USA, Inc.
1.44%	08/16/11	[2]	80,000	74,073
Credit Suisse/Guernsey 1 (Switzerland)
1.93%	05/29/49	[2,3]	1,105,000	397,800
First Chicago NBD Institutional Capital I
1.72%	02/01/27	2,†	65,000	26,976
JPMorgan Chase Capital XIII M
2.18%	09/30/34	[2]	889,000	360,583

				1,866,274

Electric — 2.61%
Entergy Louisiana LLC
5.83%	11/01/10		8,000	7,992
Midwest Generation LLC
8.30%	07/02/09		365,097	359,621

Annual Report March 2009 / 89

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Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Mirant Mid Atlantic LLC A
8.63%	06/30/12		$876,257	$872,971
Power Contract Financing LLC
6.26%	02/01/10	[4]	268,251	261,566
W3A Funding Corp.
8.09%	01/02/17		48,168	47,527

				1,549,677

Finance — 8.62%
Bear Stearns Cos., Inc. (The) (MTN)
1.34%	08/21/09	[2]	45,000	44,921
Capital One Financial Corp. (MTN)
1.57%	09/10/09	[2]	675,000	653,861
Citigroup, Inc.
1.51%	11/05/14	[2]	1,569,000	912,148
2.94%	05/15/18	[2]	305,000	152,792
4.13%	02/22/10		65,000	61,473
Countrywide Home Loans, Inc. (MTN)
4.13%	09/15/09		30,000	29,412
Ford Motor Credit Co. LLC
2.66%	01/15/10	[2]	1,032,000	842,370
4.01%	01/13/12	[2]	766,000	483,537
General Electric Capital Corp. A (MTN)
1.58%	09/15/14	[2]	25,000	18,065
Goldman Sachs Group, Inc. (The)
1.42%	02/06/12	[2]	30,000	25,949
1.83%	09/29/14	[2]	40,000	29,803
Goldman Sachs Group, Inc. B (The) (MTN)
1.52%	07/22/15	[2]	400,000	272,000
Lehman Brothers Holdings, Inc. (MTN)
2.91%	11/16/09	[6]	1,200,000	139,500
3.00%	07/18/11	[6]	620,000	72,075
MBNA Capital A
8.28%	12/01/26		850,000	365,016
MBNA Capital B
1.97%	02/01/27	[2]	845,000	296,470
Morgan Stanley
6.75%	04/15/11		105,000	105,130
Morgan Stanley (MTN)
1.59%	10/18/16	[2]	500,000	340,000
Woodbourne Capital Trust I
1.60%	04/08/49	[2,4,5]	150,000	67,500
Woodbourne Capital Trust II
1.65%	04/08/49	[2,4,5]	150,000	67,500
Woodbourne Capital Trust III
1.63%	04/08/49	[2,4,5]	150,000	67,500

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Woodbourne Capital Trust IV
1.63%	04/08/49	[2,4,5]	$150,000	$67,500

				5,114,522

Real Estate Investment Trust (REIT) — 1.89%
BRE Properties, Inc.
5.75%	09/01/09		35,000	34,882
CPG Partners LP
8.25%	02/01/11		35,000	33,658
First Industrial LP
5.25%	06/15/09		475,000	453,135
HRPT Properties Trust
1.92%	03/16/11	[2]	767,000	589,439
Rouse Co. LP (The)
3.63%	03/15/09	[6]	40,000	11,600

				1,122,714

Transportation — 0.70%
American Airlines Pass Through Trust 1999-1
6.86%	10/15/10		3,861	3,726
American Airlines Pass Through Trust 2001-02
6.98%	04/01/11	[7]	15,897	13,989
American Airlines Pass Through Trust 2003-1 (AMBAC)
3.86%	07/09/10		40,615	35,054
Continental Airlines, Inc. 2002-1 G1
1.69%	02/15/13	[2]	32,056	26,767
Delta Air Lines, Inc. 2001-1 A1
6.62%	03/18/11	[7]	77,644	69,491
UAL Pass Through Trust 2000-2 A
7.03%	10/01/10		248,698	241,237
UAL Pass Through Trust 2001-1 A2
6.20%	09/01/08	[7]	26,456	26,191

				416,455

Total Corporates (Cost $15,664,995)				10,069,642

BANK LOANS — 4.30%*
Consumer Discretionary — 0.44%
Tribune 1st Lien Term Loan B
0.00%	06/04/14	[6,8]	987,500	261,158

Electric — 1.33%
Calpine CCFC I Term Loan
7.22%	08/26/09	[8]	791,623	787,665

Finance — 0.28%
Kelson 1st Lien
4.47%	03/16/13	[8]	215,747	168,883

90 / Annual Report March 2009

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Transportation — 2.25%
Northwest Air (DIP)
2.57%	05/21/12	[8]	$1,107,437	$991,156
United Air Lines, Inc.
2.56%	02/01/14	[8]	702,222	342,724

				1,333,880

Total Bank Loans (Cost $3,714,684)				2,551,586

MORTGAGE-BACKED — 40.93%**
Commercial Mortgage-Backed — 7.96%
Bayview Commercial Asset Trust 2004-3 A1
0.89%	01/25/35	2,4,†	73,162	61,824
Bayview Commercial Asset Trust 2005-1A A1
0.82%	04/25/35	[2,4]	1,327,627	770,602
Bayview Commercial Asset Trust 2005-2A A1
0.83%	08/25/35	[2,4]	679,403	503,799
Bayview Commercial Asset Trust 2007-1 A1
0.74%	03/25/37	2,4,†	2,720,857	1,496,582
Bayview Commercial Asset Trust 2007-2A A1
0.79%	07/25/37	[2,4]	177,153	99,634
Bayview Commercial Asset Trust 2007-3 A1
0.76%	07/25/37	[2,4]	2,673,231	1,523,741
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 AM
6.26%	02/15/51	[2]	750,000	267,301

				4,723,483

Non-Agency Mortgage-Backed — 24.19%
Alliance Bancorp Trust 2007-OA1 A1
0.76%	07/25/37	[2]	2,967,626	1,062,654
American Home Mortgage Assets 2006-2 2A1
0.71%	09/25/46	[2]	2,090,929	807,923
American Home Mortgage Assets 2007-4 A2
0.71%	08/25/37	[2]	2,095,000	1,045,977
American Home Mortgage Investment Trust 2004-2 2A
3.56%	02/25/44	[2]	91,702	52,415
American Home Mortgage Investment Trust 2007-2 11A1
0.75%	03/25/47	[2]	119,239	46,926
Banc of America Mortgage Securities, Inc. 2003-A 2A2
5.49%	02/25/33	[2]	11,584	9,156
Bear Stearns Mortgage Funding Trust 2006-AR3 2A1
0.72%	11/25/36	[2]	1,626,172	588,001
Bear Stearns Mortgage Funding Trust 2007-AR4 2A1
0.73%	06/25/37	[2]	1,680,827	607,733

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Chevy Chase Mortgage Funding Corp. 2004-1A A1
0.80%	01/25/35	[2,4]	$746,667	$659,023
Chevy Chase Mortgage Funding Corp. 2005-2A A1
0.70%	05/25/36	[2,4]	771,117	611,817
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.15%	02/25/34	[2]	692,634	450,980
Countrywide Alternative Loan Trust 2005-16 A5
0.80%	06/25/35	[2]	181,801	31,223
Countrywide Alternative Loan Trust 2005-17 1X3 (IO)
3.51%	06/25/35	[5,9]	156,568	2,300
Countrywide Alternative Loan Trust 2005-27 2A1
2.98%	08/25/35	[2]	1,402,159	530,719
Countrywide Alternative Loan Trust 2005-27 3A2
2.73%	08/25/35	[2]	110,125	37,107
Countrywide Alternative Loan Trust 2005-51 2A2A
0.84%	11/20/35	[2]	61,597	51,768
Countrywide Alternative Loan Trust 2005-59 1A1
0.85%	11/20/35	[2]	1,417,894	571,128
Countrywide Alternative Loan Trust 2005-61 2A1
0.80%	12/25/35	[2]	704,849	283,770
Countrywide Alternative Loan Trust 2005-72 A1
0.79%	01/25/36	[2]	1,029,698	403,440
Countrywide Alternative Loan Trust 2006-OA12 A2
0.76%	09/20/46	[2]	2,496,205	739,156
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
3.62%	05/20/46	[5]	5,680,030	56,800
CS First Boston Mortgage Securities Corp. 1997-2 A
7.50%	06/25/20	[4]	14,243	13,053
Deutsche Bank Alternate Loan Trust 2006-AR6 A3
0.61%	02/25/37	[2]	50,332	45,831
Downey Savings & Loan Association Mortgage Loan Trust 2004-AR1 A2A
0.97%	09/19/44	[2]	72,430	33,389
Downey Savings & Loan Association Mortgage Loan Trust 2004-AR3 2A2A
0.93%	07/19/44	[2]	21,085	9,219

Annual Report March 2009 / 91

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Downey Savings & Loan Association Mortgage Loan Trust 2005-AR2 2A1A
0.77%	03/19/45	[2]	$168,551	$66,173
Fifth Third Mortgage Loan Trust 2002-FTB1 5A1
5.17%	11/19/32	[2]	28,554	24,312
First Horizon Asset Securities, Inc. 2003-AR1 2A1
4.21%	03/25/33	[2]	18,900	15,365
Harborview Mortgage Loan Trust 2004-8 2A4A
0.96%	11/19/34	[2]	98,482	49,172
Harborview Mortgage Loan Trust 2005-1 X (IO)
3.33%	03/19/35	[5,9]	2,201,650	29,929
Harborview Mortgage Loan Trust 2005-10 X (IO)
3.50%	11/19/35	[5]	212,375	1,327
Harborview Mortgage Loan Trust 2005-11 2A1A
0.87%	08/19/45	[2]	200,287	77,252
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
0.91%	12/25/34	[2]	266,616	132,451
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
3.80%	12/25/34	[5,9]	903,579	6,777
Indymac Index Mortgage Loan Trust 2004-AR5 2A1A
0.95%	08/25/34	[2]	36,793	15,909
IndyMac Index Mortgage Loan Trust 2004-AR5 2A1B
0.92%	08/25/34	[2]	44,239	18,905
IndyMac Index Mortgage Loan Trust 2004-AR7 A2
0.95%	09/25/34	[2]	205,587	102,512
IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A
0.92%	11/25/34	[2]	84,283	31,521
IndyMac Index Mortgage Loan Trust 2005-AR18 2A1A
0.83%	10/25/36	[2]	202,236	75,160
IndyMac Index Mortgage Loan Trust 2005-AR18 2A1B
1.30%	10/25/36	[2]	141,348	54,202
IndyMac Index Mortgage Loan Trust 2005-AR2 2A2A
0.86%	02/25/35	[2]	116,568	51,476
IndyMac Index Mortgage Loan Trust 2006-AR2 1A1A
0.74%	04/25/46	[2]	153,464	55,070
Lehman XS Trust 2007-12N 1A3A
0.72%	07/25/47	[2]	4,000,000	484,039

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Seasoned Securities Trust 2004-1 4A1
5.01%	10/25/32	[2]	$286,936	$233,822
Morgan Stanley Mortgage Loan Trust 2004-2AR 1A
5.43%	02/25/34	[2]	3,934	2,393
Residential Accredit Loans, Inc. 2002-QS17 NB1
6.00%	11/25/32		25,204	25,218
Residential Asset Mortgage Products, Inc. 2003-SL1 A11
7.13%	03/25/16		230,407	233,804
Residential Asset Mortgage Products, Inc. 2003-SL1 A41
8.00%	04/25/31		50,386	50,176
Residential Asset Mortgage Products, Inc. 2004-SL1 A2
8.50%	11/25/31		23,463	24,097
Structured Asset Mortgage Investments, Inc. 2005-AR7 1A1
6.96%	12/27/35	[2]	2,068,288	785,949
Structured Asset Mortgage Investments, Inc. 2006-AR5 1A1
0.73%	05/25/46	[2]	152,059	55,494
Structured Asset Mortgage Investments, Inc. 2006-AR8 A1A
0.72%	10/25/36	[2]	2,095,255	795,558
Structured Asset Securities Corp. 2001-15A 4A1
6.00%	10/25/31	[2]	7,481	6,695
Structured Asset Securities Corp. 2002-5A 6A
6.28%	04/25/32	[2]	39,746	34,260
Structured Asset Securities Corp. 2003-15A 2A1
4.93%	04/25/33	[2]	86,824	49,913
Summit Mortgage Trust 2000-1 B5
7.01%	12/28/12	[2,4]	7	7
Terwin Mortgage Trust NIM 2007-2 N1
7.50%	04/25/38	[4]	1,481,970	–
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
2.40%	04/25/47	[2]	1,999,187	791,429
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
4.54%	01/25/33	[2]	112,620	93,047
Washington Mutual Mortgage Pass-Through Certificates 2002-AR6 A
3.03%	06/25/42	[2]	20,974	15,827
Washington Mutual Mortgage Pass-Through Certificates 2006-AR4 1A1A
2.57%	05/25/46	[2]	1,887,700	750,361

92 / Annual Report March 2009

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 XPPP (IO)
1.22%	02/25/47	[5,9]	$1,696,428	$19,084
Washington Mutual Mortgage Pass-Through Certificates 2007-OA3 CXPP (IO)
1.06%	04/25/47	5,9,†	2,050,506	18,038
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		343,822	327,012

				14,355,244

U.S. Agency Mortgage-Backed — 8.78%
Fannie Mae 1997-91 SL (IO)
7.50%	11/25/23		353,059	41,868
Fannie Mae 2002-94 BJ (IO)
5.50%	04/25/16		833	–
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32		493,924	39,452
Fannie Mae 2003-62 IG (IO)
5.00%	10/25/31		1,000,000	128,057
Fannie Mae 2003-91 IQ (IO)
5.50%	06/25/26		140,345	888
Fannie Mae G-36 ZB
7.00%	11/25/21		3,911	4,130
Fannie Mae Pool 646884
5.49%	05/01/32	[2,10]	208,139	209,773
Fannie Mae Pool 802665
5.74%	12/01/34	[2]	29,328	30,159
Fannie Mae Pool 887714
6.03%	08/01/36	[2,10,11]	1,726,609	1,790,268
Freddie Mac 2 L
8.00%	11/25/22		30,518	32,620
Freddie Mac 2080 PJ
6.50%	08/15/28		615,756	650,210
Freddie Mac Gold G12393
5.50%	10/01/21		94,263	98,759
Freddie Mac Non Gold Pool 1J0780
5.81%	12/01/37	[2]	32,862	34,119
Freddie Mac Non Gold Pool 1L0113
5.34%	05/01/35	[2,10]	501,842	518,881
Freddie Mac Non Gold Pool 781908
4.56%	09/01/34	[2]	85,445	85,742
Freddie Mac Non Gold Pool 788498
4.64%	02/01/30	[2,10]	391,413	396,352
Freddie Mac Non Gold Pool 847288
4.16%	05/01/34	[2,10]	805,292	809,946
Ginnie Mae 2003-82 IO (IO)
5.50%	03/20/29		17,480	156

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 80968
4.63%	07/20/34	[2,10]	$334,478	$335,010

				5,206,390

Total Mortgage-Backed (Cost $43,946,550)				24,285,117

Total Bonds – 90.13% (Cost $89,197,078)				53,477,542

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 29.34%
Money Market Fund — 10.39%
Goldman Sachs Group, Inc. (The)
0.05%[11]			$6,166,000	6,166,000

U.S. Agency Discount Notes — 18.95%
Fannie Mae
0.23%[12]	07/06/09		1,335,000	1,334,342
0.34%[12]	05/20/09	[13]	6,305,000	6,303,753
Federal Home Loan Bank
0.01%[12]	04/01/09		855,000	855,000
Freddie Mac
0.16%[12]	05/04/09		30,000	29,996
0.23%[12]	06/15/09		1,480,000	1,479,491
0.25%[12]	06/23/09		700,000	699,734
0.26%	06/17/09	[9]	540,000	539,809

				11,242,125

Total Short Term Investments (Cost $17,405,840)				17,408,125

Total Investments – 119.47% (Cost $106,602,918)[1]				70,885,667

Liabilities in Excess of Other Assets – (19.47)%				(11,551,253)

Net Assets – 100.00%				$59,334,414

Counterparty	Maturity Date		Principal Amount	Net Closing Amount
REVERSE REPURCHASE AGREEMENTS
Goldman Sachs Group, Inc. (The), 0.75%	04/09/09		$(3,348,000)	$(3,348,000)

Total Reverse Repurchase Agreements			$(3,348,000)	$(3,348,000)

Annual Report March 2009 / 93

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2009

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
170	S&P 500 Index,
	Expiration June 2009	$3,054,936

	Net unrealized appreciation	$3,054,936

Contracts		Unrealized Depreciation
FUTURES CONTRACTS: SHORT POSITIONS
11	U.S. Treasury Two Year Note, Expiration June 2009	$(12,447)

	Net unrealized depreciation	$(12,447)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: TOTAL RETURN

The Fund pays a floating rate based on 3-month USD LIBOR minus 20 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: Goldman Sachs Group, Inc. (The)

	01/01/11	$10	$(366,250)

The Fund pays a floating rate based on 3-month USD LIBOR minus 25 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: Goldman Sachs Group, Inc. (The)

	01/01/11	10	1,016,590

			$650,340

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 2.98% semi-annually. Counterparty: Citigroup, Inc.
	09/22/10	$2,418	$61,382
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 3.86% semi-annually. Counterparty: Barclays Capital, Inc.
	10/27/14	3,330	215,545
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 4.27% semi-annually. Counterparty: CS First Boston
	10/30/14	5,360	450,817
The Fund pays a floating rate based on 3-month USD LIBOR quarterly and the Fund receives from the counterparty a fixed rate equal to 4.29% semi-annually. Counterparty: Citigroup, Inc.
	10/30/14	1,920	163,064
The Fund pays a fixed rate equal to 4.02% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.
	10/27/39	875	(115,342)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE (continued)
The Fund pays a fixed rate equal to 4.31% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Citigroup, Inc.
	10/30/39	$520	$(97,964)
The Fund pays a fixed rate equal to 4.32% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: CS First Boston
	10/30/39	1,450	(273,856)

			$403,646

Issues	Expiration Date	Notional Amount (000’s)[b]	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	$300	$7,137

The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	200	4,184

The Fund pays a fixed rate equal to 0.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley, 6.60%, due 04/01/12. Counterparty: JPMorgan Chase & Co.

	12/20/12	295	28,932

The Fund pays a fixed rate equal to 3.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: CS First Boston

	12/20/12	325	(12,010)

The Fund pays a fixed rate equal to 3.88% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	100	(4,030)

The Fund pays a fixed rate equal to 3.91% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Citigroup, Inc.

	12/20/12	240	(9,913)

The Fund pays a fixed rate equal to 3.87% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	12/20/12	390	(15,586)

The Fund pays a fixed rate equal to 2.83% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp., 6.88%, due 11/15/12. Counterparty: Citigroup, Inc.

	12/20/12	220	(6,870)

The Fund pays a fixed rate equal to 2.78% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers Finance Corp., 6.88%, due 11/15/12. Counterparty: Merrill Lynch & Co., Inc.

	12/20/12	500	(14,757)

94 / Annual Report March 2009

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Expiration Date	Notional Amount (000’s)[b]	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 4.62% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/13	$ 80	$(5,538)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG

	03/20/13	75	(1,715)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley

	03/20/13	75	(1,715)

The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc. (The)

	06/20/13	100	(785)

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Hewlett Packard Co., 5.40%, due 03/01/17. Counterparty: Citigroup, Inc.

	03/20/14	155	(1,281)

The Fund pays a fixed rate equal to 2.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Deutsche Bank AG

	03/20/14	450	33,721

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Deutsche Bank AG

	03/20/14	25	(641)

The Fund pays a fixed rate equal to 0.82% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Arrow Electronics, Inc., 6.88%, due 06/01/18. Counterparty: Citigroup, Inc.

	03/20/14	155	3,004

The Fund pays a fixed rate equal to 4.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	03/20/15	80	(6,369)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.

	03/20/15	150	(6,272)

			$(10,504)

Issues	Expiration Date	Credit Rating[a]	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES

The Fund receives a fixed rate equal to 6.55% and the Fund will pay to the counterparty at par including interest accrued in the event of default of General Electric Capital Corp., 5.63%, due 09/15/17. Counterparty: CS First Boston

	12/20/10	AAA	$510	$(20,622)	$(20,622)

Issues	Expiration Date	Credit Rating[a]	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES (continued)

The Fund receives a fixed rate equal to 4.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the Berkshire Hathaway, Inc., 4.63%, due 10/15/13. Counterparty: Barclays Capital, Inc.

	03/20/11	AAA	$400	$ (327)	$ (327)

				$(20,949)	$(20,949)

Issues	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	$(634,388)	$1,140	$(224,504)	$(858,892)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc. (The)

	08/25/37	(151,721)	300	(74,303)	(226,024)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	(188,919)	380	(97,378)	(286,297)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	(210,651)	1,245	(727,349)	(938,000)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	(408,908)	750	(155,595)	(564,503)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: CS First Boston

	01/25/38	(297,164)	550	(116,805)	(413,969)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Royal Bank of Scotland Group Plc

	01/25/38	(263,985)	500	(112,350)	(376,335)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc. (The)

	01/25/38	(211,188)	400	(89,880)	(301,068)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Morgan Stanley

	01/25/38	(220,767)	500	(155,568)	(376,335)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

	05/25/46	(281,311)	350	(40,632)	(321,943)

Annual Report March 2009 / 95

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2009

Issues	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	$(321,498)	$400	$(46,437)	$(367,935)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	(238,905)	300	(37,046)	(275,951)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

	05/25/46	(241,123)	300	(34,828)	(275,951)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc. (The)

	05/25/46	(200,320)	250	(29,639)	(229,959)

The Fund receives a fixed rate equal to 0.11% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 06-2, due 05/25/46. Counterparty: Citigroup, Inc.

	05/25/46	(111,921)	300	(96,907)	(208,828)

		$(3,982,769)		$(2,039,221)	$(6,021,990)

[a]	Using Standard & Poor’s rating of the issuer.
[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for Federal income tax purposes is $106,716,587 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$228,808
Gross unrealized depreciation	(36,059,728)

Net unrealized depreciation	$(35,830,920)

[2]	Floating rate security. The rate disclosed is that in effect at March 31, 2009.
[3]	U.S. dollar denominated security issued by foreign domiciled entity.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2009 was $11,403,600 representing 19.22% of total net assets.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $857,111 which is 1.44% of total net assets.
[6]	Security is currently in default with regards to scheduled interest or principal payments.
[7]	Expected maturity date.
[8]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
05/02/08	Calpine CCFC I Term Loan, 7.22%, 08/26/09	$794,073	$787,665	1.33%
03/07/07	Kelson 1st Lien, 4.47%, 03/16/13	215,747	168,883	0.28%
08/21/06	Northwest Air (DIP), 2.57%, 05/21/12	1,021,081	991,156	1.67%
05/17/07	Tribune 1st Lien Term Loan B, 0.00%, 06/04/14	981,561	261,158	0.44%
02/01/07	United Air Lines, Inc., 2.56%, 02/01/14	702,222	342,724	0.58%

		$3,714,684	$2,551,586	4.30%

[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2009.
[10]	Securities, or a portion there of, pledged as collateral for reverse repurchase agreements.
[11]	Securities, or a portion there of, pledged as collateral for swaps.
†

Fair valued security. The aggregate value of fair valued securities is $4,501,263 which is 7.59% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under FAS 157, as discussed in the Notes to Financial Statements.

[12]	Represents annualized yield at date of purchase.
[13]	Securities, or a portion there of, pledged as collateral for futures.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(AMBAC): American Municipal Bond Assurance Corp.

(DIP): Defaulted interest payment

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium term note

(STEP): Step coupon bond

96 / Annual Report March 2009

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Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2009

Assets:	Ultra Short Bond Fund	Low Duration Bond Fund
Investments, at value (Cost $148,465,983, $1,446,666,902, $187,667,656, $6,453,048,969, $185,012,413, $320,140,391, and $106,602,918, respectively) (Note 2)	$116,372,379	$1,087,290,080
Cash and cash equivalents (Note 2)	23,264	68,618
Cash on deposit with brokers for collateral on options (Note 3)	–	–
Premiums paid for swap contracts	–	–
Unrealized appreciation on swap contracts	115,306	36,727,157
Dividends and interest receivable	556,352	8,860,605
Due from Adviser (Note 6)	–	9,170
Receivable for securities sold	1,072	860,665
Maturities receivable Lehman Brothers, at value (Cost $841,064, $1,484,777, $0, $6,546,493, $0, $0, and $0, respectively) (Note 3)	98,813	174,375
Receivable for capital stock sold	35,902	4,226,262
Receivable for daily variation margin on futures contracts (Note 3)	265	2,409
Other assets	17,280	39,665

Total Assets	117,220,633	1,138,259,006

Liabilities:
Unrealized depreciation on swap contracts	2,736,372	27,021,974
Premiums received for swap contracts	10,516,683	52,409,054
Reverse repurchase agreements (Proceeds $0, $42,420,000, $0, $0, $0, $7,445,000, and $3,348,000, respectively) (Note 3)	–	42,420,000
Bank overdraft	–	–
Payable for securities purchased	–	2,416,346
Payable for terminated swaps (Note 3)	7,514,670	38,683,942
Payable for capital stock redeemed	85,357	3,677,026
Payable for daily variation margin on futures contracts (Note 3)	8,875	142,000
Distributions payable	234,137	481,141
Interest expense payable (Note 3)	–	17,675
Advisory fees payable (Note 6)	53,829	267,235
Accrued trustees fees and expenses	12,594	84,481
Accrued distribution (12b-1) expenses	4,859	118,920
Accrued other expenses	64,261	379,914

Total liabilities	21,231,637	168,119,708

Net assets	$95,988,996	$970,139,298

Class M Shares:
Net assets (Applicable to 10,183,453, 92,695,812, 2,848,988, 368,354,592, 7,933,973, 1,410,392, and 20,022,253, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$35,929,073	$656,274,946

Net asset value, offering and redemption price per Class M share	$3.53	$7.08

Class I Shares:
Net assets (Applicable to 17,021,566, 44,315,814, 15,432,361, 227,450,479, 13,970,584, 20,979,951, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$60,059,923	$313,864,352

Net asset value, offering and redemption price per Class I share	$3.53	$7.08

Net Assets Consist of:
Capital paid-in (Note 8)	$161,737,604	$1,459,414,634
Accumulated undistributed net investment income/(loss)	1	352
Accumulated undistributed net realized (loss) on investments, futures contracts, securities sold short, swap contracts and written options	(30,173,119)	(137,629,057)
Net unrealized depreciation on investments	(32,835,855)	(360,687,224)
Net unrealized appreciation/(depreciation) on futures contracts, securities sold short, swap contracts and written options	(2,739,635)	9,040,593

	$95,988,996	$970,139,298

See accompanying notes to financial statements.

98 / Annual Report March 2009

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2009

Intermediate Bond Fund	Total Return Bond Fund	High Yield Bond Fund	Strategic Income Fund	AlphaTrak 500 Fund

$172,709,718	$5,985,377,877	$170,971,860	$228,986,822	$70,885,667
21,611	–	156,899	–	–
–	–	2,819	1,478,325	–
500,681	33,871,686	–	–	–
3,774,887	167,659,470	1,517,441	3,235,602	1,984,376
1,277,229	46,397,166	4,053,736	3,272,321	258,931
8,741	90,680	16,704	–	2,798
14,279,190	171,017,678	4,188,303	15,352,593	53,152

–	768,994	–	–	–
10,000	17,561,650	475,014	841	10,000
6,368	84,667	187	322	346,647
17,785	57,132	21,860	19,601	91,839

192,606,210	6,422,887,000	181,404,823	252,346,427	73,633,410

2,648,786	111,695,158	2,664,725	14,637,049	3,001,064
4,608,907	173,322,823	3,838,672	32,524,821	3,982,769

–	–	–	7,445,000	3,348,000
–	10,463	–	101,977	38,649
16,058,845	661,772,562	4,915,607	41,409,010	–
2,620,985	146,178,373	1,630,766	26,770,865	3,861,253
234,856	24,437,975	513,156	229,825	–
–	–	23,500	57,000	–
111,526	4,662,866	35,608	1,716,927	–
–	–	–	8,841	1,395
48,310	1,549,835	87,832	14,782	–
8,365	232,715	3,810	17,000	–
4,370	575,600	11,969	1,704	–
86,362	1,135,681	82,151	89,837	65,866

26,431,312	1,125,574,051	13,807,796	125,024,638	14,298,996

$166,174,898	$5,297,312,949	$167,597,027	$127,321,789	$59,334,414

$25,900,589	$3,275,318,905	$60,702,085	$8,020,094	$59,334,414

$9.09	$8.89	$7.65	$5.69	$2.96

$140,274,309	$2,021,994,044	$106,894,942	$119,301,695	N/A

$9.09	$8.89	$7.65	$5.69	N/A

$183,654,041	$5,924,918,740	$206,245,412	$308,636,818	$178,602,428
(111,526)	(1,678,436)	(29,963)	54,939	(650,340)

(3,651,296)	(209,242,957)	(23,323,282)	(78,565,590)	(84,926,224)
(14,957,938)	(473,448,591)	(14,040,553)	(91,153,569)	(35,717,251)

1,241,617	56,764,193	(1,254,587)	(11,650,809)	2,025,801

$166,174,898	$5,297,312,949	$167,597,027	$127,321,789	$59,334,414

See accompanying notes to financial statements.

Annual Report March 2009 / 99

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2009

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investment Income:
Interest	$ 9,112,340	$ 97,728,121
Dividends	62,821	583,574

Total investment income	9,175,161	98,311,695

Expenses:
Investment advisory fees (Note 6)	358,963	4,475,238
Administration Fees	94,052	533,401
Custodian fees	30,166	87,891
Distribution (12b-1) fees	97,122	2,003,042
Interest expense	47	163,165
Insurance expense	5,434	37,384
Miscellaneous expenses	51,677	274,501
Professional fees	37,803	132,382
Registration and filing fees	44,721	74,234
Reports to shareholders	5,413	94,387
Transfer agent fees	37,431	551,243
Trustees’ fees and expenses	4,015	30,275

Total operating expenses	766,844	8,457,143
Expenses waived and reimbursed (Note 6)	(181,484)	(473,126)
Performance fee adjustment (Note 6)	–	–

Net expenses	585,360	7,984,017

Net investment income	8,589,801	90,327,678

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Securities Sold Short, Swap Contracts and Written Options:
Net realized gain/(loss) on:
Investments	(15,406,422)	(78,805,119)
Futures contracts	(589,155)	(4,951,118)
Swap contracts	(2,225,626)	(34,722,624)
Written options	–	(3,034,033)
Net change in unrealized appreciation/depreciation on:
Investments	(14,497,728)	(219,716,600)
Futures contracts	366,859	(737,534)
Securities sold short	–	–
Swap contracts	(2,458,188)	32,125,743
Written options	12,320	3,194,497

Net change in realized and unrealized loss on investments, futures contracts, securities sold short, swap contracts and written options	(34,797,940)	(306,646,788)

Net Decrease in Net Assets from Operations	$(26,208,139)	$(216,319,110)

See accompanying notes to financial statements.

100 / Annual Report March 2009

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2009

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$ 9,510,558	$ 355,684,635	$ 13,437,590	$ 28,624,513	$ 6,535,578
71,030	2,258,042	185,204	517,050	78,262

9,581,588	357,942,677	13,622,794	29,141,563	6,613,840

552,783	19,609,035	603,820	377,779	–
100,350	1,891,580	88,112	121,875	69,328
32,832	262,515	18,793	37,681	29,224
43,062	7,384,237	115,230	72,530	–
25	7,902	60	426,425	40,756
2,929	105,625	1,981	6,177	3,124
46,862	791,282	27,601	42,233	39,822
65,547	347,223	60,757	66,038	49,494
27,986	167,483	38,176	33,888	18,222
11,061	410,437	7,339	10,882	6,172
36,931	1,208,807	37,837	37,047	19,321
3,565	107,343	3,659	6,674	2,691

923,933	32,293,469	1,003,365	1,239,229	278,154
(185,919)	(249,971)	(223,872)	–	–
–	–	–	–	(30,332)

738,014	32,043,498	779,493	1,239,229	247,822

8,843,574	325,899,179	12,843,301	27,902,334	6,366,018

(426,098)	(95,020,356)	(19,161,182)	(43,501,938)	(9,615,316)
525,135	2,611,098	(409,256)	(4,534,586)	(48,133,069)
(2,884,279)	(98,697,809)	(1,550,443)	(12,340,521)	(18,208,954)
(297,451)	(584,306)	83,721	(587,159)	–

(15,443,109)	(390,501,609)	(5,132,448)	(29,045,130)	(20,935,029)
67,492	(1,250,170)	(107,303)	5,068,412	4,389,568
–	–	–	235,103	–
3,196,481	123,478,600	65,433	(512,290)	4,107,499
200,552	90,533	(102,902)	644,998	7,546

(15,061,277)	(459,874,019)	(26,314,380)	(84,573,111)	(88,387,755)

$ (6,217,703)	$(133,974,840)	$(13,471,079)	$(56,670,777)	$(82,021,737)

See accompanying notes to financial statements.

Annual Report March 2009 / 101

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Operations:
Net investment income	$8,589,801	$16,205,037
Net realized gain/(loss) on investments	(15,406,422)	(10,624,965)
Net realized gain/(loss) on futures contracts, securities sold short, swap contracts and written
options	(2,814,781)	(581,128)
Net change in unrealized appreciation/depreciation on investments	(14,497,728)	(17,662,091)
Net change in unrealized appreciation/depreciation on futures contracts, securities sold short, swap
contracts and written options	(2,079,009)	(624,881)

Net increase/(decrease) in net assets resulting from operations	(26,208,139)	(13,288,028)

Distributions to Shareholders from:
Net investment income:
Class M	(3,710,944)	(8,187,325)
Class I	(5,272,633)	(8,144,065)
Net realized gains:
Class M	–	–
Class I	–	–
Return of capital:
Class M	–	–
Class I	–	–

Net decrease in net assets resulting from distributions	(8,983,577)	(16,331,390)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	17,449,582	168,017,534
Shares issued in reinvestment of distributions	3,650,066	8,046,926
Cost of shares redeemed	(103,948,728)	(147,129,009)

Total Class M capital share transactions	(82,849,080)	28,935,451

Class I:
Proceeds from sale of shares	50,113,862	136,486,559
Shares issued in reinvestment of distributions	2,957,372	6,828,930
Cost of shares redeemed	(92,472,492)	(134,285,273)

Total Class I capital share transactions	(39,401,258)	9,030,216

Net increase/(decrease) in net assets resulting from capital share transactions	(122,250,338)	37,965,667

Net increase/(decrease) in net assets	(157,442,054)	8,346,249
Redemption fees (Note 8)	–	150
Net assets at beginning of year	253,431,050	245,084,651

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $1, $(1,262), $352, $1, $(111,526), $(99,348), $(1,678,436) and $99, respectively)	$95,988,996	$253,431,050

See accompanying notes to financial statements.

102 / Annual Report March 2009

Metropolitan West Funds

Statements of Changes in Net Assets

LOW DURATION BOND FUND		INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008

$ 90,327,678	$ 98,393,040	$ 8,843,574	$ 6,083,008	$ 325,899,179	$ 192,412,691
(78,805,119)	11,582,131	(426,098)	2,705,433	(95,020,356)	151,198,687

(42,707,775)	5,543,793	(2,656,595)	540,701	(96,671,017)	35,106,239
(219,716,600)	(129,940,260)	(15,443,109)	85,956	(390,501,609)	(92,109,230)

34,582,706	(26,948,140)	3,464,525	(2,323,741)	122,318,963	(68,638,515)

(216,319,110)	(41,369,436)	(6,217,703)	7,091,357	(133,974,840)	217,969,872

(67,459,673)	(64,286,549)	(1,140,486)	(684,080)	(207,191,501)	(105,872,657)
(28,840,303)	(35,942,182)	(7,852,538)	(5,769,630)	(127,329,783)	(90,097,721)

–	–	(367,984)	–	(62,440,933)	–
–	–	(2,108,035)	–	(36,118,314)	–

–	–	(2,416)	–	–	–
–	–	(16,632)	–	–	–

(96,299,976)	(100,228,731)	(11,488,091)	(6,453,710)	(433,080,531)	(195,970,378)

531,364,864	1,032,515,319	14,623,792	3,478,316	1,706,693,891	2,825,655,165
64,869,777	62,713,569	1,461,352	676,439	229,450,300	90,804,858
(1,031,977,808)	(631,930,289)	(3,207,279)	(1,477,532)	(1,836,651,202)	(601,511,509)

(435,743,167)	463,298,599	12,877,865	2,677,223	99,492,989	2,314,948,514

77,503,260	290,410,058	26,962,899	57,195,447	663,101,434	1,135,607,294
26,177,904	32,670,111	8,465,303	4,617,661	146,951,622	81,458,888
(294,035,222)	(392,389,475)	(18,325,031)	(18,521,649)	(805,546,718)	(294,396,413)

(190,354,058)	(69,309,306)	17,103,171	43,291,459	4,506,338	922,669,769

(626,097,225)	393,989,293	29,981,036	45,968,682	103,999,327	3,237,618,283

(938,716,311)	252,391,126	12,275,242	46,606,329	(463,056,044)	3,259,617,777
–	98	–	(287)	–	303
1,908,855,609	1,656,464,385	153,899,656	107,293,614	5,760,368,993	2,500,750,913

$ 970,139,298	$1,908,855,609	$166,174,898	$153,899,656	$ 5,297,312,949	$5,760,368,993

See accompanying notes to financial statements.

Annual Report March 2009 / 103

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Operations:
Net investment income	$12,843,301	$8,398,587
Net realized gain/(loss) on investments	(19,161,182)	(3,683,652)
Net realized gain/(loss) on futures contracts, securities sold short, swap contracts and written
options	(1,875,978)	1,627,745
Net change in unrealized depreciation on investments	(5,132,448)	(8,850,671)
Net change in unrealized appreciation/depreciation on futures contracts, securities sold short, swap
contracts and written options	(144,772)	(1,161,823)

Net decrease in net assets resulting from operations	(13,471,079)	(3,669,814)

Distributions to Shareholders from:
Net investment income:
Class M	(4,778,486)	(3,256,924)
Class I	(8,246,745)	(5,113,040)
Net realized gains:
Class M	–	–
Class I	–	–
Return of capital:
Class M	–	(399,476)
Class I	–	(627,139)

Net decrease in net assets resulting from distributions	(13,025,231)	(9,396,579)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	54,149,156	21,218,659
Shares issued in reinvestment of distributions	4,509,584	3,426,678
Cost of shares redeemed	(28,215,567)	(16,374,281)

Total Class M capital share transactions	30,443,173	8,271,056

Class I:
Proceeds from sale of shares	54,454,708	37,358,010
Shares issued in reinvestment of distributions	8,232,097	5,447,678
Cost of shares redeemed	(4,029,144)	(21,994,552)

Total Class I capital share transactions	58,657,661	20,811,136

Net increase/(decrease) in net assets resulting from capital share transactions	89,100,834	29,082,192

Net increase/(decrease) in net assets	62,604,524	16,015,799
Redemption fees (Note 8)	138,133	40,370
Net assets at beginning of year	104,854,370	88,798,201

Net assets at end of year (including undistributed (distributions in excess of) net investment income of
$(29,963), $(23,878), $54,939, $2,738,619, $(650,340) and $(1,836), respectively)	$167,597,027	$104,854,370

See accompanying notes to financial statements.

104 / Annual Report March 2009

Metropolitan West Funds

Statements of Changes in Net Assets

STRATEGIC INCOME FUND		ALPHATRAK 500 FUND
YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008

$ 27,902,334	$ 36,620,510	$ 6,366,018	$ 10,902,313
(43,501,938)	(12,329,646)	(9,615,316)	347,264

(17,462,266)	(1,163,680)	(66,342,023)	(18,235,165)
(29,045,130)	(62,280,904)	(20,935,029)	(14,181,076)

5,436,223	(16,180,918)	8,504,613	(5,594,630)

(56,670,777)	(55,334,638)	(82,021,737)	(26,761,294)

(3,710,024)	(6,007,595)	–	(10,314,613)
(27,611,518)	(29,937,163)	–	–

–	–	–	(5,349,411)
–	–	–	–

–	–	(795,847)	(2,180,831)
–	–	–	–

(31,321,542)	(35,944,758)	(795,847)	(17,844,855)

13,266,914	26,935,440	32,120,597	43,103,283
3,646,938	5,872,231	661,684	16,366,233
(41,735,386)	(73,246,028)	(48,273,794)	(40,915,845)

(24,821,534)	(40,438,357)	(15,491,513)	18,553,671

39,728,202	112,271,449	–	–
21,102,228	29,886,741	–	–
(136,118,250)	(163,502,971)	–	–

(75,287,820)	(21,344,781)	–	–

(100,109,354)	(61,783,138)	(15,491,513)	18,553,671

(188,101,673)	(153,062,534)	(98,309,097)	(26,052,478)
–	188	–	–
315,423,462	468,485,808	157,643,511	183,695,989

$ 127,321,789	$ 315,423,462	$ 59,334,414	$157,643,511

See accompanying notes to financial statements.

Annual Report March 2009 / 105

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005
Net Asset Value, Beginning of Year	$ 4.64	$ 5.12	$ 5.09	$ 5.11	$ 5.16

Income from Investment Operations:
Net investment income#	0.25	0.26	0.24	0.20	0.17
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(1.10)	(0.48)	0.03	(0.02)	(0.05)

Total from Investment Operations	(0.85)	(0.22)	0.27	0.18	0.12

Less Distributions:
From net investment income	(0.26)	(0.26)	(0.24)	(0.20)	(0.17)
From net capital gains	–	–	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total Distributions	(0.26)	(0.26)	(0.24)	(0.20)	(0.17)

Net Asset Value, End of Year	$ 3.53	$ 4.64	$ 5.12	$ 5.09	$ 5.11

Total Return	(18.85)%	(4.48)%	5.52%	3.62%	2.31%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$35,929	$133,051	$119,957	$200,563	$175,983
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.63%	0.54%	0.57%	0.57%	0.62%
After expense waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.84%	5.23%	4.74%	3.93%	3.25%[2]
Portfolio Turnover Rate	20%	30%	81%	20%	25%

[1]	Distributions were less than $0.005.
[2]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.14%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.26%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

106 / Annual Report March 2009

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I*
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	PERIOD ENDED MARCH 31, 2005
Net Asset Value, Beginning of Period	$ 4.64	$ 5.12	$ 5.09	$ 5.11	$ 5.15

Income from Investment Operations:
Net investment income#	0.26	0.27	0.25	0.21	0.12
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(1.10)	(0.48)	0.03	(0.02)	(0.04)

Total from Investment Operations	(0.84)	(0.21)	0.28	0.19	0.08

Less Distributions:
From net investment income	(0.27)	(0.27)	(0.25)	(0.21)	(0.12)
From net capital gains	–	–	(0.00)[1]	(0.00)[1]	(0.00)[1]
Total Distributions	(0.27)	(0.27)	(0.25)	(0.21)	(0.12)

Net Asset Value, End of Period	$ 3.53	$ 4.64	$ 5.12	$ 5.09	$ 5.11

Total Return	(18.72)%	(4.32)%	5.69%	3.79%	1.52%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$60,060	$120,380	$125,128	$66,493	$49,851
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.47%	0.38%	0.40%	0.41%	0.49%[3]
After expense waivers and reimbursements	0.34%	0.34%	0.34%	0.34%	0.34%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.09%	5.40%	4.94%	4.10%	3.43%[3,4]
Portfolio Turnover Rate	20%	30%	81%	20%	25%[2]

*	The Ultra Short Bond Fund Class I Shares commenced operations on July 30, 2004.
[1]	Distributions were less than $0.005.
[2]	Non-Annualized.
[3]	Annualized.
[4]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.29%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.44%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Annual Report March 2009 / 107

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005
Net Asset Value, Beginning of Year	$ 8.81	$ 9.49	$ 9.32	$ 9.39	$ 9.55

Income from Investment Operations:
Net investment income#	0.49	0.48	0.45	0.38	0.35
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(1.70)	(0.67)	0.16	(0.07)	(0.16)

Total from Investment Operations	(1.21)	(0.19)	0.61	0.31	0.19

Less Distributions:
From net investment income	(0.52)	(0.49)	(0.44)	(0.38)	(0.35)

Total Distributions	(0.52)	(0.49)	(0.44)	(0.38)	(0.35)

Net Asset Value, End of Year	$ 7.08	$ 8.81	$ 9.49	$ 9.32	$ 9.39

Total Return	(14.20)%	(2.11)%	6.74%	3.38%	2.02%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$656,275	$1,313,261	$944,867	$334,038	$325,137
Ratio of Expenses to Average Net Assets[1]
Before expense waivers and reimbursements	0.62%	0.59%	0.60%	0.60%	0.62%
After expense waivers and reimbursements	0.59%	0.58%	0.58%	0.58%	0.58%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.00%	5.21%	4.78%	4.01%	3.75%
Portfolio Turnover Rate	38%	95%	80%	96%	108%

[1]

The Fund incurred interest expense for the year ended March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the year ended March 31, 2009 would have been 0.58%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

108 / Annual Report March 2009

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005
Net Asset Value, Beginning of Year	$ 8.82	$ 9.49	$ 9.32	$ 9.39	$ 9.55

Income from Investment Operations:
Net investment income#	0.50	0.50	0.47	0.40	0.37
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(1.71)	(0.66)	0.16	(0.07)	(0.17)

Total from Investment Operations	(1.21)	(0.16)	0.63	0.33	0.20

Less Distributions:
From net investment income	(0.53)	(0.51)	(0.46)	(0.40)	(0.36)

Total Distributions	(0.53)	(0.51)	(0.46)	(0.40)	(0.36)

Net Asset Value, End of Year	$ 7.08	$ 8.82	$ 9.49	$ 9.32	$ 9.39

Total Return	(14.13)%	(1.82)%	6.94%	3.57%	2.22%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$313,864	$595,595	$711,598	$485,442	$320,192
Ratio of Expenses to Average Net Assets[1]
Before expense waivers and reimbursements	0.43%	0.40%	0.41%	0.41%	0.43%
After expense waivers and reimbursements	0.40%	0.39%	0.39%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.19%	5.39%	4.96%	4.23%	3.93%
Portfolio Turnover Rate	38%	95%	80%	96%	108%

[1]

The Fund incurred interest expense for the year ended March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the year ended March 31, 2009 would have been 0.39%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Annual Report March 2009 / 109

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005
Net Asset Value, Beginning of Year	$ 10.17	$ 10.14	$ 9.99	$ 10.28	$ 10.72

Income from Investment Operations:
Net investment income#	0.52	0.48	0.48	0.45	0.49
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.93)	0.06	0.15	(0.24)	(0.31)

Total from Investment Operations	(0.41)	0.54	0.63	0.21	0.18

Less Distributions:
From net investment income	(0.52)	(0.51)	(0.48)	(0.47)	(0.49)
From net capital gains	(0.15)	–	–	(0.03)	(0.13)
From return of capital	(0.00)[1]	–	–	–	–

Total Distributions	(0.67)	(0.51)	(0.48)	(0.50)	(0.62)

Net Asset Value, End of Year	$ 9.09	$ 10.17	$ 10.14	$ 9.99	$10.28

Total Return	(3.95)%	5.48%	6.47%	2.08%	1.74%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$25,901	$15,231	$12,503	$9,147	$ 154
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.77%	0.76%	0.82%	0.89%	0.98%
After expense waivers and reimbursements	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.47%	4.79%	4.82%	4.46%	4.65%
Portfolio Turnover Rate	178%	94%	76%	113%	183%

[1]	Amount is less than $0.01.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

110 / Annual Report March 2009

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005
Net Asset Value, Beginning of Year	$ 10.17	$ 10.14	$ 9.99	$ 10.27	$ 10.71

Income from Investment Operations:
Net investment income#	0.54	0.50	0.51	0.49	0.51
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.93)	0.06	0.14	(0.25)	(0.31)

Total from Investment Operations	(0.39)	0.56	0.65	0.24	0.20

Less Distributions:
From net investment income	(0.54)	(0.53)	(0.50)	(0.49)	(0.51)
From net capital gains	(0.15)	–	–	(0.03)	(0.13)
From return of capital	(0.00)[1]	–	–	–	–

Total Distributions	(0.69)	(0.53)	(0.50)	(0.52)	(0.64)

Net Asset Value, End of Year	$ 9.09	$ 10.17	$ 10.14	$ 9.99	$ 10.27

Total Return	(3.75)%	5.70%	6.70%	2.39%	1.95%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$140,274	$138,668	$94,791	$56,353	$45,821
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.56%	0.55%	0.61%	0.70%	0.77%
After expense waivers and reimbursements	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.62%	4.97%	5.03%	4.77%	4.86%
Portfolio Turnover Rate	178%	94%	76%	113%	183%

[1]	Amount is less than $0.01.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Annual Report March 2009 / 111

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005
Net Asset Value, Beginning of Year	$ 9.82	$ 9.79	$ 9.46	$ 9.71	$ 10.06

Income from Investment Operations:
Net investment income#	0.53	0.48	0.48	0.53	0.59
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.74)	0.04	0.33	(0.24)	(0.36)

Total from Investment Operations	(0.21)	0.52	0.81	0.29	0.23

Less Distributions:
From net investment income	(0.55)	(0.49)	(0.48)	(0.54)	(0.58)
From net capital gains	(0.17)	–	–	–	–

Total Distributions	(0.72)	(0.49)	(0.48)	(0.54)	(0.58)

Net Asset Value, End of Year	$ 8.89	$ 9.82	$ 9.79	$ 9.46	$ 9.71

Total Return	(2.10)%	5.44%	8.80%	3.04%	2.42%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$3,275,319	$3,533,010	$1,206,825	$555,873	$463,895
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.65%	0.66%	0.66%	0.67%	0.67%
After expense waivers and reimbursements	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.74%	4.89%	5.01%	5.49%	6.02%
Portfolio Turnover Rate	220%	124%	101%	174%	180%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

112 / Annual Report March 2009

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005
Net Asset Value, Beginning of Year	$ 9.82	$ 9.79	$ 9.46	$ 9.71	$ 10.06

Income from Investment Operations:
Net investment income#	0.55	0.50	0.50	0.55	0.61
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.75)	0.04	0.33	(0.24)	(0.36)

Total from Investment Operations	(0.20)	0.54	0.83	0.31	0.25

Less Distributions:
From net investment income	(0.56)	(0.51)	(0.50)	(0.56)	(0.60)
From net capital gains	(0.17)	–	–	–	–

Total Distributions	(0.73)	(0.51)	(0.50)	(0.56)	(0.60)

Net Asset Value, End of Year	$ 8.89	$ 9.82	$ 9.79	$ 9.46	$ 9.71

Total Return	(1.89)%	5.65%	9.03%	3.25%	2.64%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$2,021,994	$2,227,359	$1,293,926	$965,577	$839,828
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.44%	0.44%	0.45%	0.46%	0.46%
After expense waivers and reimbursements	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.95%	5.11%	5.25%	5.71%	6.24%
Portfolio Turnover Rate	220%	124%	101%	174%	180%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Annual Report March 2009 / 113

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005
Net Asset Value, Beginning of Year	$ 9.71	$ 10.97	$ 10.89	$ 11.42	$ 12.50

Income from Investment Operations:
Net investment income#	0.88	0.86	0.87	0.81	0.99
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	(2.08)	(1.16)	0.07	(0.20)	(0.06)

Total from Investment Operations	(1.20)	(0.30)	0.94	0.61	0.93

Less Distributions:
From net investment income	(0.87)	(0.92)	(0.86)	(0.82)	(0.98)
From net capital gains	–	–	–	(0.32)	(1.04)
From return of capital	–	(0.04)	–	–	–

Total Distributions	(0.87)	(0.96)	(0.86)	(1.14)	(2.02)

Redemption fees added to paid in capital (Note 8)	0.01	0.00 [1]	0.00 [1]	0.00 [1]	0.01

Net Asset Value, End of Year	$ 7.65	$ 9.71	$ 10.97	$ 10.89	$ 11.42

Total Return	(12.59)%	(3.13)%	9.00%	5.59%	7.84%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$60,702	$41,266	$38,022	$41,037	$25,094
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.99%	0.98%	1.05%	1.10%	1.15%
After expense waivers and reimbursements	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	10.24%	8.15%	8.01%	7.25%	8.14%[2]
Portfolio Turnover Rate	107%	120%	97%	111%	167%

[1]	Amount is less than $0.01.
[2]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratios of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 7.78%. The ratios of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 8.13%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

114 / Annual Report March 2009

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005
Net Asset Value, Beginning of Year	$9.71	$10.97	$10.90	$11.43	$12.51

Income from Investment Operations:
Net investment income#	0.91	0.88	0.90	0.84	1.02
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	(2.09)	(1.16)	0.06	(0.21)	(0.06)

Total from Investment Operations	(1.18)	(0.28)	0.96	0.63	0.96

Less Distributions:
From net investment income	(0.89)	(0.91)	(0.89)	(0.84)	(1.01)
From net capital gains	–	–	–	(0.32)	(1.04)
From return of capital	–	(0.07)	–	–	–

Total Distributions	(0.89)	(0.98)	(0.89)	(1.16)	(2.05)

Redemption fees added to paid in capital (Note 8)	0.01	0.00 [1]	0.00 [1]	0.00 [1]	0.01

Net Asset Value, End of Year	$7.65	$9.71	$10.97	$10.90	$11.43

Total Return	(12.37)%	(2.88)%	9.18%	5.86%	8.12%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$106,895	$63,589	$50,776	$32,058	$29,735
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.73%	0.73%	0.81%	0.85%	0.90%
After expense waivers and reimbursements	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	10.88%	8.40%	8.31%	7.49%	8.44%[2]
Portfolio Turnover Rate	107%	120%	97%	111%	167%

[1]	Amount is less than $0.01.
[2]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratios of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 8.08%. The ratios of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 8.43%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Annual Report March 2009 / 115

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005
Net Asset Value, Beginning of Year	$ 8.85	$ 11.09	$ 11.07	$ 11.22	$ 11.27

Income from Investment Operations:
Net investment income#	0.89	0.79	0.59	0.55	0.38 [1]
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	(2.98)	(2.21)	0.01	(0.11)	0.07

Total from Investment Operations	(2.09)	(1.42)	0.60	0.44	0.45

Less Distributions:
From net investment income	(1.07)	(0.82)	(0.58)	(0.57)	(0.39)
From net capital gains	–	–	–	(0.02)	(0.11)

Total Distributions	(1.07)	(0.82)	(0.58)	(0.59)	(0.50)

Net Asset Value, End of Year	$ 5.69	$ 8.85	$ 11.09	$ 11.07	$ 11.22

Total Return	(25.33)%	(13.44)%	5.57%	4.04%	3.81%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$8,020	$43,785	$99,001	$86,288	$102,232
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.79%	1.61%	1.70%	1.91%	2.22%
After expense waivers and reimbursements	0.79%	1.61%	1.70%	1.91%	2.22%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	11.19%	7.49%	5.35%	4.94%	3.40%[1]
Portfolio Turnover Rate	294%	74%	27%	44%	114%

[1]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The net investment income per share amounts prior to this reclassification for the fiscal year ended March 31, 2005 was $0.37. The ratios of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.27%.

[2]

The Fund incurred interest expense for the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007 would have been 0.60%, 1.06% and 1.54%, respectively.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

116 / Annual Report March 2009

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005
Net Asset Value, Beginning of Year	$ 8.85	$ 11.08	$ 11.07	$ 11.22	$ 11.27

Income from Investment Operations:
Net investment income#	0.95	0.85	0.60	0.59	0.45 [1]
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	(3.02)	(2.23)	0.02	(0.12)	(0.02)

Total from Investment Operations	(2.07)	(1.38)	0.62	0.47	0.43

Less Distributions:
From net investment income	(1.09)	(0.85)	(0.61)	(0.60)	(0.37)
From net capital gains	–	–	–	(0.02)	(0.11)

Total Distributions	(1.09)	(0.85)	(0.61)	(0.62)	(0.48)

Net Asset Value, End of Year	$ 5.69	$ 8.85	$ 11.08	$ 11.07	$ 11.22

Total Return	(25.14)%	(13.22)%	5.73%	4.30%	4.07%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$119,302	$271,639	$369,484	$121,108	$92,667
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.51%	1.34%	1.63%	1.62%	1.98%
After expense waivers and reimbursements	0.51%	1.34%	1.63%	1.62%	1.96%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	12.39%	8.13%	5.44%	5.27%	3.88%[1]
Portfolio Turnover Rate	294%	74%	27%	44%	114%

[1]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The net investment income per share amounts prior to this reclassification for the fiscal year ended March 31, 2005 was $0.42. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.73%.

[2]

The Fund incurred interest expense for the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007 would have been 0.32%, 0.78% and 1.47%, respectively.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Annual Report March 2009 / 117

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006	YEAR ENDED MARCH 31, 2005
Net Asset Value, Beginning of Year	$ 6.71	$ 8.56	$ 8.14	$ 7.61	$ 7.33

Income from Investment Operations:
Net investment income#	0.29	0.48	0.42	0.36	0.25 [1]
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(4.01)	(1.56)	0.61	0.56	0.27

Total from Investment Operations	(3.72)	(1.08)	1.03	0.92	0.52

Less Distributions:
From net investment income	–	(0.45)	(0.61)	(0.39)	(0.24)
From net capital gains	–	(0.23)	–	–	–
From return of capital	(0.03)	(0.09)	–	–	–

Total Distributions	(0.03)	(0.77)	(0.61)	(0.39)	(0.24)

Net Asset Value, End of Year	$ 2.96	$ 6.71	$ 8.56	$ 8.14	$ 7.61

Total Return	(55.65)%	(14.03)%	12.85%	12.33%	7.15%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$59,334	$157,644	$183,696	$156,418	$133,325
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.24%	0.13%	0.73%	0.36%	0.52%
After expense waivers and reimbursements	0.22%	0.13%	0.73%	0.36%	0.52%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.57%	5.74%	5.01%	4.54%	3.41%[1]
Portfolio Turnover Rate	145%	89%	106%	64%	72%

[1]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The net investment income per share amounts prior to this reclassification for the fiscal year ended March 31, 2005 was $0.24. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.23%.

[2]

The Fund incurred interest expense for the year ended March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the year ended March 31, 2009 would have been 0.18%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

118 / Annual Report March 2009

Notes to Financial Statements

March 31, 2009

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940 (the “1940 Act” as amended). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of seven separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), and Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”). The Total Return Bond Fund and Low Duration Bond Fund commenced investment operations on March 31, 1997. Effective March 31, 2000, the Low Duration Bond Fund and the Total Return Bond Fund offered two classes of shares: Class M and Class I shares. The AlphaTrak 500 Fund – Class M commenced investment operations on June 29, 1998. The Intermediate Bond Fund – Class I commenced operations on June 28, 2002. The High Yield Bond Fund – Class M commenced operations on September 30, 2002. The High Yield Bond Fund – Class I commenced operations on March 31, 2003. Class M shares of the Intermediate Bond Fund, the Ultra Short Bond Fund, and the Strategic Income Fund commenced operations on June 30, 2003. The Strategic Income Fund – Class I commenced operations on March 31, 2004 and the Ultra Short Bond Fund – Class I commenced operations on July 30, 2004.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a portfolio of high yield fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include: shifts in the portfolio’s duration, yield curve anomalies, and sector and issue-specific dislocations. The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (“S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectus and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

Annual Report March 2009 / 119

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Security Valuation:

The Funds value securities pursuant to policies and procedures approved by the Board of Trustees (the “Board”). Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors. The Funds receive pricing information from independent pricing vendors (approved by the Board) which also use information provided by market makers or estimates of values obtained from yield data relating to investments of securities with similar characteristics. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. However, securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendor’s prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy comprised of a relevant security (i.e. U.S. Treasury Note) or benchmark (e.g. LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. Once each month the Adviser obtains from one or more dealers an independent review of prices produced by the benchmark system as well as a review of the benchmark selected to adjust the price. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. Debt securities, which mature in less than 60 days, are valued at amortized cost if their original maturity was 60 days or less. If their original term to maturity exceeded 60 days, they are valued by amortizing the value as of the 61st day prior to maturity (unless the Board determines that this method does not represent fair value). S&P 500 futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Securities Transactions and Investment Income:

Security transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Cost is determined and gains and losses are based on the first-in first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

The Funds (except the AlphaTrak 500 Fund) expect to declare distributions daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay distributions to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders are recorded on the ex-dividend date. Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN48”), Accounting for Uncertainty in Income Taxes, on September 29, 2007. The implementation of FIN48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

120 / Annual Report March 2009

Notes to Financial Statements (continued)

As of and during the year ended March 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties.

The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2004, by state tax authorities for tax years before 2003 and by tax authorities outside the U.S. for tax years before 2000.

Cash and cash equivalents:

The Funds have defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”):

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds adopted FAS 157 as of April 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

* Level 1 - quoted (unadjusted) prices in active markets for identical securities

* Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 - significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of March 31, 2009, Level 3 securities consist of asset-backed securities, collateralized mortgage obligations, corporate bonds and interest only securities that trade in over the counter markets. As described in Note 2, these securities are valued using indicative bid and ask quotations from bond dealers and market makers. Indicative quotations and other information used by the Funds may not always be directly observable in the marketplace due to the nature of these markets and the manner of execution. These inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities.

The summary of inputs used to value the Fund’s net assets as of March 31, 2009 is as follows:

ULTRA SHORT BOND FUND	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS *
	ASSETS	ASSETS	LIABILITIES

Level 1	$ 14,875,000	$ –	$ (118,569)
Level 2	100,864,254	115,306	(13,253,055)
Level 3	633,125	98,813	–

Total	$ 116,372,379	$ 214,119	$ (13,371,624)

LOW DURATION BOND FUND	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS *
	ASSETS	ASSETS	LIABILITIES

Level 1	$ 98,864,100	$–	$(664,590)
Level 2	986,770,963	36,727,157	(121,851,028)
Level 3	1,655,017	174,375	–

Total	$ 1,087,290,080	$36,901,532	$(122,515,618)

Annual Report March 2009 / 121

Notes to Financial Statements (continued)

INTERMEDIATE BOND FUND	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS *
	ASSETS	ASSETS	LIABILITIES

Level 1	$ 8,656,000	$ 246,759	$ (131,243)
Level 2	163,987,971	4,275,568	(7,257,693)
Level 3	65,747	–	–

Total	$ 172,709,718	$ 4,522,327	$ (7,388,936)

TOTAL RETURN BOND FUND	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS *
	ASSETS	ASSETS	LIABILITIES

Level 1	$ 243,839,750	$ 2,426,602	$ (1,626,721)
Level 2	5,739,739,797	201,531,156	(285,017,981)
Level 3	1,798,330	768,994	–

Total	$ 5,985,377,877	$ 204,726,752	$ (286,644,702)

HIGH YIELD BOND FUND	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS *
	ASSETS	ASSETS	LIABILITIES

Level 1	$ 8,697,950	$ –	$ (107,303)
Level 2	162,247,253	1,517,441	(6,503,397)
Level 3	26,657	–	–

Total	$ 170,971,860	$ 1,517,441	$ (6,610,700)

STRATEGIC INCOME FUND	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS *
	ASSETS	ASSETS	LIABILITIES

Level 1	$ 49,390,550	$ –	$ (249,362)
Level 2	174,314,517	3,235,602	(54,606,870)
Level 3	5,281,755	–	–

Total	$ 228,986,822	$ 3,235,602	$ (54,856,232)

ALPHATRAK 500 FUND	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS *
	ASSETS	ASSETS	LIABILITIES

Level 1	$ 6,166,000	$ 4,071,526	$ (378,697)
Level 2	64,310,811	967,786	(9,965,583)
Level 3	408,856	–	–

Total	$ 70,885,667	$ 5,039,312	$ (10,344,280)

* Other financial instruments include (but may not be limited to) swap contracts, futures and reverse repurchase agreements.

122 / Annual Report March 2009

Notes to Financial Statements (continued)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	ULTRA SHORT BOND FUND		LOW DURATION BOND FUND		INTERMEDIATE BOND FUND
	Investments in Securities	Other Financial Instruments	Investments in Securities	Other Financial Instruments	Investments in Securities
Balance as of March 31, 2008	$2,503,659	$–	$6,012,035	$ –	$46,125
Accrued discounts/premiums	811	–	3,501	–	–
Realized gain (loss)**	772	–	144,195	–	–
Change in unrealized appreciation (depreciation)**	(1,655,039)	(742,251)	(7,006,237)	(1,310,402)	(35,291)
Net purchases (sales)	(245,261)	–	(6,602,177)	–	–
Transfers in and/or out of Level 3	28,183	841,064	9,103,700	1,484,777	54,913

Balance as of March 31, 2009	$633,125	$98,813	$1,655,017	$ 174,375	$65,747

	TOTAL RETURN BOND FUND		HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
	Investments in Securities	Other Financial Instruments	Investments in Securities	Investments in Securities	Investments in Securities
Balance as of March 31, 2008	$3,287,407	$–	$ 90,265	$ 22,307,051	$ 1,654,690
Accrued discounts/premiums	14,585	–	–	125,709	221
Realized gain (loss)**	234,686	–	(208,532)	(2,290,061)	890
Change in unrealized appreciation (depreciation)**	6,474,444	(5,777,499)	337,812	(5,869,824)	(837,687)
Net purchases (sales)	(9,594,028)	–	(211,494)	(9,711,525)	(272,667)
Transfers in and/or out of Level 3	1,381,236	6,546,493	18,606	720,405	(136,591)

Balance as of March 31, 2009	$1,798,330	$768,994	$ 26,657	$ 5,281,755	$ 408,856

** Included in the related realized gains/(losses) and net change in appreciation/depreciation on the Statements of Operations.

The amount of total gains/(losses) for the year ended March 31, 2009 that are attributable to the change in unrealized gains/(losses) relating to investments in Level 3 assets still held as of March 31, 2009 of the Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, Total Return Bond Fund, High Yield Bond Fund, Strategic Income Fund and AlphaTrak 500 Fund were $(1,660,284), $(3,672,902), $(19,125), $(939,828), $136,954, $(13,372,704) and $(895,372), respectively, which are reflected as a component of net change in unrealized depreciation on investments.

The Funds also implemented FASB Staff Position No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45”, (“FSP-133”). FSP-133 amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities”, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with FSP-133 and incorporated as part of the Note on swap agreements to the Schedules of Portfolio Investments.

Annual Report March 2009 / 123

Notes to Financial Statements (continued)

Recent accounting pronouncements:

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities are not backed by sub-prime borrowers.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund’s holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price

124 / Annual Report March 2009

Notes to Financial Statements (continued)

increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year ended March 31, 2009, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund, will not make total short sales exceeding 25% of the value of that Fund’s assets. The High Yield Bond Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of the Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At March 31, 2009, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. The Funds also may make short sales “against-the-box”, in which the Funds sell

Annual Report March 2009 / 125

Notes to Financial Statements (continued)

short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The Statement of Operations reflects net realized and net unrealized gains and losses on these contracts.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. The average dollar amount and average interest rate of reverse repurchase agreements in the Low Duration Bond Fund, Strategic Income Fund and the AlphaTrak 500 Fund for the year ended March 31, 2009 were $13,717,203 and 1.16%, $17,963,025 and 2.73% and $2,157,940 and 1.73%, respectively.

In addition to the securities listed above, the AlphaTrak 500 Fund may invest in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may invest in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counter-party.

In addition, the Funds may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counter-party risk and credit risk.

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At March 31, 2009, the Funds did not hold swaptions.

The Funds also may enter into total return swap agreements. Total Return Swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of

126 / Annual Report March 2009

Notes to Financial Statements (continued)

LIBOR based cashflows. The Total Return Swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The Total Return Swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total Return Swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the Statements of Assets and Liabilities and the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At March 31, 2009, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

Terminated Swaps Payable and Maturities Receivable from Lehman Brothers:

On September 15, 2008, Lehman Brothers Holdings, Inc. (“Lehman”) filed for bankruptcy protection. At that time, the Funds had outstanding swap agreements with Lehman Brothers Special Financing, Inc. (“LBSF”) as the counter-party, which is an affiliate of Lehman. Additionally, Lehman guaranteed LBSF’s obligations under those agreements. The Funds exercised their right under the swap agreements to terminate the contracts due to the bankruptcy filing. Corresponding liabilities as shown in the Statement of Assets and Liabilities as Payable for terminated swaps were recorded on the books and records of the Funds to reflect the amount of unrealized loss embedded within the swap agreements at the termination date, as determined by the Investment Manager. Although the Investment Manager believes that those are the correct amounts, and it has received no information from representatives for the estates of Lehman and LBSF to indicate otherwise, the bankruptcy process for Lehman and LBSF is very complex and no completion date for final settlement of these amounts is known, and it is possible for the bankruptcy court to adjust the final amount. Other expenses may be incurred in connection with the resolution of those liabilities, such as interest and legal fees. Additionally, some of the Funds held Lehman notes, which as of March 31, 2009 had contractually matured. The Funds have set up receivables at the estimated market value of those matured notes. To estimate the market value of those receivables, the Investment Manager obtained independent broker prices on outstanding Lehman debt. The Investment Manager believes those prices to be representative of current market value. It is not now known whether and to what extent any set-offs between those notes and the swap liabilities may be applied by the court. See Subsequent Events Footnote 11.

4.	RISK CONSIDERATIONS

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Annual Report March 2009 / 127

Notes to Financial Statements (continued)

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (MBS) and Asset-backed securities (ABS) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance vs. purchase vs. equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ Statement of Assets and Liabilities.

128 / Annual Report March 2009

Notes to Financial Statements (continued)

While no single measure can account for all the risk factors, one of the most commonly referenced aggregate risk metrics is the bond’s ratings per Moody’s and S&P. As of March 31, 2009, the market value exposure of these positions was as follows:

		% OF TOTAL NET ASSETS BY CREDIT QUALITY (UNAUDITED)
PORTFOLIO	MARKET VALUE	AAA	AA	A	BBB	BIG*
Ultra Short Bond Fund
Alt-A	$27,046,248	27.79%	0.00%	0.00%	0.51%	0.00%
Sub Prime	25,013,812	17.16%	0.55%	4.15%	0.80%	3.51%
Low Duration Bond Fund
Alt-A	169,830,319	13.96%	1.17%	0.33%	0.60%	1.56%
Sub Prime	202,884,681	15.61%	0.88%	1.72%	0.57%	2.28%
Intermediate Bond Fund
Alt-A	5,705,366	2.81%	0.00%	0.33%	0.00%	0.31%
Sub Prime	12,960,268	5.52%	0.66%	0.41%	0.18%	1.06%
Total Return Bond Fund
Alt-A	305,480,675	3.93%	0.34%	0.00%	0.32%	1.19%
Sub Prime	356,966,339	4.72%	0.59%	0.30%	0.25%	0.90%
High Yield Bond Fund
Alt-A	120,467	0.00%	0.01%	0.00%	0.00%	0.06%
Sub Prime	1,945,122	0.08%	0.29%	0.53%	0.02%	0.25%
Strategic Income Fund
Alt-A	6,627,384	3.10%	0.00%	0.96%	0.00%	1.16%
Sub Prime	39,790,455	16.60%	1.79%	0.41%	3.44%	9.08%
Alpha Trak 500 Fund
Alt-A	12,752,528	17.68%	1.76%	2.06%	0.00%	0.00%
Sub Prime	14,887,318	16.83%	4.68%	0.31%	0.62%	2.67%
* Below Investment Grade

5.	SECURITIES TRANSACTIONS

Investment transactions for the year ended March 31, 2009 excluding U.S. Government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$24,710,060	$90,360,871
Low Duration Bond Fund	494,891,318	738,911,471
Intermediate Bond Fund	223,192,996	177,910,574
Total Return Bond Fund	12,356,089,947	10,308,098,674
High Yield Bond Fund	200,817,164	117,864,793
Strategic Income Fund	635,544,807	695,600,199
AlphaTrak 500 Fund	142,920,834	191,834,517

Investment transactions in U.S. Government securities for the year ended March 31, 2009 were as follows:
PORTFOLIO	PURCHASES	SALES
Low Duration Bond Fund	$32,161,248	$32,176,063
Intermediate Bond Fund	72,061,710	87,874,575
Total Return Bond Fund	1,562,659,590	1,936,173,448

Annual Report March 2009 / 129

Notes to Financial Statements (continued)

Transactions in option contracts written for the year ended March 31, 2009 were as follows:

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Outstanding at March 31, 2008	–	–	7,450	$11,242,584
Option written during period	450	$348,398	15,360	10,930,731
Option exercised during period	–	–	–	–
Options expired during period	(168)	(103,604)	(8,754)	(5,518,691)
Options closed during period	(282)	(244,794)	(14,056)	(16,654,624)

Outstanding at March 31, 2009	–	$–	–	$–

	HIGH YIELD BOND FUND		STRATEGIC INCOME FUND
	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Outstanding at March 31, 2008	165	$249,252	870	$883,265
Option written during period	960	537,796	2,930	1,740,033
Option exercised during period	–	–	–	–
Options expired during period	(607)	(253,422)	(1,476)	(657,333)
Options closed during period	(518)	(533,626)	(2,324)	(1,965,965)

Outstanding at March 31, 2009	–	$–	–	$–

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, and the High Yield Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, and 0.50%, respectively, of each Fund’s average daily net assets. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee was decreased by 100% resulting in $0 total management fees for the year ended March 31, 2009. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant twelve month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch 3 Month U.S. Treasury Bill Index plus 2.00% over the same period. Under this agreement, the basic fee was decreased by 1.03% resulting in $377,779 of total management fees for the year ended March 31, 2009.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap (excluding the AlphaTrak 500 Fund and the Strategic Income Fund, which shall reimburse the Adviser to the extent that the Fund’s other expenses, are below an agreed-upon cap). The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of the Fund are at or above the expense cap. However, if the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year. Investment advisory fees and related voluntary expense limitations for the year ended March 31, 2009, were as follows:

130 / Annual Report March 2009

Notes to Financial Statements (continued)

	INVESTMENT ADVISORY FEE RATE		VOLUNTARY EXPENSE LIMITATION
PORTFOLIO	CLASS M	CLASS I	CLASS M	CLASS I
Ultra Short Bond Fund	0.25%	0.25%	0.50%	0.34%
Low Duration Bond Fund	0.30	0.30	0.58	0.39
Intermediate Bond Fund	0.35	0.35	0.65	0.44
Total Return Bond Fund	0.35	0.35	0.65	0.44
High Yield Bond Fund	0.50	0.50	0.80	0.55
Strategic Income Fund	0.50 - 1.90	0.50 - 1.90	0.95 - 2.35	0.70 - 2.10
AlphaTrak 500 Fund	0.00 - 0.70	N/A	0.20 - 0.90	N/A
At March 31, 2009, the balance of recoupable expenses with expiration dates for the Funds were as follows:
PORTFOLIO	2010	2011	2012	TOTAL
Ultra Short Bond Fund	$178,062	$115,430	$181,484	$474,976
Low Duration Bond Fund	224,360	173,746	473,126	871,232
Intermediate Bond Fund	158,391	130,872	185,919	475,182
Total Return Bond Fund	225,766	155,516	249,971	631,253
High Yield Bond Fund	191,390	180,613	223,872	595,875

For the year ended March 31, 2009, the Adviser did not recoup any waived or reimbursed expenses from the Funds.

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $12,000 and $3,000 for each meeting of the Board attended. The Trust has an unfunded, non-qualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments. The expenses related to the annual retainer, meeting fees, and / or any fluctuation in the selected Funds under the Plan are recorded in Trustees’ fees and expenses on the Statement of Operations.

7.	SHARE MARKETING (12b-1) Plan

The Trust has a Share Marketing Plan (or “the Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, the Strategic Income Fund and the AlphaTrak 500 Fund. The Total Return Bond Fund and Low Duration Bond Fund began accruing for Rule 12b-1 expenses on April 1, 2000. The High Yield Bond Fund began accruing for Rule 12b-1 expenses on October 2, 2002. The Ultra Short Bond Fund, the Intermediate Bond Fund, and the Strategic Income Fund began accruing for Rule 12b-1 expenses on July 2, 2003. Under the Plan, the Trust pays PFPC Distributors, Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of each Fund’s aggregate average daily net assets to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the year ended March 31, 2009. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees.

Annual Report March 2009 / 131

Notes to Financial Statements (continued)

8.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Change in Fund shares:
Shares outstanding at beginning of year	28,656,966	23,436,843	25,920,710	24,434,344
Shares sold	4,098,230	33,240,406	11,181,196	26,819,882
Shares issued through reinvestment of distributions	876,762	1,612,220	711,544	1,366,444
Shares redeemed	(23,448,505)	(29,632,503)	(20,791,884)	(26,699,960)

Net increase/(decrease) in fund shares	(18,473,513)	5,220,123	(8,899,144)	1,486,366

Shares outstanding at end of year	10,183,453	28,656,966	17,021,566	25,920,710

	LOW DURATION BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Change in Fund shares:
Shares outstanding at beginning of year	148,991,161	99,580,067	67,542,055	74,964,837
Shares sold	66,142,153	110,779,507	9,814,863	31,144,327
Shares issued through reinvestment of distributions	8,122,422	6,768,452	3,265,215	3,517,600
Shares redeemed	(130,559,924)	(68,136,865)	(36,306,319)	(42,084,709)

Net increase/(decrease) in fund shares	(56,295,349)	49,411,094	(23,226,241)	(7,422,782)

Shares outstanding at end of year	92,695,812	148,991,161	44,315,814	67,542,055

	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Change in Fund shares:
Shares outstanding at beginning of year	1,498,025	1,232,679	13,639,813	9,346,203
Shares sold	1,534,560	344,713	2,846,348	5,685,279
Shares issued through reinvestment of distributions	157,049	67,013	904,723	457,023
Shares redeemed	(340,646)	(146,380)	(1,958,523)	(1,848,692)

Net increase in fund shares	1,350,963	265,346	1,792,548	4,293,610

Shares outstanding at end of year	2,848,988	1,498,025	15,432,361	13,639,813

132 / Annual Report March 2009

Notes to Financial Statements (continued)

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Change in Fund shares:
Shares outstanding at beginning of year	359,790,611	123,292,094	226,886,418	132,222,930
Shares sold	183,468,051	288,640,412	72,125,386	116,343,673
Shares issued through reinvestment of distributions	25,284,737	9,270,142	16,187,140	8,321,343
Shares redeemed	(200,188,807)	(61,412,037)	(87,748,465)	(30,001,528)

Net increase/(decrease) in fund shares	8,563,981	236,498,517	564,061	94,663,488

Shares outstanding at end of year	368,354,592	359,790,611	227,450,479	226,886,418

	HIGH YIELD BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Change in Fund shares:
Shares outstanding at beginning of year	4,249,866	3,466,192	6,547,588	4,627,097
Shares sold	6,621,025	2,034,170	6,887,237	3,530,901
Shares issued through reinvestment of distributions	547,450	328,696	1,014,754	523,204
Shares redeemed	(3,484,368)	(1,579,192)	(478,995)	(2,133,614)

Net increase in fund shares	3,684,107	783,674	7,422,996	1,920,491

Shares outstanding at end of year	7,933,973	4,249,866	13,970,584	6,547,588

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Change in Fund shares:
Shares outstanding at beginning of year	4,948,984	8,928,918	30,705,222	33,341,918
Shares sold	1,956,578	2,532,688	5,952,250	10,299,709
Shares issued through reinvestment of distributions	477,374	569,585	2,699,894	2,924,258
Shares redeemed	(5,972,544)	(7,082,207)	(18,377,415)	(15,860,663)

Net increase/(decrease) in fund shares	(3,538,592)	(3,979,934)	(9,725,271)	(2,636,696)

Shares outstanding at end of year	1,410,392	4,948,984	20,979,951	30,705,222

	ALPHA TRAK FUND
	CLASS M	CLASS M
	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Change in Fund shares:
Shares outstanding at beginning of year	23,491,720	21,454,339
Shares sold	6,213,475	5,098,987
Shares issued through reinvestment of distributions	102,428	1,974,277
Shares redeemed	(9,785,370)	(5,035,883)

Net increase/(decrease) in fund shares	(3,469,467)	2,037,381

Shares outstanding at end of year	20,022,253	23,491,720

Annual Report March 2009 / 133

Notes to Financial Statements (continued)

Redemption Fee:

The High Yield Bond Fund will charge a 1.00% redemption fee when shares are redeemed (either by selling or by exchanging into another fund) within 6 months of purchase. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged, will be withheld from the redemption proceeds and paid directly to the Fund.

9.	FEDERAL TAX INFORMATION:

Capital Loss Carryforwards:

At March 31, 2009, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2014	EXPIRING IN 2015	EXPIRING IN 2016	EXPIRING IN 2017
Ultra Short Bond Fund	$ –	$ 171,312	$1,489,244	$ 17,068,161
Low Duration Bond Fund	5,831,064	–	–	99,373,584
Intermediate Bond Fund	–	–	–	3,098,824
Total Return Bond Fund	–	–	–	162,902,742
High Yield Bond Fund	112,035	–	161,051	7,454,755
Strategic Income Fund	61,791	1,235,093	9,036,932	47,852,416
AlphaTrak 500 Fund	–	–	–	60,439,961
Tax Basis of Distributable Income:

As of March 31, 2009, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income/(loss) (inclusive of short-term gains)	$ 1	$ 352	$ (111,526)	$ (1,678,436)
Accumulated capital loss carryforwards and Post-October losses	(30,262,108)	(137,452,091)	(3,318,547)	(206,196,506)
Net unrealized appreciation/(depreciation)	(35,486,501)	(351,823,597)	(14,049,070)	(419,730,849)

Total accumulated earnings/(losses)	$(65,748,608)	$(489,275,336)	$(17,479,143)	$(627,605,791)

		HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHA TRAK 500 FUND
Undistributed ordinary income/(loss) (inclusive of short-term capital gains)		$ (29,963)	$ 54,939	$ –
Other temporary differences		–	–	(650,340)
Accumulated capital loss carryforwards and Post-October losses		(22,876,097)	(78,055,126)	(81,770,066)
Net unrealized appreciation/(depreciation)		(15,742,325)	(103,314,842)	(36,847,608)
Distributions payable		–	–	–

Total accumulated earnings/(losses)		$(38,648,385)	$(181,315,029)	$(119,268,014)

Permanent differences incurred during the fiscal year ended March 31, 2009 resulting from differences in book and tax accounting have been reclassified at year end as follows:

FUND	DECREASE PAID-IN-CAPITAL	INCREASE/(DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)
Ultra Short Bond Fund	$ –	$ 395,039	$ (395,039)
Low Duration Bond Fund	–	5,972,649	(5,972,649)
Intermediate Bond Fund	(19,048)	156,320	(137,272)
Total Return Bond Fund	–	6,943,570	(6,943,570)
High Yield Bond Fund	11	175,845	(175,856)
Strategic Income Fund	–	735,528	(735,528)
AlphaTrak 500 Fund	(6,572,925)	(6,218,675)	12,791,600

134 / Annual Report March 2009

Notes to Financial Statements (continued)

Tax Basis of Distributions to Shareholders:

	ULTRA SHORT BOND FUND		LOW DURATION BOND FUND
	MARCH 31, 2009	MARCH 31, 2008	MARCH 31, 2009	MARCH 31, 2008
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$8,771,418	$16,331,390	$96,174,271	$100,228,731

Total taxable distributions	$8,771,418	$16,331,390	$96,174,271	$100,228,731

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
	MARCH 31, 2009	MARCH 31, 2008	MARCH 31, 2009	MARCH 31, 2008
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$10,614,804	$6,453,710	$414,320,160	$195,970,378
Net long-term capital gains	861,109	–	17,387,853	–
Return of Capital	19,048	–	–	–

Total taxable distributions	$11,494,961	$6,453,710	$431,708,013	$195,970,378

	HIGH YIELD BOND FUND		STRATEGIC INCOME FUND
	MARCH 31, 2009	MARCH 31, 2008	MARCH 31, 2009	MARCH 31, 2008
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$13,013,501	$8,369,964	$29,621,411	$35,944,758
Return of Capital	–	1,026,615	–	–

Total taxable distributions	$13,013,501	$9,396,579	$29,621,411	$35,944,758

			ALPHATRAK 500 FUND
			MARCH 31, 2009	MARCH 31, 2008
Distributions from:
Ordinary income (inclusive of short-term capital gains)			$ –	$10,314,613
Net long-term capital gains			–	5,349,411
Return of Capital			795,847	2,180,831

Total taxable distributions			$795,847	$17,844,855

10.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

11.	SUBSEQUENT EVENTS

During April and May, 2009, LBSF filed complaints in the United States Bankruptcy Court – Southern District of New York against Total Return Bond Fund and Low Duration Bond Fund. The complaints allege that Total Return Bond Fund and Low Duration Bond Fund owe LBSF $46.2 million and $17.3 million plus interest from September 19, 2008, respectively, and other unspecified damages.

As discussed in Note 3, the Funds recorded liabilities relating to terminated swap positions with LBSF and also held notes issued by Lehman some of which had matured by fiscal year-end. As of March 31, 2009, the Total Return Bond Fund recorded a swap liability payable to LBSF of $146.2 million and held, as assets, $46.2 million of par value in Lehman issued notes recorded at its fair market value of $5.4 million as of March 31, 2009. Low Duration Bond Fund recorded a swap liability payable to LBSF of $38.7 million and held $17.3 million of par value in Lehman issued notes recorded at its fair market value of $2.0 million. During April, 2009, the Total Return Bond Fund and the Low Duration Bond Fund paid $100 million and $21.4 million, respectively to LBSF representing the net amount of the swap liabilities and the par value of the notes.

Annual Report March 2009 / 135

Notes to Financial Statements (continued)

Although the remaining amounts are reflected as liabilities still owed to LBSF, the Funds are currently pursuing the legal right to set-off the liabilities owed by the Funds relating to the LBSF swaps with the amounts owed to the Funds from the Lehman notes. If the Funds prevail with the right to set-off the amounts, the Total Return Bond Fund and the Low Duration Bond Fund could recognize gains due to the realization of the entire par value on the notes. The amounts recognized would be $40.8 million and $15.3 million, respectively, which represent the differences in par value and fair market value at fiscal year-end. Additionally, the other Funds, which are not named in the complaint, could realize similar gains. The amounts are $1.6 million, $1.3 million, $0.6 million and $1.5 million for the AlphaTrak 500 Fund, Intermediate Bond Fund, High Yield Bond Fund and Ultra Short Bond Fund, respectively. Management to the Funds also does not believe that interest is due on the amounts claimed and is defending the position with legal action.

The ultimate resolution of these actions by court action or settlement is uncertain. The Funds will incur their share of related legal fees and expenses to defend these actions. If the Funds are unsuccessful in their defense, they could also incur interest expenses as part of the resolution.

136 / Annual Report March 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of the Metropolitan West Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Metropolitan West Funds (the “Trust”) comprising the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, the Strategic Income Fund, and the AlphaTrak 500 Fund (collectively, the “Funds”) as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Metropolitan West Funds as of March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

May 26, 2009

Annual Report March 2009 / 137

Metropolitan West Funds

Tax Information Notice

(Unaudited)

For shareholders that do not have an March 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2009, each portfolio is designating the following items with regard to distributions paid during the year.

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGHYIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Net Investment Income Distributions	100.00%	100.00%	78.26%	77.17%	100.00%	100.00%	0.00%
Short Term Capital Gain Distributions	0.00%	0.00%	14.07%	18.80%	0.00%	0.00%	0.00%
Long Term Capital Gain Distributions	0.00%	0.00%	7.50%	4.03%	0.00%	0.00%	0.00%
Return of Capital	0.00%	0.00%	0.17%	0.00%	0.00%	0.00%	100.00%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Distributions	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Qualifying For Corporate Dividends Rec. Deduction (1)	0.00%	0.61%	0.00%	0.01%	1.01%	1.64%	0.00%
Qualifying Dividend Income (2)	0.00%	0.01%	0.00%	0.00%	1.01%	0.53%	0.00%
U.S. Government Interest (3)	0.00%	0.02%	7.83%	0.04%	0.00%	0.06%	0.00%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	92.30%	90.05%	96.06%	93.90%	96.74%	95.45%	0.00%
Qualified Short Term Capital Gain (6)	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)

Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short term capital gain and net investment income).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Short Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

138 / Annual Report March 2009

Metropolitan West Funds

Privacy Notice (Unaudited)

The Trust collects nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you may give us orally;

•	Information about your transactions with us or others;

•	Information you submit to us in correspondence, including emails; and

•	Information about any bank account you use for transfers between your bank account and any custodial account, including information provided when effecting wire transfers.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities. We shall limit access to your personal account information to those agents of the Trust who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain safeguards to guard your nonpublic personal information.

If, at any time in the future, it is necessary to disclose any of your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure.

Annual Report March 2009 / 139

MANAGEMENT INFORMATION

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term “officer” means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. All officers serve without direct compensation from the Funds. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800) 241-4671.

NAME AND AGE***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Independent Trustees of the Trust*
Ronald J. Consiglio (65)	Trustee	Indefinite term, since 2003	Mr. Consiglio has served as the Managing Partner of Synergy Trading, a securities trading partnership, since June 2001.	7	Mannkind Corp. (Pharmaceutical Preparations).

Martin Luther King III (51)	Trustee	Indefinite term, since 1997	Since 1998, Mr. King has served as the President and Chief Executive Officer of The King Center. Since 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	7	None

Peter McMillan (51)	Trustee	Indefinite term, since 2008	Since 2000, Mr. McMillan has served as the founder and chief executive officer of Willowbrook Capital Group LLC, an investment advisory firm. He has also served as a founder and chief executive officer of KBS Capital Advisors, a manager of real estate investment trusts, since 2005.	7	Willowbrook Capital Group LLC (Investment Advisory); KBS Capital Advisors (Real Estate Investments); Steinway Musical Instruments, Inc. (Musical Instruments Manufacturing)

Andrew W. Tarica (49)	Trustee	Indefinite term, since 2002	Mr. Tarica has served as the Chief Executive Officer of Meadowbrook Capital Management, a fixed-income asset management company that also manages a fixed income hedge fund, since February of 2001. Since 2005, Mr. Tarica also has served as an employee of Sanders Morris Harris, a Houston-based broker-dealer, for purposes of managing a fixed-income portfolio.	7	None

Daniel D. Villanueva (71)	Trustee	Indefinite term, since 1997	Mr. Villanueva has been a partner of RC Fontis Partners (a private equity fund) since January of 2006. Prior to this, he served as the Chairman and Managing Director of Bastion Capital Corporation, an investment firm, from 1990 to 2005. He has served as the Chairman of Integrated Water Resources since 1999.	7	Citibank-Banamex (USA); Fleetwood Enterprises, Inc. (Recreational Vehicles); Integrated Water Resources; Southwest Airlines (Airline)

140 / Annual Report March 2009

NAME AND AGE***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Interested Trustees**
Scott B. Dubchansky (49)	Trustee	Indefinite term, since 1997	Mr. Dubchansky has served as a Managing Director of the Adviser since August 1996. He also served as the Chief Executive Officer (CEO) of the Adviser from August 1996 to June 2008. Since June 2004, he has been the CEO and Chief Compliance Officer of West Gate Advisors, LLC, an investment adviser affiliate of the Adviser. Mr. Dubchansky began serving as CEO of MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser, in June 2004.	7	West Gate Strategic Income Fund I Master Fund, Ltd.; West Gate Multi-Strategy Fund, Ltd.; West Gate Leveraged Loan Master Fund, LP.; West Gate Advisors, LLC

Laird Landmann (44)	Trustee	Indefinite term, since 2008	Since 1996, Mr. Landmann has been a Managing Director and portfolio manager with the Adviser.	7	None
Officers of the Trust who are not Trustees
Joseph D. Hattesohl (45)	Treasurer since 2001 and Chief Financial Officer since 2003	Indefinite term, since 2001 and 2003, respectively

Mr. Hattesohl has served as the Chief Financial Officer of the Adviser since November 2000. Since June 2004, he also serves as Chief Financial Officer of West Gate Advisors, LLC, an investment adviser affiliate of the Adviser, and President of MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser.

				N/A	N/A

Keith T. Kirk (45)	Chief Compliance Officer since 2004, Vice President since 2007 and Secretary since 2006	Indefinite Term, since 2004, 2007 and 2006, respectively	Since 2004, Mr. Kirk has served as the Chief Compliance Officer for the Adviser and MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser. He has worked for the Adviser since 2003.	N/A	N/A

Erik L. Cuellar (37)	Principal Accounting Officer and Assistant Treasurer since 2006	Indefinite Term, since 2006

Presently, Mr. Cuellar is the Assistant Vice President of Fund Operations for the Adviser. He has worked for the Adviser since June 2006. From 1998 through 2006, Mr. Cuellar served as Manager of Alternative Investments at Western Asset Management Company.

				N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Trust as defined in the 1940 Act.

**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.

***	For purposes of trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025.

Annual Report March 2009 / 141

BOARD OF TRUSTEES

Andrew Tarica

Scott B. Dubchansky

Laird Landmann

Peter McMillan

Martin Luther King III

Daniel D. Villanueva

Ronald J. Consiglio

OFFICERS

David Lippman

President and Principal Executive Officer

Joseph D. Hattesohl

Treasurer and Chief Financial Officer

Keith T. Kirk

Chief Compliance Officer and Secretary

Erik L. Cuellar

Assistant Treasurer and Principal Accounting Officer

ADVISER

Metropolitan West Asset Management, LLC

11766 Wilshire Boulevard, Suite 1500

Los Angeles, CA 90025

CUSTODIAN

The Bank of New York

One Wall Street

New York, NY 10286

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

DISTRIBUTOR

PFPC Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP

55 Second Street, 24th Floor

San Francisco, CA 94105-3441

For Additional Information about the Metropolitan West Funds call: (310) 966-8900 or (800) 241-4671 (toll-free) www.mwamllc.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

METAR2009

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Ronald Consiglio is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $395,550 in 2009 and $395,557 in 2008.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2009 and $0 in 2008.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $28,000 in 2009 and $26,600 in 2008. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns (Form 1120-RIC and Form 100 CA) and year end Excise Tax review.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2009 and $0 in 2008.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A
(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $549,550 in 2009 and $553,825 in 2008.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ David Lippman
David Lippman, President and Principal Executive Officer (principal executive officer)

Date:	6/5/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Lippman
David Lippman, President and Principal Executive Officer (principal executive officer)

Date:	6/5/09

By (Signature and Title)*	/s/ Joseph D. Hattesohl
Joseph D. Hattesohl, Treasurer (principal financial officer)

Date:	6/5/09

* Print the name and title of each signing officer under his or her signature.